                                                     Free Writing Prospectus
                                                     Filed Pursuant to Rule 433
                                                     Registration No. 333-140740

INFORMATION IN THESE MATERIALS MAY BE AMENDED OR COMPLETED PRIOR TO SALE, DATED
                                 MARCH 21, 2007.

                                 CMBS NEW ISSUE
                  REVISED STRUCTURAL AND COLLATERAL TERM SHEET

                                 $2,267,244,000
                                  (APPROXIMATE)

          SERIES 2007-C2 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
      CLASS A-1, CLASS A-2, CLASS A-AB, CLASS A-3FX, CLASS A-1A, CLASS XP,
    CLASS A-MFX, CLASS A-JFX, CLASS B, CLASS C, CLASS D, CLASS E AND CLASS F
--------------------------------------------------------------------------------
                  COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
                                 Issuing Entity

                       CWCAPITAL COMMERCIAL FUNDING CORP.
                                    Depositor

                                  CWCAPITAL LLC
                      WACHOVIA BANK, NATIONAL ASSOCIATION
                      CITIGROUP GLOBAL MARKETS REALTY CORP.
                      ARTESIA MORTGAGE CAPITAL CORPORATION
                      Sponsors and Mortgage Loan Sellers

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                 Master Servicer

                         CWCAPITAL ASSET MANAGEMENT LLC
                                Special Servicer

                             WELLS FARGO BANK, N.A.
                                     Trustee

             [LOGO] CITI                        [LOGO] WACHOVIA SECURITIES
Co-Lead and Joint Bookrunning Manager      Co-Lead and Joint Bookrunning Manager

                              DEUSTSCHE BANK [LOGO]
                                 Co-Lead Manager

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                                TABLE OF CONTENTS

Transaction Structure
  Transaction Terms ........................................................   3
  Structure Overview .......................................................   8
Mortgage Pool Characteristics as of the Cut-Off Date

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

      NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
      MEANINGS ASCRIBED TO THEM IN THE FREE WRITING PROSPECTUS, DATED MARCH 22,
      2007.

ISSUE TYPE                 Sequential pay REMIC. Class A-1, Class A-2, Class A-AB, Class A-3FX, Class A-1A, Class
                           XP, Class A-MFX, Class A-JFX, Class B, Class C, Class D, Class E and Class F
                           Certificates (the "Offered Certificates") are offered publicly. All other Certificates will be privately placed to qualified institutional buyers, institutional accredited investors or purchasers in offshore transactions in reliance in Regulation S.

CUT-OFF DATE               All Mortgage Loan characteristics are based on balances as of the Cut-Off Date, which is the related payment date of such mortgage loan in April 2007, with respect to each mortgage loan that has a payment date in April 2007. With respect to each mortgage loan that has its first payment date in May 2007, the later of the related date of origination and April 1, 2007. All percentages presented herein are approximate.

MORTGAGE POOL              The Mortgage Pool consists of 153 Mortgage Loans (the "Mortgage Loans") with an aggregate principal balance as of the Cut-Off Date of $2,447,766,906 (the "Cut-Off
                           Date Pool Balance"), subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 176 properties (the "Mortgaged Properties") located throughout 37 states and the District of Columbia. The Mortgage Pool will be deemed to consist of 2 loan groups ("Loan Group 1" and "Loan Group 2" and, together, the "Loan Groups"). Loan
                           Group 1 will consist of all of the Mortgage Loans that are not secured by Mortgaged
                           Properties that are multifamily properties with an aggregate principal balance as of the Cut-Off Date of $1,956,939,279 (the "Cut-Off Date Group 1 Balance"). Loan Group 2
                           will consist of 26 Mortgage Loans that are secured by multifamily properties and one mixed use property with a multifamily component with an aggregate principal balance as of the Cut-Off Date of $490,827,627 (the "Cut-Off Date Group 2 Balance" and, together with the Cut-Off Date Group 1 Balance, the "Cut-Off Date Pool Balance").

DEPOSITOR                  CWCapital Commercial Funding Corp.

UNDERWRITERS               Citigroup Global Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank
                           Securities Inc. It is intended that Wachovia Securities International Limited will act as a member of the selling group on behalf of Wachovia Capital Markets, LLC and may sell Offered Certificates on behalf of Wachovia Capital Markets, LLC in certain jurisdictions.

MORTGAGE LOAN SELLERS      CWCapital LLC ("CWCapital"), Wachovia Bank, National Association ("Wachovia"),
 AND SPONSORS              Citigroup Global Markets Realty Corp. ("CGMRC") and Artesia Mortgage Capital
                           Corporation ("Artesia").

                                                                   NUMBER OF     AGGREGATE      PERCENTAGE OF
                                                                   MORTGAGE     CUT-OFF DATE    CUT-OFF DATE
                           MORTGAGE LOAN SELLER                      LOANS        BALANCE       POOL BALANCE
                           -------------------------------------   ---------   --------------   -------------

                           CWCapital LLC*                              57      $  901,233,360       36.8%
                           Wachovia Bank, National Association         31         813,395,733       33.2
                           Citigroup Global Markets Realty Corp.       22         413,927,320       16.9
                           Artesia Mortgage Capital Corporation        43         319,210,492       13.0
                                                                      ---      --------------      -----
                           TOTAL                                      153      $2,447,766,906      100.0%
                                                                      ===      ==============      ======

                           _____________________
                           *     For purposes of the information contained herein, although certain Mortgage
                                 Loans were sold to the Depositor by CWCapital Mortgage Securities I LLC or
                                 CWCapital Mortgage Securities III LLC, all references to "mortgage loan seller"
                                 or "seller" with respect to such Mortgage Loans will be deemed to refer to
                                 CWCapital. Prior to this securitization, those Mortgage Loans were originated and closed or purchased by CWCapital and subsequently sold by CWCapital to
                                 CWCapital Mortgage Securities I or CWCapital Mortgage Securities III LLC. The
                                 representations and warranties made by CWCapital in connection with the sale of these Mortgage Loans to CWCapital Mortgage Securities I LLC or CWCapital
                                 Mortgage Securities III LLC will be separately made to the Depositor by
                                 CWCapital and the sole recourse to cure a material document defect or a material breach in respect of such Mortgage Loans or to repurchase or replace any of those Mortgage Loans, if defective, will be solely against CWCapital.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                        3

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

TRUSTEE                    Wells Fargo Bank, N.A.

MASTER SERVICER            Wachovia Bank, National Association

SPECIAL SERVICER           CWCapital Asset Management LLC

RATING AGENCIES            Fitch, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's").

DENOMINATIONS              $25,000 minimum for Offered Certificates other than the Class XP Certificates.
                           $1,000,000 minimum for the Class XP Certificates.

CLOSING DATE               On or about April 13, 2007.

SETTLEMENT TERMS           Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE          The fourth business day following the related Determination Date, commencing in May
                           2007.

DETERMINATION DATE         The 11th day of each month, or if such 11th day is not a business day, the next succeeding business day, commencing, with respect to the Offered Certificates, in May
                           2007.

INTEREST DISTRIBUTIONS     Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance or Notional Amount of such Class. Interest will be distributed on each Distribution Date in sequential order of Class designations with the Class A-1, Class A-2, Class A-AB, Class A-3FX and Class A-3FL REMIC II regular interest, Class A-1A, Class XC, Class XP and Class XW Certificates ranking pari passu in entitlement to interest.

                           The Offered Certificates will accrue interest on the basis of a 360-day year consisting of twelve 30-day months.

                           The interest accrual period with respect to any Distribution Date and any Class of
                           Offered Certificates is the calendar month preceding the month in which the
                           Distribution Date occurs.

                           The interest accrual period with respect to Class A-3FL, Class A-MFL and Class A-JFL
                           Certificates will be based on the number of days from the prior Distribution Date to the day before the current Distribution Date.

PRINCIPAL DISTRIBUTIONS    Principal will be distributed on each Distribution Date in accordance with the priorities set forth in "DESCRIPTION OF THE OFFERED CERTIFICATES--Payments" in the
                           free writing prospectus, dated March 22, 2007 (the "Prospectus Supplement").
                           Generally, the Class A-1, Class A-2, Class A-AB Certificates, in that order, then
                           Class A-3FX Certificates and the Class A-3FL REMIC II regular interest, on a pro-rata basis, will only be entitled, to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 after the Certificate Balance of the Class A-AB Certificates has been reduced to the planned principal balance for the related payment date set forth in the Prospectus Supplement and from Loan Group 2 after the Certificate Balance of the Class A-1A Certificates has been reduced to zero.
                           The Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2, and after Certificate Balances of the Class A-3FX Certificates and the Class A-3FL REMIC
                           II regular interest, (on a pro-rata basis), have been reduced to zero, from Loan Group
                           1. If, due to losses, the Certificate Balances of the Class A-MFX Certificates and
                           Class A-MFL REMIC II regular interest through Class S Certificates are reduced to zero, but any two or more of the Class A-1, Class A-2, Class A-AB, Class A-3FX, and
                           Class A-1A Certificates and Class A-3FL REMIC II regular interest remain outstanding, payments of principal to the Class A-1, Class A-2, Class A-AB, Class A-3FX and Class
                           A-1A Certificates and Class A-3FL REMIC II regular interest will be made on a pro rata basis. The Class XC, Class XP and Class XW Certificates will not be entitled to distributions of principal.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                        4

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

LOSSES                     Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to Class
                           S, Class Q, Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H,
                           Class G, Class F, Class E, Class D, Class C, Class B Certificates in that order, then to the Class A-JFX and Class A-JFL REMIC II regular interest Certificates, on a pro rata basis, and then to Class A-MFX and Class A-MFL REMIC II regular interest
                           Certificates, on a pro rata basis. Any remaining losses will be allocated pro rata to the Class A-1, Class A-2, Class A-AB, Class A-3FX and Class A-1A Certificates and the
                           Class A-3FL REMIC II regular interest.

PREPAYMENT PREMIUMS AND    Any Prepayment Premiums or Yield Maintenance Charges actually collected on a Mortgage
 YIELD MAINTENANCE         Loan during the related collection period in which the prepayment occurred will be
 CHARGES                   distributed to Certificateholders on the related Distribution Date following the collection period in which the prepayment occurred. Generally, the Class A-1, Class
                           A-2, Class A-AB, Class A-3FX and the Class A-3FL REMIC II regular interest
                           Certificates will only be entitled to receive distributions of Prepayment Premiums or
                           Yield Maintenance Charges in respect of Mortgage Loans in Loan Group 1 until the
                           Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the
                           Class A-1A Certificates will only be entitled to receive distributions of Prepayment
                           Premiums or Yield Maintenance Charges in respect of Mortgage Loans in Loan Group 2 until the Certificate Balances of the Class A-3FX Certificates and the Class A-3FL
                           REMIC II regular interest has been reduced to zero. On each Distribution Date, the holders of each Class of Offered Certificates and the Class G, Class H, Class J and
                           Class K Certificates then entitled to principal distributions will be entitled to a portion of Prepayment Premiums or Yield Maintenance Charges equal to the product of
                           (a) the amount of such Prepayment Premiums or Yield Maintenance Charges, multiplied by
                           (b) a fraction, the numerator of which is equal to the excess, if any, of the
                           Pass-Through Rate of such Class of Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Certificates on such Distribution Date, and the denominator of which is the
                           Principal Distribution Amount for such Distribution Date. However, as long as the related swap agreements are in effect and there is no continuing payment default there under, any prepayment premiums allocable to the Class A-3FL REMIC II regular interest,
                           Class A-MFL REMIC II regular interest and Class A-JFL REMIC II regular interest will be payable to the related swap counterparties.

                           The portion, if any, of the Prepayment Premiums or Yield Maintenance Charges remaining after any payments described above will be distributed as follows (a) on or before the
                           Distribution Date in [ ], [ ]% to the holders of the Class XP Certificates, [ ]% to the holders of XC Certificates and [ ]% to the holders of the Class XW Certificates and (b) thereafter, [ ]% to the holders of the Class XC Certificates and [ ]% to the holders of the Class XW Certificates.

NON-SERVICED LOANS         The Ala Moana Portfolio Loan and the Peter Cooper Village & Stuyvesant Town Loan will each be serviced pursuant to the pooling and servicing agreement relating to another transaction. See "SERVICING UNDER THE POOLING AND SERVICING AGREEMENT--Servicing of
                           the Non-Serviced Loan Combinations" in the Prospectus Supplement.

ADVANCES                   The Master Servicer, and if the Master Servicer fails to do so, the Trustee, will be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, on the Mortgage Loans (other than the Ala Moana Portfolio Loan and the Peter Cooper Village & Stuyvesant Town Loan), but only to the extent that such
                           Advances are not deemed non-recoverable and, in the case of P&I Advances, subject to any Appraisal Reductions that may occur. With respect to the Ala Moana Portfolio Loan and the Peter Cooper Village & Stuyvesant Town Loan, Servicing Advances will generally be made by the DMARC CD 2006-CD3 Master Servicer and the WBCMT 2007-C30 Master
                           Servicer, respectively, and P&I Advances will generally be made by the Master
                           Servicer, subject to any Appraisal Reductions that may occur, but only to the extent that such P&I Advances are not deemed non-recoverable.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                        5

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

APPRAISAL REDUCTIONS       An Appraisal Reduction generally will be created in the amount, if any, by which the principal balance of a Required Appraisal Loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related
                           Mortgaged Property plus all escrows and reserves (including letters of credit) held with respect to the Mortgage Loan. If there is an Appraisal Reduction Amount for a given Mortgage Loan, the P&I Advance for such Mortgage Loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse order of priority of the Classes. An Appraisal
                           Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased or otherwise disposed of.

OPTIONAL TERMINATION       The Master Servicer, the Special Servicer and certain Certificateholders will have the option to terminate the Trust Fund in whole, but not in part, and purchase the remaining assets of the Trust Fund on or after the Distribution Date on which the
                           Stated Principal Balance of the Mortgage Loans then outstanding is less than 1% of the
                           Cut-Off Date Principal Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

                           The Trust Fund may also be terminated under certain circumstances when the Offered
                           Certificates have been paid in full and the remaining outstanding Certificates (other than the Class R-I Certificates and Class R-II Certificates) are held by a single
                           Certificateholder.

CONTROLLING CLASS          The Class of Sequential Pay Certificates (a) which bears the latest alphabetical Class designation and (b) the Certificate Balance of which is greater than 25% of its original Certificate Balance; provided, however, if no Class of Sequential Pay
                           Certificates satisfies clause (b) above, the Controlling Class shall be the outstanding Class of Sequential Pay Certificates bearing the latest alphabetical Class designation.

CONTROLLING CLASS          The representative appointed by the holder of the majority of the Class Principal
 REPRESENTATIVE            Balance of the Controlling Class. In addition, the holders of the Companion Loans may have the ability to exercise some or all of the rights of the Controlling Class and the Controlling Class Representative. See "SERVICING UNDER THE POOLING AND SERVICING
                           AGREEMENT--The Directing Holders" and "--Servicing of the Non-Serviced Loan
                           Combinations" in the Prospectus Supplement for more information.

ERISA                      The Offered Certificates are expected to be ERISA eligible.

SMMEA                      The Offered Certificates will not constitute "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

TAX                        The Offered Certificates will be treated as regular interests in a REMIC.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                        6

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                           CITIGROUP GLOBAL MARKETS INC.

                           Paul Vanderslice
                           (212) 723-6156 (Phone)
                           (212) 723-8599 (Fax)

                           Angela Vleck
                           (212) 816-8087 (Phone)
                           (212) 816-8307 (Fax)

      WACHOVIA CAPITAL MARKETS, LLC           DEUTSCHE BANK SECURITIES INC.

      Charles Culbreth                        Jeff Sturdevant
      (704) 383-7716 (Phone)                  (212) 250-5149 (Phone)
      (704) 715-0066 (Fax)                    (212) 797-5630 (Fax)

      Scott Fuller                            Blake Catlett
      (704) 715-8440 (Phone)                  (212) 250-5149 (Phone)
      (704) 715-1214 (Fax)                    (212) 797-5630 (Fax)

      Bill White                              Lainie Kaye
      (704) 715-8440 (Phone)                  (212) 250-5270 (Phone)
      (704) 715-1214 (Fax)                    (212) 797-0286 (Fax)

      Chris Campbell
      (704) 715-8440 (Phone)
      (704) 715-1214 (Fax)

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                        7

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

                                                APPROX.                                               ASSSUMED
          EXPECTED RATINGS                       % OF       APPROX.     WEIGHTED                       FINAL
         -----------------    CERTIFICATE    CUT-OFF DATE   CREDIT      AVERAGE       PRINCIPAL     DISTRIBUTION
CLASS     FITCH   MOODY'S      BALANCE(1)    POOL BALANCE   SUPPORT   LIFE(YRS)(2)    WINDOW(2)       DATE(2)      RATE TYPE
-----------------------------------------------------------------------------------------------------------------------------

A-1        AAA      Aaa      $ 38,460,000       1.571%      30.000%       3.33       05/07-09/11     09/15/11       TBD(3)
-----------------------------------------------------------------------------------------------------------------------------
A-2        AAA      Aaa      $241,358,000       9.860%      30.000%       4.73       09/11-04/12     04/15/12       TBD(3)
-----------------------------------------------------------------------------------------------------------------------------
A-AB       AAA      Aaa      $ 73,929,000       3.020%      30.000%       7.44       04/12-11/16     11/15/16       TBD(3)
-----------------------------------------------------------------------------------------------------------------------------
A-3FX      AAA      Aaa      $868,862,000      35.496%      30.000%       9.83       11/16-03/17     03/15/17       TBD(3)
-----------------------------------------------------------------------------------------------------------------------------
A-1A       AAA      Aaa      $490,827,000      20.052%      30.000%       9.41       05/07-03/17     03/15/17       TBD(3)
-----------------------------------------------------------------------------------------------------------------------------
XP         AAA      Aaa               TBD         N/A          N/A         N/A           N/A            N/A       Variable(4)
-----------------------------------------------------------------------------------------------------------------------------
A-MFX      AAA      Aaa      $244,777,000      10.000%      20.000%       9.94       03/17-04/17     04/15/17       TBD(3)
-----------------------------------------------------------------------------------------------------------------------------
A-JFX      AAA      Aaa      $205,001,000       8.375%      11.625%      10.01       04/17-04/17     04/15/17       TBD(3)
-----------------------------------------------------------------------------------------------------------------------------
B          AA+      Aa1      $ 21,417,000       0.875%      10.750%      10.01       04/17-04/17     04/15/17       TBD(3)
-----------------------------------------------------------------------------------------------------------------------------
C           AA      Aa2      $ 27,538,000       1.125%       9.625%      10.01       04/17-04/17     04/15/17       TBD(3)
-----------------------------------------------------------------------------------------------------------------------------
D          AA-      Aa3      $ 21,418,000       0.875%       8.750%      10.01       04/17-04/17     04/15/17       TBD(3)
-----------------------------------------------------------------------------------------------------------------------------
E           A+       A1      $ 15,298,000       0.625%       8.125%      10.01       04/17-04/17     04/15/17       TBD(3)
-----------------------------------------------------------------------------------------------------------------------------
F           A        A2      $ 18,359,000       0.750%       7.375%      10.01       04/17-04/17     04/15/17       TBD(3)
-----------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES(5)

                                                APPROX.                                               ASSSUMED
          EXPECTED RATINGS                       % OF       APPROX.     WEIGHTED                       FINAL
         -----------------    CERTIFICATE    CUT-OFF DATE   CREDIT      AVERAGE       PRINCIPAL     DISTRIBUTION
CLASS     FITCH   MOODY'S      BALANCE(1)    POOL BALANCE   SUPPORT   LIFE(YRS)(2)    WINDOW(2)       DATE(2)      RATE TYPE
-----------------------------------------------------------------------------------------------------------------------------

XC         AAA      Aaa               TBD         N/A          N/A       (5)             (5)            (5)       Variable(4)
-----------------------------------------------------------------------------------------------------------------------------
XW         AAA      Aaa               TBD         N/A          N/A       (5)             (5)            (5)       Variable(4)
-----------------------------------------------------------------------------------------------------------------------------
A-3FL(8)   AAA      Aaa               TBD         TBD       30.000%      (5)             (5)            (5)        LIBOR+(6)
-----------------------------------------------------------------------------------------------------------------------------
A-MFL(8)   AAA      Aaa               TBD         TBD       20.000%      (5)             (5)            (5)        LIBOR+(6)
-----------------------------------------------------------------------------------------------------------------------------
A-JFL(8)   AAA      Aaa               TBD         TBD       11.625%      (5)             (5)            (5)        LIBOR+(6)
-----------------------------------------------------------------------------------------------------------------------------
G           A-       A3       $30,597,000       1.250%       6.125%      (5)             (5)            (5)         TBD(3)
-----------------------------------------------------------------------------------------------------------------------------
H          BBB+     Baa1      $24,477,000       1.000%       5.125%      (5)             (5)            (5)         TBD(3)
-----------------------------------------------------------------------------------------------------------------------------
J          BBB      Baa2      $24,478,000       1.000%       4.125%      (5)             (5)            (5)         TBD(3)
-----------------------------------------------------------------------------------------------------------------------------
K          BBB-     Baa3      $30,597,000       1.250%       2.875%      (5)             (5)            (5)         TBD(3)
-----------------------------------------------------------------------------------------------------------------------------
L          BB+      Ba1       $12,239,000       0.500%       2.375%      (5)             (5)            (5)        Fixed(7)
-----------------------------------------------------------------------------------------------------------------------------
M           BB      Ba2       $ 3,060,000       0.125%       2.250%      (5)             (5)            (5)        Fixed(7)
-----------------------------------------------------------------------------------------------------------------------------
N          BB-      Ba3       $ 9,179,000       0.375%       1.875%      (5)             (5)            (5)        Fixed(7)
-----------------------------------------------------------------------------------------------------------------------------
O           B+       B1       $ 6,119,000       0.250%       1.625%      (5)             (5)            (5)        Fixed(7)
-----------------------------------------------------------------------------------------------------------------------------
P           B        B2       $ 3,060,000       0.125%       1.500%      (5)             (5)            (5)        Fixed(7)
-----------------------------------------------------------------------------------------------------------------------------
Q           B-       B3       $ 6,119,000       0.250%       1.250%      (5)             (5)            (5)        Fixed(7)
-----------------------------------------------------------------------------------------------------------------------------
S           NR       NR       $30,597,905       1.250%       0.000%      (5)             (5)            (5)        Fixed(7)
-----------------------------------------------------------------------------------------------------------------------------

(1)   Subject to a permitted variance of plus or minus 5.0%.

(2)   As of the Cut-Off Date, the Weighted Average Life, Principal Window and
      Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates
      (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY
      CONSIDERATIONS--Yield Considerations" in the Prospectus Supplement.

(3)   The pass-through rate applicable to such Class of Certificates will equal one of the following rates: (i) a fixed rate, (ii) a rate equal to the lesser of the initial pass-through rate for that class and the weighted average net mortgage rate of the mortgage loans, (iii) a rate equal to the weighted average net mortgage rate of the mortgage loans or (iv) a rate equal to the weighted average net mortgage rate of the mortgage loans minus a specified percentage.

(4)   The Class XC, Class XP and Class XW Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the
      Class XC and Class XP Certificates as described in the Prospectus
      Supplement. The interest rate applicable to each of the Class XC, Class XP and Class XW Certificates for each distribution date will be as described in the Prospectus Supplement.

(5)   Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the
      Offered Certificates.

(6)   The pass-through rates for the Class A-3FL, Class A-MFL and Class A-JFL
      Certificates will be based on LIBOR plus a specified percentage; provided that interest payments made under the respective swap contract are subject to reduction as described in the Prospectus Supplement. The initial LIBOR rate will be determined on April , 2007 and subsequent LIBOR rates will be determined two LIBOR business days before the start of the interest accrual periods for Class A-3FL REMIC II regular interest, Class A-MFL
      REMIC II regular interest and Class A-JFL REMIC II regular interest. Under circumstances described in the Prospectus Supplement, the pass-through rate for the Class A-3FL REMIC II regular interest, the Class A-MFL REMIC
      II regular interest and the Class A-JFL REMIC II regular interest may convert to a rate described herein in clauses (i), (ii), the (iii) and
      (iv) above. Interest payments with respect to the Class A-3FL, Class A-MFL and Class A-JFL Certificates will be subject to reduction if the weighted average net mortgage rate of the mortgage loans declines below the fixed rate per annum at which interest is payable by the trust to the respective swap counterparties.

(7)   The pass-through rate applicable to each of the Class L, Class M, Class N,
      Class O, Class P, Class Q, and Class S Certificates for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the Prospectus Supplement), for such date.

(8)   The assets of the trust fund will include separate interest rate swap agreements with [ ] relating to the Class A-3FL REMIC II regular interest,
      Class A-MFL REMIC II regular interest and Class A-JFL REMIC II regular interest.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United
States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                        8

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
LOAN GROUP 1 SHORT-TERM COLLATERAL SUMMARY(1)

-------------------------------------------------------------------------------------------------------------------------------
                                          LOAN GROUP 1 SHORT-TERM COLLATERAL SUMMARY
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          WEIGHTED    WEIGHTED
                                                                                                           AVERAGE     AVERAGE
                                                      CUT-OFF DATE      BALLOON              PROPERTY     REMAINING   REMAINING
CLASS       PROPERTY NAME(2)                            BALANCE         BALANCE     STATE      TYPE         TERM       IO TERM
-------------------------------------------------------------------------------------------------------------------------------

CLASS A-1
            Ala Moana Portfolio                       $ 14,344,397   $ 14,344,397    HI       Various        53          53
                                                                     ------------

            CLASS A-1 TOTAL BALLOON PAYMENT                          $ 14,344,397                            53          53
            CLASS A-1 AMORTIZATION                                     24,115,603
                                                                     ------------

            TOTAL CLASS A-1 CERTIFICATE BALANCE                      $ 38,460,000
                                                                     ============

CLASS A-2
            Ala Moana Portfolio                       $ 85,655,603   $ 85,655,603    HI       Various        53          53
            Old Time Pottery - Fairview Heights, IL   $  2,140,000      2,140,000    IL       Retail         56          56
            Shoe Pavilion                             $ 10,900,000     10,900,000    CA       Retail         57          57
            2175 K Street                             $ 28,500,000     28,500,000    DC       Office         58          58
            Argonaut Hotel - San Francisco, CA        $ 42,000,000     42,000,000    CA     Hospitality      59          59
            Hotel Monaco - Washington, DC             $ 35,000,000     35,000,000    DC     Hospitality      59          59
            Thomas Executive Center                   $  1,825,000      1,825,000    AZ       Office         59          59
            SpringHill Suites - O'Hare                $ 21,000,000     19,674,782    IL     Hospitality      60           0
            Army Reserve Armory Building              $  5,625,000      5,416,638    CA     Industrial       60          24
            Fortune Park Business Center              $  4,550,000      4,380,772    IN       Office         60          24
                                                                                                             57          50
  CLASS A-2 TOTAL BALLOON PAYMENT                                    $235,492,795
  CLASS A-2 AMORTIZATION                                                5,865,205
                                                                     ------------

  TOTAL CLASS A-2 CERTIFICATE BALANCE                                $241,358,000
                                                                     ============
-------------------------------------------------------------------------------------------------------------------------------

                                                      WEIGHTED
                                                      AVERAGE    WEIGHTED
                                                       CUT-OFF   AVERAGE
CLASS       PROPERTY NAME(2)                          DATE LTV     DSCR
-------------------------------------------------------------------------

CLASS A-1
            Ala Moana Portfolio                        51.5%      1.81x

            CLASS A-1 TOTAL BALLOON PAYMENT            51.5%      1.81X
            CLASS A-1 AMORTIZATION

            TOTAL CLASS A-1 CERTIFICATE BALANCE

CLASS A-2
            Ala Moana Portfolio                        51.5%      1.81x
            Old Time Pottery - Fairview Heights, IL    50.0%      1.91x
            Shoe Pavilion                              70.3%      1.28x
            2175 K Street                              66.4%      1.22x
            Argonaut Hotel - San Francisco, CA         62.2%      2.39x
            Hotel Monaco - Washington, DC              62.4%      2.23x
            Thomas Executive Center                    70.2%      1.25x
            SpringHill Suites - O'Hare                 69.1%      1.37x
            Army Reserve Armory Building               71.2%      1.26x
            Fortune Park Business Center               77.1%      1.47x
                                                       60.2%      1.82X
  CLASS A-2 TOTAL BALLOON PAYMENT
  CLASS A-2 AMORTIZATION

  TOTAL CLASS A-2 CERTIFICATE BALANCE

-------------------------------------------------------------------------

(1)   This table identifies mortgage loans in Loan Group 1 with respective balloon payments due during the principal paydown window assuming 0% CPR and no losses for the indicated Certificates. See "Yield and Maturity
      Considerations--Yield Considerations" in the Prospectus Supplement.

(2)   Same mortgage loan may balloon during principal paydown for one or more classes of Certificates.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                        9

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       10

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                                                                                  ALL
GENERAL CHARACTERISTICS(1)                                                                   MORTGAGE LOANS    LOAN GROUP 1
------------------------------------------------------------------------------------------------------------------------------

Number of Mortgage Loans ................................................................               153              127
Number of Crossed Loan Pools ............................................................                 3                2
Number of Mortgaged Properties ..........................................................               176              149
Aggregate Balance of all Mortgage Loans .................................................   $ 2,447,766,906   $1,956,939,279

Number of Mortgage Loans with Balloon Payments (2) ......................................                85               72
Aggregate Balance of Mortgage Loans with Balloon Payments (2) ...........................   $   933,914,584   $  847,382,957

Number of Mortgage Loans with Anticipated Repayment Date (3) ............................                17               16
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date (3) .................   $   202,647,554   $  197,927,554

Number of Fully Amortizing Mortgage Loans ...............................................                 2                2
Aggregate Balance of Fully Amortizing Mortgage Loans ....................................   $     9,834,667   $    9,834,667

Number of Non-amortizing Mortgage Loans (4) .............................................                49               37
Aggregate Balance of Non-amortizing Mortgage Loans (4) ..................................   $ 1,301,370,100   $  901,794,100

Average Balance of Mortgage Loans .......................................................   $    15,998,477   $   15,408,971
Minimum Balance of Mortgage Balance .....................................................   $     1,490,000   $    1,490,000
Maximum Balance of Mortgage Balance .....................................................   $   250,000,000   $  243,500,000

Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans ..   $    15,713,371   $   15,713,371

Weighted Average LTV ratio (5) ..........................................................              69.6%            70.9%
Minimum LTV ratio (5) ...................................................................              27.3%            27.3%
Maximum LTV ratio (5) ...................................................................              80.3%            80.0%

Weighted Average LTV at Maturity or Anticipated Repayment Date (5) ......................              66.0%            66.7%

Weighted Average DSCR (6) ...............................................................             1.40x            1.36x
Minimum DSCR (6) ........................................................................             1.01x            1.01x
Maximum DSCR (6) ........................................................................             3.27x            3.27x

Weighted Average mortgage interest rate .................................................             5.801%           5.737%
Minimum mortgage interest rate ..........................................................             5.302%           5.302%
Maximum mortgage interest rate ..........................................................             8.250%           8.250%

Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months) (7) ..               112              112
Minimum Remaining Term to Maturity or Anticipated Repayment Date (months) (7) ...........                53               53
Maximum Remaining Term to Maturity or Anticipated Repayment Date (months) (7) ...........               239              239

Weighted Average Occupancy Rate (8) .....................................................              94.5%            93.9%
=============================================================================================================================

GENERAL CHARACTERISTICS(1)                                                                   LOAN GROUP 2
-----------------------------------------------------------------------------------------------------------

Number of Mortgage Loans ................................................................               26
Number of Crossed Loan Pools ............................................................                1
Number of Mortgaged Properties ..........................................................               27
Aggregate Balance of all Mortgage Loans .................................................   $  490,827,627

Number of Mortgage Loans with Balloon Payments (2) ......................................               13
Aggregate Balance of Mortgage Loans with Balloon Payments (2) ...........................   $   86,531,627

Number of Mortgage Loans with Anticipated Repayment Date (3) ............................                1
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date (3) .................   $    4,720,000

Number of Fully Amortizing Mortgage Loans ...............................................                0
Aggregate Balance of Fully Amortizing Mortgage Loans ....................................   $            0

Number of Non-amortizing Mortgage Loans (4) .............................................               12
Aggregate Balance of Non-amortizing Mortgage Loans (4) ..................................   $  399,576,000

Average Balance of Mortgage Loans .......................................................   $   18,877,986
Minimum Balance of Mortgage Balance .....................................................   $    1,518,128
Maximum Balance of Mortgage Balance .....................................................   $  250,000,000

Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans ..   $    9,400,000

Weighted Average LTV ratio (5) ..........................................................             64.4%
Minimum LTV ratio (5) ...................................................................             29.0%
Maximum LTV ratio (5) ...................................................................             80.3%

Weighted Average LTV at Maturity or Anticipated Repayment Date (5) ......................             63.0%

Weighted Average DSCR (6) ...............................................................            1.55x
Minimum DSCR (6) ........................................................................            1.14x
Maximum DSCR (6) ........................................................................            2.72x

Weighted Average mortgage interest rate .................................................            6.055%
Minimum mortgage interest rate ..........................................................            5.404%
Maximum mortgage interest rate ..........................................................            6.434%

Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months) (7) ..              114
Minimum Remaining Term to Maturity or Anticipated Repayment Date (months) (7) ...........               57
Maximum Remaining Term to Maturity or Anticipated Repayment Date (months) (7) ...........              120

Weighted Average Occupancy Rate (8) .....................................................             96.5%
===========================================================================================================

(1)   With respect to 1 Mortgage Loan (Peter Cooper Village & Stuyvesant Town
      Loan) representing 10.2% of the Cut-Off Date Pool Balance (50.9% of the
      Cut-Off Date Loan Group 2 Balance), the related Mortgage Loan documents permit the related borrower to obtain additional future debt that would be pari passu in right of entitlement with the related Mortgage Loan. For purposes of these numbers, it has been assumed that such future debt is not advanced. For a description of the debt service coverage ratios and loan-to-value ratios with respect to this Mortgage Loan, see "Peter Cooper
      Village & Stuyvesant Town" herein.

(2)   Does not include Mortgage Loans with anticipated repayment dates or
      Mortgage Loans that are interest-only for their entire term.

(3)   Does not include Mortgage Loans that are interest-only for their entire term

(4)   Includes Mortgage Loans with anticipated repayment dates that are interest-only for the entire period until the anticipated repayment date.

(5)   For purposes of determining the LTV ratios for 4 Mortgage Loans
      (Doubletree Inn at the Colonnade Loan, 180 Newport Center Drive Loan, East
      Gate Commons Loan and Storage Express - Palmdale, CA Loan) representing
      1.6% of the Cut-Off Date Pool Balance (2.0% of the Cut-Off Date Group 1
      Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves. See Annex
      A-1 to the Prospectus Supplement.

(6)   For purposes of determining the DSC ratios for 8 Mortgage Loans
      (Doubletree Inn at the Colonnade Loan, Courtyard by Marriott - Portland,
      OR Loan, 180 Newport Center Drive Loan, East Gate Commons Loan, 880 Hanna
      Drive Loan, Advantage Point Apartments Loan, Storage Express - Palmdale,
      CA Loan and Arrowood Village Apartments Loan) representing 2.7% of the
      Cut-Off Date Pool Balance (2.8% of the Cut-Off Date Group 1 Balance or
      1.9% of the Cut-Off Date Group 2 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves. For purposes of determining the LTV ratios for 7
      Mortgage Loans (Westin - Fort Lauderdale, FL Loan, Storage Xxtra Portfolio
      Loan, Palisades Village Center Loan, Township Plaza Retail Loan, Heritage
      Hunt Retail Center Loan, University Town Center Loan and Wildwood Dental
      Clinic Loan), representing 5.5% of the Cut-Off Date Pool Balance (6.8% of the Cut-Off Date Loan Group 1 Balance), such ratios were calculated using the "as stabilized" or "as-complete" appraised value. See Annex A-1 to the
      Prospectus Supplement.

(7)   With respect to 1 Mortgage Loan (180 Newport Center Drive Loan), the
      related Mortgage Loan documents permit the related borrower to extend the term of the loan for an additional 10 years upon the satisfaction of certain conditions.

(8)   Does not include 16 hospitality properties, representing, by allocated loan amount, 9.9% of the Cut-Off Date Balance (12.4% of the Cut-Off Date
      Group 1 Balance). In certain cases, occupancy includes space for which leases have been executed, but tenant is not in or has not taken occupancy including, in limited cases, spaced leased but not occupied by an affiliate of the borrower or spaces that are leased under master leases with affiliates of the related borrower.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       11

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                   [PIE CHART]

Land                                                           0.2%
Office                                                        33.4%
Multifamily                                                   19.2%
Retail                                                        18.3%
Mixed Use                                                     10.0%
Hospitality                                                    9.9%
Industrial                                                     5.3%
Self Storage                                                   2.5%
Other                                                          1.1%

PROPERTY TYPE(1)

                                                             % OF     % OF    % OF
                                                           CUT-OFF  CUT-OFF  CUT-OFF  WTD. AVG.  WTD. AVG.   WTD. AVG.
                                NUMBER OF   AGGREGATE        DATE     DATE    DATE     CUT-OFF   CUT-OFF     LTV RATIO
                                MORTGAGED  CUT-OFF DATE      POOL   GROUP 1  GROUP 2  DATE DSC   DATE LTV        AT
        PROPERTY TYPE          PROPERTIES    BALANCE       BALANCE  BALANCE  BALANCE  RATIO (2)  RATIO (3)  MATURITY (3)
------------------------------------------------------------------------------------------------------------------------

Office                                42   $  817,816,570   33.4%    41.8%     0.0%     1.33x      72.7%       70.3%
Multifamily                           26      470,327,627   19.2      0.0     95.8      1.56x      64.5%       63.1%
Retail                                49      448,225,620   18.3     22.9      0.0      1.45x      68.6%       65.8%
 Retail - Anchored                    14      180,850,166    7.4      9.2      0.0      1.31x      75.6%       73.4%
 Retail - Unanchored                  18       96,600,363    3.9      4.9      0.0      1.35x      72.7%       66.7%
 Retail - Regional Mall                2       94,848,680    3.9      4.8      0.0      1.81x      51.5%       51.5%
 Retail - Single Tenant               11       52,768,179    2.2      2.7      0.0      1.60x      65.5%       62.0%
 Retail - Shadow Anchored (4)          4       23,158,232    0.9      1.2      0.0      1.17x      74.4%       70.4%
Mixed Use                              7      245,937,000   10.0     11.5      4.2      1.16x      67.8%       63.1%
Hospitality                           16      243,312,515    9.9     12.4      0.0      1.66x      68.6%       62.7%
Industrial                            15      129,656,238    5.3      6.6      0.0      1.22x      73.0%       64.9%
Self Storage                          16       60,122,932    2.5      3.1      0.0      1.29x      75.7%       63.9%
Land                                   4       24,703,403    1.0      1.3      0.0      1.13x      70.8%       51.2%
Other                                  1        7,665,000    0.3      0.4      0.0      1.17x      75.1%       67.1%
------------------------------------------------------------------------------------------------------------------------
                                     176   $2,447,766,906  100.0%   100.0%   100.0%     1.40X      69.6%       66.0%
========================================================================================================================

                               WTD. AVG.
                                STATED
                               REMAINING  WTD. AVG.
                                TERM TO   MORTGAGE
        PROPERTY TYPE          MATURITY     RATE
---------------------------------------------------

Office                            116      5.654%
Multifamily                       113      6.083%
Retail                            103      5.700%
 Retail - Anchored                119      5.690%
 Retail - Unanchored              118      5.777%
 Retail - Regional Mall            53      5.603%
 Retail - Single Tenant           103      5.740%
 Retail - Shadow Anchored (4)     119      5.772%
Mixed Use                         118      5.790%
Hospitality                        95      5.862%
Industrial                        116      5.888%
Self Storage                      134      5.695%
Land                              160      6.392%
Other                             119      5.911%
---------------------------------------------------
                                  112      5.801%
===================================================

(1)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than on Mortgaged property is based on allocated amounts
      (allocating the mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents.

(2)   For purposes of determining the DSC ratios for 8 Mortgage Loans
      (Doubletree Inn at the Colonnade Loan, Courtyard by Marriott - Portland,
      OR Loan, 180 Newport Center Drive Loan, East Gate Commons Loan, 880 Hanna
      Drive Loan, Advantage Point Apartments Loan, Storage Express - Palmdale,
      CA Loan and Arrowood Village Apartments Loan) representing 2.7% of the
      Cut-Off Date Pool Balance (2.8% of the Cut-Off Date Group 1 Balance or
      1.9% of the Cut-Off Date Group 2 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves. See Annex A-1 to the Prospectus Supplement.

(3)   For purposes of determining the LTV ratios for 4 Mortgage Loans
      (Doubletree Inn at the Colonnade Loan, 180 Newport Center Drive Loan, East
      Gate Commons Loan and Storage Express - Palmdale, CA Loan) representing
      1.6% of the Cut-Off Date Pool Balance (2.0% of the Cut-Off Date Group 1
      Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves. For purposes of determining the LTV ratios for 7 Mortgage Loans (Westin - Fort
      Lauderdale, FL Loan, Storage Xxtra Portfolio Loan, Palisades Village
      Center Loan, Township Plaza Retail Loan, Heritage Hunt Retail Center Loan,
      University Town Center Loan and Wildwood Dental Clinic Loan), representing
      5.5% of the Cut-Off Date Pool Balance (6.8% of the Cut-Off Date Loan Group
      1 Balance), such ratios were calculated using the "as-stabilized" or
      "as-complete" appraised value as opposed to an "as-is" appraised value.
      See Annex A-1 to the Prospectus Supplement.

(4)   A Mortgaged Property is classified as shadow anchored if it contains a store or business that materially affects the draw of customers to a retail property, but which may be located at a nearby property or on a portion of that retail property that does not secure the related mortgage loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       12

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

PROPERTY LOCATION(1)(2)

                                                                   % OF          % OF
                     NUMBER OF     AGGREGATE         % OF      CUT-OFF DATE  CUT-OFF DATE    WTD. AVG.     WTD. AVG.
                     MORTGAGED    CUT-OFF DATE   CUT-OFF DATE     GROUP 1       GROUP 2    CUT-OFF DATA  CUT-OFF DATE
   STATE/REGION      PROPERTIES     BALANCE      POOL BALANCE     BALANCE       BALANCE    DSC RATIO(3)  LTV RATIO(4)
---------------------------------------------------------------------------------------------------------------------

NY                       12      $  669,912,303      27.4%         20.4%        55.1%         1.45x         69.8%
CA                       27         272,641,341      11.1          13.1          3.2          1.45x         69.8%
 CA -- Southern (5)      18         174,895,591       7.1           8.8          0.6          1.27x         71.8%
 CA -- Northern (5)       9          97,745,750       4.0           4.3          2.6          1.77x         66.2%
DC                        4         249,450,000      10.2          12.7          0.0          1.28x         68.7%
FL                       13         186,604,963       7.6           8.1          5.9          1.26x         73.2%
IL                        9         122,157,000       5.0           4.7          6.2          1.34x         70.7%
Other                   111         947,001,298      38.7          41.0         29.6          1.42x         68.7%
---------------------------------------------------------------------------------------------------------------------
                        176      $2,447,766,906     100.0%        100.0%       100.0%         1.40X         69.6%
=====================================================================================================================

                        WTD. AVG.       WTD. AVG.      WTD. AVG.
                        LTV RATIO    STATED REMAINING  MORTGAGE
   STATE/REGION      AT MATURITY(4)  TERM TO MATURITY    RATE
----------------------------------------------------------------

NY                       69.6%             118          5.877%
CA                       65.8%             106          5.868%
 CA -- Southern (5)      67.4%             113          5.966%
 CA -- Northern (5)      63.1%              93          5.694%
DC                       65.3%             104          5.818%
FL                       67.9%             115          5.791%
IL                       68.0%             107          5.720%
Other                    63.0%             112          5.736%
----------------------------------------------------------------
                         66.0%             112          5.801%
================================================================

(1)   The Mortgaged Properties are located in 37 states and the District of
      Columbia.

(2)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than on Mortgaged property is based on allocated amounts
      (allocating the mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents.

(3)   For purposes of determining the DSC ratios for 8 Mortgage Loans
      (Doubletree Inn at the Colonnade Loan, Courtyard by Marriott - Portland,
      OR Loan, 180 Newport Center Drive Loan, East Gate Commons Loan, 880 Hanna
      Drive Loan, Advantage Point Apartments Loan, Storage Express - Palmdale,
      CA Loan and Arrowood Village Apartments Loan) representing 2.7% of the
      Cut-Off Date Pool Balance (2.8% of the Cut-Off Date Group 1 Balance or
      1.9% of the Cut-Off Date Group 2 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves. See Annex A-1 to the Prospectus Supplement.

(4)   For purposes of determining the LTV ratios for 4 Mortgage Loans
      (Doubletree Inn at the Colonnade Loan, 180 Newport Center Drive Loan, East
      Gate Commons Loan and Storage Express - Palmdale, CA Loan) representing
      1.6% of the Cut-Off Date Pool Balance (2.0% of the Cut-Off Date Group 1
      Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves. For purposes of determining the LTV ratios for 7 Mortgage Loans (Westin - Fort
      Lauderdale, FL Loan, Storage Xxtra Portfolio Loan, Palisades Village
      Center Loan, Township Plaza Retail Loan, Heritage Hunt Retail Center Loan,
      University Town Center Loan and Wildwood Dental Clinic Loan), representing
      5.5% of the Cut-Off Date Pool Balance (6.8% of the Cut-Off Date Loan Group
      1 Balance), such ratios were calculated using the "as-stabilized" or
      "as-complete" appraised value as opposed to an "as-is" appraised value.
      See Annex A-1 to the Prospectus Supplement.

(5)   For purposes of determining whether a Mortgaged Property is in Northern
      California or Southern California, Mortgaged properties north of San Luis
      Obispo County, Kern County and San Bernardino County were included in
      Northern California and Mortgaged Properties south of or included in such counties were included in Southern California.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       13

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE

--------------------------------------------------------------------------------------------------
                                                                       % OF      % OF       % OF
                                                                     CUT-OFF    CUT-OFF    CUT-OFF
                                        NUMBER OF     AGGREGATE        DATE      DATE       DATE
              RANGE OF                  MORTGAGE     CUT-OFF DATE      POOL     GROUP 1    GROUP 2
        CUT-OFF DATE BALANCES             LOANS        BALANCE       BALANCE    BALANCE    BALANCE
--------------------------------------------------------------------------------------------------

$1,490,000 - $2,000,000 .............       9       $   15,213,960      0.6%      0.6%       0.7%
$2,000,001 - $3,000,000 .............      15           38,529,722      1.6       1.5        1.7
$3,000,001 - $4,000,000 .............      16           57,607,213      2.4       2.6        1.5
$4,000,001 - $5,000,000 .............      10           44,166,653      1.8       1.8        1.8
$5,000,001 - $6,000,000 .............      14           77,400,251      3.2       3.4        2.2
$6,000,001 - $7,000,000 .............      10           65,490,316      2.7       2.7        2.6
$7,000,001 - $8,000,000 .............       9           68,372,752      2.8       3.1        1.5
$8,000,001 - $9,000,000 .............       4           34,319,069      1.4       1.8        0.0
$9,000,001 - $10,000,000 ............       5           47,287,335      1.9       2.4        0.0
$10,000,001 - $15,000,000 ...........      19          230,314,426      9.4       9.1       10.4
$15,000,001 - $20,000,000 ...........      14          238,302,208      9.7       8.9       13.2
$20,000,001 - $25,000,000 ...........       9          202,210,000      8.3       7.0       13.4
$25,000,001 - $30,000,000 ...........       4          112,980,000      4.6       5.8        0.0
$30,000,001 - $35,000,000 ...........       4          134,173,000      5.5       6.9        0.0
$35,000,001 - $40,000,000 ...........       4          149,800,000      6.1       7.7        0.0
$40,000,001 - $45,000,000 ...........       2           84,000,000      3.4       4.3        0.0
$80,000,001 - $250,000,000 ..........       5          847,600,000     34.6      30.5       50.9
--------------------------------------------------------------------------------------------------
                                          153       $2,447,766,906    100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------------------
MIN: $1,490,000                      MAX: $250,000,000                      AVERAGE: $15,998,477
--------------------------------------------------------------------------------------------------

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO(1)

--------------------------------------------------------------------------------------------------
                                                                       % OF      % OF       % OF
                                                                     CUT-OFF    CUT-OFF    CUT-OFF
                                        NUMBER OF     AGGREGATE        DATE      DATE       DATE
              RANGE OF                  MORTGAGE     CUT-OFF DATE      POOL     GROUP 1    GROUP 2
         UNDERWRITTEN DSCRS               LOANS        BALANCE       BALANCE    BALANCE    BALANCE
--------------------------------------------------------------------------------------------------

1.01x - 1.04x .......................       2       $    9,249,735      0.4%      0.5%       0.0%
1.10x - 1.14x .......................      11          297,964,325     12.2      15.1        0.6
1.15x - 1.19x .......................      10          116,432,750      4.8       5.6        1.6
1.20x - 1.24x .......................      38          436,584,498     17.8      18.4       15.7
1.25x - 1.29x .......................      20          426,254,964     17.4      20.1        6.6
1.30x - 1.34x .......................      12          144,734,969      5.9       5.9        6.0
1.35x - 1.39x .......................      16          200,146,758      8.2       8.8        5.5
1.40x - 1.44x .......................      11          120,255,000      4.9       4.3        7.3
1.45x - 1.49x .......................       4           37,200,000      1.5       1.9        0.0
1.50x - 1.54x .......................       3           16,936,901      0.7       0.9        0.0
1.55x - 1.59x .......................       3           21,815,675      0.9       1.1        0.0
1.60x - 1.64x .......................       4          106,482,000      4.4       5.4        0.0
1.70x - 1.74x .......................       5          286,424,761     11.7       1.3       53.2
1.80x - 1.84x .......................       1          100,000,000      4.1       5.1        0.0
1.85x - 1.89x .......................       3           22,952,100      0.9       0.4        3.2
1.90x - 1.94x .......................       3            6,687,166      0.3       0.3        0.0
2.10x - 2.14x .......................       2            8,400,000      0.3       0.4        0.0
2.20x - 2.24x .......................       2           40,500,000      1.7       2.1        0.0
2.30x - 3.27x .......................       3           48,745,304      2.0       2.4        0.4
--------------------------------------------------------------------------------------------------
                                          153       $2,447,766,906    100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------------------
MIN: 1.01X                           MAX: 3.27X                      WEIGHTED AVERAGE: 1.40X
--------------------------------------------------------------------------------------------------

MORTGAGE RATE

--------------------------------------------------------------------------------------------------
                                                                       % OF      % OF       % OF
                                                                     CUT-OFF    CUT-OFF    CUT-OFF
                                        NUMBER OF     AGGREGATE        DATE      DATE       DATE
              RANGE OF                  MORTGAGE     CUT-OFF DATE      POOL     GROUP 1    GROUP 2
           MORTGAGE RATES                 LOANS        BALANCE       BALANCE    BALANCE    BALANCE
--------------------------------------------------------------------------------------------------

5.302% - 5.499% .....................      10       $  108,677,304      4.4%      3.2%       9.4%
5.500% - 5.749% .....................      67        1,181,863,776     48.3      53.7       26.6
5.750% - 5.999% .....................      55          723,056,649     29.5      34.1       11.3
6.000% - 6.249% .....................      16          129,488,867      5.3       6.2        1.8
6.250% - 6.499% .....................       4          302,330,575     12.4       2.7       50.9
8.250% - 8.250% .....................       1            2,349,735      0.1       0.1        0.0
--------------------------------------------------------------------------------------------------
                                          153       $2,447,766,906    100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------------------
MIN: 5.302%                          MAX: 8.250                      WEIGHTED AVERAGE: 5.801%
--------------------------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO(2)

--------------------------------------------------------------------------------------------------
                                                                       % OF      % OF       % OF
                                                                     CUT-OFF    CUT-OFF    CUT-OFF
                                        NUMBER OF     AGGREGATE        DATE      DATE       DATE
              RANGE OF                  MORTGAGE     CUT-OFF DATE      POOL     GROUP 1    GROUP 2
       CUT-OFF DATE LTV RATIOS            LOANS        BALANCE       BALANCE    BALANCE    BALANCE
--------------------------------------------------------------------------------------------------

27.27% - 40.00% .....................        4      $   15,345,304      0.6%      0.7%       0.4%
40.01% - 50.00% .....................        6         111,470,786      4.6       5.7        0.0
50.01% - 55.00% .....................        4         113,000,000      4.6       5.8        0.0
55.01% - 60.00% .....................        9         284,375,000     11.6       1.0       54.0
60.01% - 65.00% .....................       18         216,816,111      8.9       9.2        7.3
65.01% - 70.00% .....................       15         349,988,606     14.3      17.8        0.3
70.01% - 75.00% .....................       30         257,799,620     10.5      12.3        3.6
75.01% - 80.00% .....................       66       1,093,671,477     44.7      47.6       33.2
80.01% - 80.30% .....................        1           5,300,000      0.2       0.0        1.1
--------------------------------------------------------------------------------------------------
                                           153      $2,447,766,906    100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------------------
MIN: 27.3%                           MAX: 80.3%                      WEIGHTED AVERAGE: 69.6%
--------------------------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(2)

--------------------------------------------------------------------------------------------------
                                                                       % OF      % OF       % OF
                                                                     CUT-OFF    CUT-OFF   CUT-OFF
              RANGE OF                  NUMBER OF     AGGREGATE        DATE      DATE       DATE
        MATURITY DATE OR ARD            MORTGAGE     CUT-OFF DATE      POOL     GROUP 1    GROUP 2
             LTV RATIOS                   LOANS        BALANCE       BALANCE    BALANCE    BALANCE
--------------------------------------------------------------------------------------------------

0.00% - 5.00% .......................        2      $    9,834,667      0.4%      0.5%       0.0%
20.01% - 30.00% .....................        3           9,845,304      0.4       0.4        0.4
30.01% - 40.00% .....................        2           9,496,233      0.4       0.5        0.0
40.01% - 50.00% .....................        9         125,869,719      5.1       6.4        0.0
50.01% - 55.00% .....................       10         143,819,624      5.9       7.3        0.3
55.01% - 60.00% .....................       18         375,419,547     15.3       5.6       54.0
60.01% - 65.00% .....................       31         523,142,073     21.4      24.3        9.9
65.01% - 70.00% .....................       26         216,336,740      8.8       9.5        6.2
70.01% - 75.00% .....................       29         381,755,000     15.6      17.2        9.1
75.01% - 80.00% .....................       22         646,948,000     26.4      28.3       19.0
80.01% - 80.30% .....................        1           5,300,000      0.2       0.0        1.1
--------------------------------------------------------------------------------------------------
                                           153      $2,447,766,906    100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------------------
MIN: 0.0%                               MAX: 80.3%                   WEIGHTED AVERAGE: 66.0%
--------------------------------------------------------------------------------------------------

(1)   For purposes of determining the DSC ratios for 8 Mortgage Loans
      (Doubletree Inn at the Colonnade Loan, Courtyard by Marriott - Portland,
      OR Loan, 180 Newport Center Drive Loan, East Gate Commons Loan, 880 Hanna
      Drive Loan, Advantage Point Apartments Loan, Storage Express - Palmdale,
      CA Loan and Arrowood Village Apartments Loan) representing 2.7% of the
      Cut-Off Date Pool Balance (2.8% of the Cut-Off Date Group 1 Balance or
      1.9% of the Cut-Off Date Group 2 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves. See Annex A-1 to the Prospectus Supplement.

(2)   For purposes of determining the LTV ratios for 4 Mortgage Loans
      (Doubletree Inn at the Colonnade Loan, 180 Newport Center Drive Loan, East
      Gate Commons Loan and Storage Express -- Palmdale, CA Loan) representing
      1.6% of the Cut-Off Date Pool Balance (2.0% of the Cut-Off Date Group 1
      Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves. For purposes of determining the LTV ratios for 7 Mortgage Loans (Westin-Fort
      Lauderdale, FL Loan, Storage Xxtra Portfolio Loan, Palisades Village
      Center Loan, Township Plaza Retail Loan, Heritage Hunt Retail Center Loan,
      University Town Center Loan and Wildwood Dental Clinic Loan), representing
      5.5% of the Cut-Off Date Pool Balance (6.8% of the Cut-Off Date Loan Group
      1 Balance), such ratios were calculated using the "as-stabilized" or
      "as-complete" appraised value as opposed to an "as-is" appraised value.
      See Annex A-1 to the Prospectus Supplement.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       14

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

--------------------------------------------------------------------------------------------------
                                                                       % OF      % OF       % OF
                                                                      CUT-OFF   CUT-OFF   CUT-OFF
                                        NUMBER OF     AGGREGATE        DATE      DATE       DATE
          RANGE OF ORIGINAL             MORTGAGE     CUT-OFF DATE      POOL     GROUP 1   GROUP 2
          TERMS TO MATURITY               LOANS        BALANCE        BALANCE   BALANCE   BALANCE
--------------------------------------------------------------------------------------------------

60 - 60 .............................       13      $  280,131,000     11.4%     12.9%       5.8%
85 - 120 ............................      136       1,968,395,664     80.4      77.0       94.2
121 - 168 ...........................        1         172,100,000      7.0       8.8        0.0
169 - 180 ...........................        1          17,305,575      0.7       0.9        0.0
181 - 292 ...........................        2           9,834,667      0.4       0.5        0.0
--------------------------------------------------------------------------------------------------
                                           153      $2,447,766,906    100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------------------
MIN: 60                                 MAX: 292                     WEIGHTED AVERAGE: 114
--------------------------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM

--------------------------------------------------------------------------------------------------
                                                                       % OF      % OF       % OF
                                                                      CUT-OFF   CUT-OFF   CUT-OFF
           RANGE OF                     NUMBER OF     AGGREGATE        DATE      DATE       DATE
    ORIGINAL AMORTIZATION               MORTGAGE     CUT-OFF DATE      POOL     GROUP 1   GROUP 2
            TERMS                         LOANS        BALANCE        BALANCE   BALANCE   BALANCE
--------------------------------------------------------------------------------------------------

240 - 264 ...........................        2      $   16,684,932      0.7%      0.9%       0.0%
265 - 300 ...........................        8          47,068,431      1.9       2.3        0.3
301 - 360 ...........................       93       1,077,143,443     44.0      50.5       18.3
361 - 420 ...........................        1           5,500,000      0.2       0.3        0.0
Non-Amortizing ......................       49       1,301,370,100     53.2      46.1       81.4
--------------------------------------------------------------------------------------------------
                                           153      $2,447,766,906    100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------------------
MIN: 240*                               MAX: 420                     WEIGHTED AVERAGE: 355*
--------------------------------------------------------------------------------------------------

*     Excludes the non-amortizing loans.

ORIGINAL INTEREST-ONLY TERM

--------------------------------------------------------------------------------------------------
                                                                       % OF      % OF       % OF
                                                                      CUT-OFF   CUT-OFF   CUT-OFF
                                        NUMBER OF     AGGREGATE        DATE      DATE       DATE
                                        MORTGAGE     CUT-OFF DATE      POOL     GROUP 1   GROUP 2
       RANGE OF MORTGAGE RATES            LOANS        BALANCE        BALANCE   BALANCE   BALANCE
--------------------------------------------------------------------------------------------------

Amortizing - No Partial Interest
  Only Period .......................       37      $  231,140,137      9.4%     11.4%       1.7%
Partial Interest Only - Amortizing ..       67         915,256,669     37.4      42.5       16.9
      1 - 12 ........................        1          10,300,000     0.40       0.5        0.0
      13 - 24 .......................       18         197,419,669      8.1       8.7        5.7
      25 - 36 .......................       19         120,295,000      4.9       5.8        1.6
      37 - 48 .......................        4          52,900,000      2.2       2.6        0.4
      49 - 60 .......................       24         528,942,000     21.6      24.7        9.3
      73 - 84 .......................        1           5,400,000      0.2       0.3        0.0
Non-Amortizing ......................       49       1,301,370,100     53.2      46.1       81.4
--------------------------------------------------------------------------------------------------
                                           153      $2,447,766,906    100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------------------
MIN: 12                                 MAX: 84*                     WEIGHTED AVERAGE: 48*
--------------------------------------------------------------------------------------------------

*     Partial Interest Only period excludes non-amortizing loans that do not benefit from a Partial Interest Only Period.

SEASONING

--------------------------------------------------------------------------------------------------
                                                                       % OF      % OF       % OF
                                                                      CUT-OFF   CUT-OFF   CUT-OFF
                                        NUMBER OF     AGGREGATE        DATE      DATE       DATE
                                        MORTGAGE     CUT-OFF DATE      POOL     GROUP 1   GROUP 2
       SEASONING (MONTHS)                 LOANS        BALANCE        BALANCE   BALANCE   BALANCE
--------------------------------------------------------------------------------------------------

0 - 6 ...............................      150      $2,328,111,596     95.1%     93.9%     100.0%
7 - 12 ..............................        1         100,000,000      4.1       5.1        0.0
13 - 24 .............................        1          17,305,575      0.7       0.9        0.0
25 - 70 .............................        1           2,349,735      0.1       0.1        0.0
--------------------------------------------------------------------------------------------------
                                           153      $2,447,766,906    100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------------------
MIN: 0                                  MAX: 70                      WEIGHTED AVERAGE: 2
--------------------------------------------------------------------------------------------------

The sum of aggregate percentage calculations may not equal 100% due to rounding.

REMAINING TERM TO MATURITY

--------------------------------------------------------------------------------------------------
                                                                       % OF      % OF       % OF
                                                                      CUT-OFF   CUT-OFF   CUT-OFF
         RANGE OF                       NUMBER OF     AGGREGATE        DATE      DATE       DATE
    REMAINING TERMS TO                  MORTGAGE     CUT-OFF DATE      POOL     GROUP 1   GROUP 2
         MATURITY                         LOANS        BALANCE        BALANCE   BALANCE   BALANCE
--------------------------------------------------------------------------------------------------

53 - 60 .............................       13      $  280,131,000     11.4%     12.9%       5.8%
85 - 120 ............................      137       2,140,495,664     87.4      85.8       94.2
121 - 168 ...........................        1          17,305,575      0.7       0.9        0.0
181 - 239 ...........................        2           9,834,667      0.4       0.5        0.0
--------------------------------------------------------------------------------------------------
                                           153      $2,447,766,906    100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------------------
MIN: 53                                 MAX: 239                     WEIGHTED AVERAGE: 112
--------------------------------------------------------------------------------------------------

REMAINING AMORTIZATION TERM

--------------------------------------------------------------------------------------------------
                                                                       % OF      % OF       % OF
                                                                      CUT-OFF   CUT-OFF   CUT-OFF
                                        NUMBER OF     AGGREGATE        DATE      DATE       DATE
      RANGE OF REMAINING                MORTGAGE     CUT-OFF DATE      POOL     GROUP 1   GROUP 2
      AMORTIZATION TERMS                  LOANS        BALANCE        BALANCE   BALANCE   BALANCE
--------------------------------------------------------------------------------------------------

222 - 228 ...........................        1      $    2,349,735      0.1%      0.1%       0.0%
229 - 264 ...........................        2          16,684,932      0.7       0.9        0.0
265 - 300 ...........................        7          44,718,696      1.8       2.2        0.3
301 - 360 ...........................       93       1,077,143,443     44.0      50.5       18.3
420 - 420 ...........................        1           5,500,000      0.2       0.3        0.0
Non-Amortizing ......................       49       1,301,370,100     53.2      46.1       81.4
--------------------------------------------------------------------------------------------------
                                           153      $2,447,766,906    100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------------------
MIN: 222*                               MAX: 420                     WEIGHTED AVERAGE: 354*
--------------------------------------------------------------------------------------------------

*     Excludes the non-amortizing loans.

PREPAYMENT PROVISION SUMMARY

--------------------------------------------------------------------------------------------------
                                                                       % OF      % OF       % OF
                                                                      CUT-OFF   CUT-OFF   CUT-OFF
                                        NUMBER OF     AGGREGATE        DATE      DATE       DATE
                                        MORTGAGE     CUT-OFF DATE      POOL     GROUP 1   GROUP 2
        PREPAYMENT PROVISION              LOANS        BALANCE        BALANCE   BALANCE   BALANCE
--------------------------------------------------------------------------------------------------

Lockout/Defeasance/Open .............      116      $1,950,311,933     79.7%     76.9%      90.7%
Lockout/Yield
  Maintenance/Open ..................       27         231,701,114      9.5      11.0        3.5
Lockout/Defeasance or Yield
  Maintenance/Open ..................        4         136,500,000      5.6       7.0        0.0
Yield Maintenance/Open ..............        4         105,625,000      4.3       3.9        5.8
Lockout/Defeasance/Open or
  Yield Maintenance/
  Defeasance/
  Open ..............................        1          13,468,859      0.6       0.7        0.0
Yield Maintenance/
  Defeasance/
  Open ..............................        1          10,160,000      0.4       0.5        0.0
--------------------------------------------------------------------------------------------------
                                           153      $2,447,766,906    100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------------------

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       15

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT--OFF DATE
--------------------------------------------------------------------------------

FIFTEEN LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the fifteen largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

             FIFTEEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                   NUMBER OF                                    % OF        % OF
                                                   MORTGAGE                                    CUT-OFF     CUT-OFF
                                    MORTGAGE        LOANS /                                     DATE        DATE
                                      LOAN         MORTGAGED     LOAN        CUT-OFF DATE       POOL        GROUP
           LOAN NAME                 SELLER       PROPERTIES     GROUP         BALANCE         BALANCE     BALANCE
-------------------------------   ------------   ------------   -------     --------------     -------     -------

Peter Cooper Village &
 Stuyvesant Town (2) ..........       Wachovia      1 / 2          2        $  250,000,000       10.2%       50.9%
75 Broad Street ...............     CW Capital      1 / 1          1           243,500,000        9.9        12.4%
The Woodies Building ..........     CW Capital      1 / 1          1           172,100,000        7.0         8.8%
Ala Moana Portfolio ...........          CGMRC      1 / 4          1           100,000,000        4.1         5.1%
One Summer Street .............          CGMRC      1 / 1          1            82,000,000        3.3         4.2%
Argonaut Hotel - San
 Francisco, CA ................       Wachovia      1 / 1          1            42,000,000        1.7         2.1%
Westin - Fort Lauderdale,
 FL ...........................       Wachovia      1 / 1          1            42,000,000        1.7         2.1%
90 Merrick Avenue .............       Wachovia      1 / 1          1            38,000,000        1.6         1.9%
One and Three Long Wharf
 Drive ........................          CGMRC      1 / 1          1            37,500,000        1.5         1.9%
1515 Flagler Waterview ........     CW Capital      1 / 1          1            37,500,000        1.5         1.9%
                                                   -------                  --------------       ----
                                                   10 / 14                   1,044,600,000       42.7%
                                                   =======                  ==============       ====

300 Broadhollow Road ..........       Wachovia      1 / 1          1            36,800,000        1.5%        1.9%
Hotel Monaco - Washington,
 DC ...........................       Wachovia      1 / 1          1            35,000,000        1.4         1.8%
275 Broadhollow Road ..........       Wachovia      1 / 1          1            33,200,000        1.4         1.7%
Storage Xxtra Portfolio .......       Wachovia      1 / 7          1            33,088,000        1.4         1.7%
Preferred Freezer - Vernon,
 CA ...........................      CWCapital      1 / 1          1            32,885,000        1.3         1.7%
                                                   -------                  --------------       ----
                                                   5 / 11                      170,973,000        7.0
                                                   =======                  ==============       ====

                                                   -------                  --------------       ----
                                                   15 / 25                   1,215,573,000       49.7%
                                                   =======                  ==============       ====

                                                                                                             WEIGHTED
                                                                  CUT-OFF DATE                 WEIGHTED       AVERAGE    WEIGHTED
                                                                     BALANCE     WEIGHTED       AVERAGE      LTV RATIO   AVERAGE
                                                                  PER SF/UNIT/   AVERAGE     CUT-OFF DATE   AT MATURITY  MORTGAGE
           LOAN NAME                       PROPERTY TYPE             ROOM(1)     DSCR(1)     LTV RATIO(1)    OR ARD(1)     RATE
-------------------------------   ----------------------------   -------------   ---------   ------------   -----------  --------

Peter Cooper Village &
 Stuyvesant Town (2) ..........   Multifamily -- Conventional       $267,213      1.73x(3)      55.6%         55.6%       6.434%
75 Broad Street ...............   Office -- CBD                     $    376      1.26x         79.8%         79.8%       5.531%
The Woodies Building ..........   Mixed Use -- Office/Retail        $    355      1.10x         69.5%         64.6%       5.865%
Ala Moana Portfolio ...........   Various -- Various                $    603      1.81x(4)      51.5%         51.5%       5.603%
One Summer Street .............   Office -- Telecom                 $    211      1.63x         46.1%         40.7%       5.815%
Argonaut Hotel - San
 Francisco, CA ................   Hospitality -- Full Service       $166,667      2.39x         62.2%         62.2%       5.670%
Westin - Fort Lauderdale,
 FL ...........................   Hospitality -- Full Service       $143,345      1.22x         67.7%(5)      63.3%(5)    5.910%
90 Merrick Avenue .............   Office -- Suburban                $    157      1.29x         80.0%         80.0%       5.670%
One and Three Long Wharf
 Drive ........................   Office -- Suburban                $    127      1.18x         78.1%         72.8%       5.695%
1515 Flagler Waterview ........   Office -- Medical                 $    229      1.20x         78.9%         73.5%       5.651%
                                                                                  1.47X         65.7%         63.9%       5.867%
300 Broadhollow Road ..........   Office -- Suburban                $    152      1.38x         79.3%         79.3%       5.550%
Hotel Monaco - Washington,
 DC ...........................   Hospitality -- Full Service       $191,257      2.23x         62.4%         62.4%       5.680%
275 Broadhollow Road ..........   Office -- Suburban                $    262      1.21x         76.0%         76.0%       5.550%
Storage Xxtra Portfolio .......   Self Storage -- Self Storage      $     59      1.33x         80.0%(5)      80.0%(5)    5.650%
Preferred Freezer - Vernon,
 CA ...........................   Industrial -- Warehouse           $    178      1.13x         76.5%         71.9%       6.338%
                                                                                  1.46X         74.8%         73.9%       5.748%
                                                                                  1.47X         67.0%         65.3%       5.851%

_____________________

(1)   Each of the Ala Moana Portfolio Loan and the Peter Cooper Village &
      Stuyvesant Town Loan is part of a split loan structure that includes one or more pari passu companion loans and/or subordinate pari passu loans that are not included in the Trust Fund. With respect to these Mortgage
      Loans, unless otherwise specified, the calculations of LTV ratio, DSC ratio and Loan Balance per square foot/room/unit are based upon the aggregate indebtedness of or debt service on each such Mortgage Loan and the related pari passu companion loans, but not any related subordinate companion loan, if any.

(2)   With respect the Peter Cooper Village & Stuyvesant Town Loan, the related
      Mortgage Loan documents permit the related borrower to obtain additional future debt that would be pari passu in right of entitlement with the related Mortgage Loan. For purposes of these numbers, it has been assumed that such future debt is not advanced. For a description of the debt service coverage ratios and loan-to-value ratios with respect to this
      Mortgage Loan, see "Peter Cooper Village & Stuyvesant Town" herein.

(3)   The underwritten net cash flow used to calculate the DSC Ratio was determined using future cash flow projections that include various assumptions including an assumed annual rate of conversion of units from rent-stabilized units to deregulated units. The DSC Ratio for the related
      Mortgaged Property calculated based on the net operating income for year
      2006 is 0.58x. See "RISK FACTORS--Risks Relating to Net Cash Flow and Debt
      Service Coverage Ratios" in the Prospectus Supplement.

(4)   For purposes of determining the DSC ratio for Ala Moana Portfolio Loan, representing 4.1% of the Cut-Off Date Pool Balance (5.1% of the Cut-Off
      Date Loan Group 1 Balance), such ratio was calculated taking into account rental amounts payable under a master lease.

(5)   For purposes of determining the LTV ratios for the Westin-Fort Lauderdale,
      FL Loan and the Storage Xxtra Portfolio Loan, representing approximately
      3.1% of the Cut-Off Date Pool Balance (3.8% of the Cut-Off Date Group 1
      Balance), such ratio was calculated using an "as-completed" or
      "as-stabilized" appraised value as opposed to an "as-is" appraised value.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       16

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PETER COOPER VILLAGE & STUYVESANT TOWN
--------------------------------------------------------------------------------

                [PHOTO OF PETER COOPER VILLAGE & STUYVESANT TOWN]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       17

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PETER COOPER VILLAGE & STUYVESANT TOWN
--------------------------------------------------------------------------------

                 [MAP OF PETER COOPER VILLAGE & STUYVESANT TOWN]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       18

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PETER COOPER VILLAGE & STUYVESANT TOWN
--------------------------------------------------------------------------------

                 [MAP OF PETER COOPER VILLAGE & STUYVESANT TOWN]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       19

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PETER COOPER VILLAGE & STUYVESANT TOWN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                             $  250,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                 10.2%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSORS                                    Tishman Speyer and BlackRock Realty
                                                                 Advisors, Inc.
TYPE OF SECURITY                                                            Fee
PARTIAL RELEASE / PARTIAL DEFEASANCE(1)                                     Yes
MORTGAGE RATE                                                            6.434%
MATURITY DATE                                                  December 8, 2016
AMORTIZATION TYPE                                                 Interest Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          116 / IO
LOCKBOX                                                                     Yes
SHADOW RATING (FITCH / MOODY'S / S&P)(2)                     BBB- / Baa3 / BBB-
UP-FRONT RESERVES
  TAX/INSURANCE                                          Yes
  REPLACEMENT                                  $  60,000,000
  INTEREST RESERVE(3)                          $ 400,000,000
  GENERAL RESERVE(4)                           $ 190,000,000
ONGOING ANNUAL RESERVES
  TAX/INSURANCE                                          Yes
  REPLACEMENT(5)                                   Springing
ADDITIONAL FINANCING(6)                       Mezzanine Debt     $1,400,000,000
                                             Pari Passu Debt     $2,750,000,000

                                                PARI PASSU
                                                 NOTES(7)          TOTAL DEBT
                                              --------------     --------------
CUT-OFF DATE BALANCE                          $3,000,000,000     $4,400,000,000
CUT-OFF DATE BALANCE/UNIT                      $     267,213        $391,912
CUT-OFF DATE LTV                                       55.6%         81.5%
MATURITY DATE LTV                                      55.6%         81.5%
UW DSCR ON NCF(8)                                      1.73x         1.19x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                2
LOCATION                                                           New York, NY
PROPERTY TYPE                                       Multifamily -- Conventional
SIZE (UNITS)                                                             11,227
OCCUPANCY AS OF NOVEMBER 10, 2006                                         98.3%
YEAR BUILT / YEAR RENOVATED                                         1945 / 2006
APPRAISED VALUE AS OF NOVEMBER 1, 2006                           $5,400,000,000
APPRAISED VALUE AS OF JANUARY 1, 2011                            $6,900,000,000
APPRAISED VALUE OF LAND AS OF
     NOVEMBER 1, 2006                                            $3,800,000,000
PROPERTY MANAGEMENT(9)                                    Rose Associates, Inc.
UW ECONOMIC OCCUPANCY                                                     96.7%
UW REVENUES                                                      $  481,725,392
UW TOTAL EXPENSES                                                $  145,569,012
UW NET OPERATING INCOME (NOI)                                    $  336,156,380
UW NET CASH FLOW (NCF)(8)                                        $  333,909,980
2006 NOI                                                         $  112,242,474
2005 NOI                                                         $   98,689,050
2004 NOI                                                         $   92,631,844

--------------------------------------------------------------------------------

(1)   The Peter Cooper Village & Stuyvesant Town Loan permits the partial release and/or partial defeasance of certain of the properties comprising the Mortgaged Property under certain circumstances. See
      "Severance/Release" below.

(2)   Fitch, Moody's and S&P have confirmed that the Peter Cooper Village &
      Stuyvesant Town Loan has, in the context of its inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

(3)   Interest reserve was funded at closing of the Peter Cooper Village &
      Stuyvesant Town Loan and can be used for the payment of mortgage and mezzanine loan debt service. On or after January 1, 2010, at such time the debt service coverage ratio for the Peter Cooper Village & Stuyvesant Town
      Loan is 1.00x or greater for 2 consecutive calendar quarters and upon other certain conditions as specified in the related Mortgage Loan documents, the interest reserve will be converted to and become a part of the general reserve (discretionary component).

(4)   The general reserve was funded at closing of the Peter Cooper Village &
      Stuyvesant Town Loan and can be used at the discretion of the borrower to pay for expenses related to the Mortgaged Property provided that no more than $85,000,000 can be used for the payment of asset management fees or acquisition fees pertaining to the syndication of the equity. If at any time the debt service coverage ratio is 1.20x or higher for two consecutive calendar quarters, the balance of the funds on deposit in the general reserve will be released to the borrower. Notwithstanding the foregoing, and in the event the interest reserve becomes part of the general reserve per the conditions of the related Mortgage Loan documents
      (see footnote (3)) then the cap on the amount that can be disbursed for the payment of asset management fees will be increased from $85,000,000 to
      $95,000,000.

(5)   Deposits to the ongoing annual replacement reserve of $2,808,000 will be required to the extent there is available cash flow after the payment of debt service on the mortgage loan and mezzanine loan.

(6)   Additional future pari passu debt is permitted up to $300,000,000 any time between November 8, 2011 and May 8, 2013 subject to (i) such additional financing will not result in a debt service coverage ratio less than 1.30x or a loan-to-value ratio greater than 70%, (ii) the borrower must deliver rating agency confirmation and (iii) certain other conditions as specified in the related Mortgage Loan documents. Such future pari passu debt can relate to one or both Mortgaged Properties at the borrower's election.

(7)   Loan-to-value ratios, debt service coverage ratio and Cut-Off Date
      Balance/Unit were derived based upon the aggregate indebtedness of, or debt service on, the Peter Cooper Village & Stuyvesant Town Loan and the
      Peter Cooper Village & Stuyvesant Town Pari Passu Companion Loans.

(8)   The underwritten net cash flow was determined using future cash flow projections that include various assumptions including an assumed annual rate of conversion of units from rent-stabilized units to deregulated units. The debt service coverage ratio for the related Mortgaged Property as calculated based on the net operating income for year 2006 is 0.58x.
      See "RISK FACTORS--Risks Relating to Net Cash Flow" in the Prospectus
      Supplement.

(9)   Rose Associates, Inc. currently manages the Mortgaged Property. Beginning
      April 1, 2007 the Mortgaged Property is expected to be managed by affiliates of either Tishman Speyer Properties, L.P. or Blackrock
      Financial Management, or such other manager as approved by the mortgagee.
      See "Property Management" below.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United
States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       20

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PETER COOPER VILLAGE & STUYVESANT TOWN
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Peter Cooper Village & Stuyvesant Town
      Loan") is secured by a first mortgage encumbering an 11,227-unit,
      56-building multifamily complex located in New York, New York. The Peter
      Cooper Village & Stuyvesant Town Loan represents approximately 10.2% of the Cut-Off Date Pool Balance. The Peter Cooper Village & Stuyvesant Town
      Loan was originated on November 17, 2006 and has a principal balance as of the Cut-Off Date of $250,000,000. The Peter Cooper Village & Stuyvesant
      Town Loan, which is evidenced by multiple pari passu notes dated November
      17, 2006, as amended, is a portion of a whole loan with an original principal balance of $3,000,000,000. The other loans related to the Peter
      Cooper Village & Stuyvesant Town Loan are evidenced by separate pari passu notes, dated November 17, 2006, as amended, (the "Peter Cooper Village &
      Stuyvesant Town Pari Passu Companion Loans" and together with the Peter
      Cooper Village & Stuyvesant Town Loan, the "Peter Cooper Village &
      Stuyvesant Town Whole Loan"), with an original principal balance of
      $2,750,000,000. The Peter Cooper Village & Stuyvesant Town Loan and the
      Peter Cooper Village & Stuyvesant Town Pari Passu Companion Loans are
      governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement as described under "SERVICING UNDER THE POOLING AND SERVICING AGREEMENT--Servicing of
      the Non-Serviced Loan Combinations--Peter Cooper Village & Stuyvesant
      Town" in the Prospectus Supplement. The Peter Cooper Village & Stuyvesant
      Town Loan provides for interest only payments for the entire loan term.

      The Peter Cooper Village & Stuyvesant Town Loan has a remaining term of
      116 months and matures on December 8, 2016. The Peter Cooper Village &
      Stuyvesant Town Loan may be prepaid on or after September 8, 2016, and permits defeasance with United States government obligations beginning on the earlier of 42 months following the first payment date and 2 years after the final Peter Cooper Village & Stuyvesant Town Pari Passu
      Companion Loan is securitized.

       -------------------------------------

                  FIRST MORTGAGE
                  $3,000,000,000                Pari Passu Notes
                                                to be sold in various
        47.7% Loan to Total Capitalization      conduit/fusion
           $267,213 per unit/$293 per sf        securitizations
        Shadow rated BBB-/Baa3/BBB- (F/M/S)

       -------------------------------------

       -------------------------------------

                     MEZZANINE
                  $1,400,000,000
                                                To be privately
        70.0% Loan to Total Capitalization      placed
          $391,912 per unit/ $430 per sf

       -------------------------------------

       -------------------------------------

                                                Sponsor Cash                $1,000,000,000
                   SPONSOR CASH                 Acquisition Costs and Fees    $240,000,000
                  $1,890,000,000                Interest Reserve               $60,000,000
                                                General Reserve               $400,000,000
                                                Cap Ex Reserve                $190,000,000
       -------------------------------------
       -------------------------------------
                  $6,290,000,000

o     THE BORROWERS. At closing the borrower was PCV ST Owner LP, a special purpose entity. As of February 16, 2007, PCV ST Owner LP transferred
      Stuyvesant Town to ST Owner LP, a special purpose entity formed exclusively to own the Mortgaged Property and PCV ST Owner LP and ST Owner
      LP are jointly and severally liable as the borrowers under the Peter
      Cooper Village & Stuyvesant Town Loan. Legal counsel to the borrowers delivered a non-consolidation opinion in connection

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       21

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PETER COOPER VILLAGE & STUYVESANT TOWN
--------------------------------------------------------------------------------

      with the origination of the Peter Cooper Village & Stuyvesant Town Whole
      Loan. The sponsors of the borrowers are Tishman Speyer and Blackrock
      Realty Advisors, Inc. The borrowers are approximately indirectly 11% owned through various subsidiary entities of the sponsors.

      Tishman Speyer is a privately held company based in New York City that is engaged in owning, developing and operating real estate around the world.
      Since 1978, Tishman Speyer has acquired, built or developed more than 142 properties totaling over 77 million square feet representing over $24 billion in total value across the United States, Europe and Latin America.
      The company owns and/or manages the following buildings in Manhattan: 300
      Park Avenue, 375 Hudson Street, 520 Madison Avenue, 666 Fifth Avenue, The
      Chrysler Building, Rockefeller Center, The Lipstick Building and The
      MetLife Building.

      BlackRock Realty Advisors is a real estate investment manager with $9.6 billion in real estate equity assets under management on behalf of public, corporate and Taft-Hartley pension plans, foundations, endowments and private investors. These investments span a wide range of strategies, including core, value-added and opportunistic equity and high-yield debt.
      The firm offers investments in open-end and closed-end funds and separate account structures. BlackRock Realty Advisors' parent, BlackRock, is 49%
      owned by Merrill Lynch.

o     THE PROPERTY. The Mortgaged Property is an 11,227-unit multifamily complex consisting of 56 buildings situated on approximately 80.4 acres. The gross building area for Peter Cooper Village is approximately 3,122,165 square feet and the gross building area for Stuyvesant Town is approximately
      8,942,176 square feet. Between the two complexes, the net rentable area is approximately 10,750,670 square feet developed as follows: Residential:
      approximately 10,232,958; Retail: approximately 98,039; Office:
      approximately 19,673; Parking: approximately 400,000. The approximately
      10,232,958 rentable square feet of residential space indicates an average unit size of 911 square feet. The rentable unit mix is as follows: 5,740 one bedroom units; 4,976 two bedroom units; 472 three bedroom units; 2 four bedroom units; and 37 five bedroom units. Amenities at the Mortgaged
      Property include 15 playgrounds, designated sports areas, the signature
      Stuyvesant Oval Fountain, laundry facilities, approximately 2,260 parking spaces and rentable storage services operated by U-Haul. Retailers onsite offer such neighborhood conveniences as grocery stores, banking centers, dry cleaning, movie rentals and apparel outlets. The Mortgaged Property was constructed in 1945 and renovated at various times, most recently in
      2006.

      The Mortgaged Property is located in New York, New York. As of November
      10, 2006, the occupancy rate for the Mortgaged Property securing the Peter
      Cooper Village & Stuyvesant Town Loan was approximately 98.3%.

o     RENT STABILIZATION. Currently, approximately 73% of the apartments at the
      Mortgaged Property are rent stabilized. Rent stabilized leases can be 1 or
      2 years in length at the option of the tenant. The renewal rate that may be charged for a particular rent stabilized apartment is determined by criteria established by the State of New York. An apartment may become deregulated (or destabilized) if it becomes vacant or if criteria involving legal rental rate levels and occupant income levels are met.
      Certain tenants at the Mortgaged Property have commenced litigation against the related borrowers and its sponsors as well as certain parties relating to the conversion of apartments from rent stabilization. See
      "RISK FACTORS--Litigation and Other Matters Affecting the Mortgaged
      Properties or Borrowers".

o     HISTORICAL OCCUPANCIES. Historical occupancies at the Peter Cooper Village
      & Stuyvesant Town Property over the past five years are as follows: 2002
      -- 97%; 2003 -- 98%; 2004 -- 98%; 2005 -- 98%; 2006 -- 98%. The average monthly rents for the deregulated units at Peter Cooper Village over the past three years are $2,757, $2,864 and $3,198 for 2004, 2005 and 2006, respectively. The average monthly rents for the stabilized units at Peter
      Cooper Village over the past three years are $1,183, $1,247 and $1,292 for
      2004, 2005 and 2006, respectively. The average monthly rents for the deregulated units at Stuyvesant Town over the past three years are $2,333,
      $2,464 and $2,767 for 2004, 2005 and 2006, respectively. The average monthly rents for the stabilized units at Stuyvesant Town over the past three years are $1,165, $1,202 and $1,241 for 2004, 2005 and 2006, respectively.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       22

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PETER COOPER VILLAGE & STUYVESANT TOWN
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                 PETER COOPER VILLAGE
----------------------------------------------------------------------------------------------------------------------
                                            AVERAGE         % OF         AVERAGE           AVERAGE         MONTHLY
UNIT TYPE               UNIT COUNT(1)   SQUARE FOOT(1)   PCV TOTAL   MONTHLY RENT(1)   RENT PER SF(1)   MARKET RENT(2)
----------------------------------------------------------------------------------------------------------------------

Deregulated 1 BR              403              948          16.2%         $2,768            $35.04          $3,595
Deregulated 2 BR              267            1,224          10.8           3,747             36.74           4,641
Deregulated 3 BR                3            2,162           0.1           6,520             36.19           8,198
----------------------------------------------------------------------------------------------------------------------
DEREGULATED TOTALS            673            1,063          27.1%         $3,173            $35.83          $4,030

Stabilized 1 BR               776              947          31.3%         $1,183            $15.00          $3,595
Stabilized 2 BR               957            1,223          38.6           1,457             14.30           4,641
Stabilized 3 BR                17            1,489           0.7           1,619             13.04           8,198
Stabilized 4 BR                 1            2,441           0.0           2,705             13.30           8,426
----------------------------------------------------------------------------------------------------------------------
STABILIZED TOTALS           1,751            1,103          70.6%         $1,338            $14.55          $4,214

TOTAL OCCUPIED UNITS        2,424            1,092          97.7%          1,848            $20.30          $4,163

Vacant 1 BR                    30              947           1.2%            N/A               N/A           3,595
Vacant 2 BR                    27            1,225           1.1             N/A               N/A           4,641
----------------------------------------------------------------------------------------------------------------------
VACANT TOTALS                  57            1,078           2.3%            N/A               N/A          $4,090
                            -----                          -----
PCV TOTALS/WTD. AVG.        2,481            1,092         100.0%         $1,848            $20.30          $4,161
                            -----                          -----

----------------------------------------------------------------------------------------------------------------------
                                                   STUYVESANT TOWN
----------------------------------------------------------------------------------------------------------------------
                                            AVERAGE        % OF         AVERAGE           AVERAGE         MONTHLY
UNIT TYPE               UNIT COUNT(1)   SQUARE FOOT(1)    ST TOTAL   MONTHLY RENT(1)   RENT PER SF(1)   MARKET RENT(2)
----------------------------------------------------------------------------------------------------------------------

Deregulated 1 BR            1,386              755          15.8%         $2,504            $39.79          $2,926
Deregulated 2 BR              872              943          10.0           3,018             38.39           3,658
Deregulated 3 BR               65            1,165           0.7           4,084             42.06           4,511
Deregulated 4 BR                1            1,753           0.0           4,950             33.88           6,793
Deregulated 5 BR                6            1,698           0.1           5,754             40.67           6,580
----------------------------------------------------------------------------------------------------------------------
DEREGULATED TOTALS          2,330              840          26.6%         $2,750            $39.29          $3,255

Stabilized 1 BR             3,096              755          35.4%         $1,125            $17.88          $2,926
Stabilized 2 BR             2,779              943          31.8           1,380             17.55           3,658
Stabilized 3 BR               381            1,161           4.4           1,544             15.96           4,511
Stabilized 4 BR                 0                0           0.0               0              0.00           6,793
Stabilized 5 BR                31            1,681           0.4           1,958             13.98           6,580
----------------------------------------------------------------------------------------------------------------------
STABILIZED TOTALS           6,287              867          71.9%         $1,267            $17.53          $3,364

TOTAL OCCUPIED UNITS        8,617              860          98.5%         $1,668            $23.27          $3,334

Vacant 1 BR                    49              751           0.6%            N/A               N/A          $2,926
Vacant 2 BR                    74              943           0.8             N/A               N/A           3,658
Vacant 3 BR                     6            1,145           0.1             N/A               N/A           4,511
----------------------------------------------------------------------------------------------------------------------
VACANT TOTALS                 129              880           1.5%            N/A               N/A          $3,420
                           ------                          -----
ST TOTALS/WTD. AVG.         8,746              860         100.0%         $1,668            $23.27          $3,336
                           ------                          -----
PCV/ST TOTALS/WTD. AVG.    11,227              911         100.0%         $1,707            $22.49          $3,518
                           ======                          =====
----------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from the borrower's rent roll dated November 10,
      2006.

(2)   Certain information obtained from the appraisal of the Peter Cooper
      Village & Stuyvesant Town Mortgaged Property dated November 10, 2006. See
      "RISK FACTORS--Inspections and Appraisals May Not Accurately Reflect Value
      or Condition of Mortgaged Property" in the Prospectus Supplement.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       23

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PETER COOPER VILLAGE & STUYVESANT TOWN
--------------------------------------------------------------------------------

o     GENERAL RESERVE/INTEREST RESERVE. A reserve was established at the closing comprised of an "interest reserve" in an amount of $400,000,000 that can be used for the payment of mortgage and mezzanine loan debt service and a
      "general reserve" in an amount of $190,000,000 that can be used at the discretion of the borrower to pay for expenses related to the Mortgaged
      Property provided that no more than $85,000,000 can be used for the payment of asset management fees or acquisition fees pertaining to the syndication of the equity. If at any time the debt service coverage ratio is 1.20x or higher for two consecutive calendar quarters, the balance of the funds on deposit in the General Reserve will be released to borrower.
      Notwithstanding the foregoing, from and after January 1, 2010, if the debt service coverage ratio for the Peter Cooper Village & Stuyvesant Town Loan is 1.00x or greater for two consecutive calendar quarters (i) the debt service component will be converted to and become a part of the discretionary component and (ii) the cap on the amount that can be disbursed for the payment of asset management fees will be increased from
      $85,000,000 to $95,000,000.

o     ADDITIONAL INDEBTEDNESS. The borrower is permitted to obtain up to
      $300,000,000 of pari passu mortgage debt or subordinate mezzanine debt at any time between November 8, 2011 and May 8, 2013 provided that such additional financing will not result in a debt service coverage ratio less than 1.30x or a loan-to-value ratio greater than 70% and the borrower has delivered a rating agency confirmation that such debt will not result in a downgrade of the securities. Such debt can relate to one or both properties at borrower's election.

o     MEZZANINE DEBT. Eleven (11) pairs of mezzanine borrowers (named PCV ST
      Mezz 1-11 LP and ST Mezz 1-11 LP) have incurred mezzanine debt for an aggregate total of $1,400,000,000 secured by their direct or indirect equity interests in PCV ST Owner LP and ST Owner LP. The mezzanine debt is scheduled to mature on December 8, 2016.

o     SEVERANCE\RELEASE. Subject to the prepayment lockout period, the borrower can release (i) an individual Mortgaged Property upon partial defeasance of 110% of the allocated loan amount, (ii) one or more individual buildings or parcels of undeveloped land that are a part of a Peter Cooper
      Village & Stuyvesant Town Mortgaged Property upon partial defeasance of an amount equal to the greater of (a) 110% of the appraised value of such building or parcel as determined by an appraisal dated not more than 120 days prior to the release and (b) if applicable, the disposition proceeds from the collateral being released, (iii) without partial defeasance, certain "development rights" upon the payment of an amount equal to the greater of (a) the disposition proceeds related to the rights that are the subject of a sale, transfer or refinancing and (b) $225 per square foot of rights being released provided that any such release of development rights must be accompanied by the applicable yield maintenance premium and (iv)
      without partial defeasance, release of a portion of the Mortgaged Property subject to casualty or condemnation, upon the payment of an amount equal to 100% of the fair market value of the released parcel immediately prior to such casualty or condemnation. The release of either Peter Cooper
      Village or Stuyvesant Town is subject to (i) the other Mortgaged Property having a debt service coverage ratio of not less than the greater of (a)
      1.00x or (b) the debt service coverage ratio immediately prior to the release and (ii) a loan-to-value ratio of not more than 70%. Each release of a building or parcel (other than in connection with a condemnation) is subject to the remainder of the Mortgaged Property (i) for the first 10 releases (including development rights releases), having a debt service coverage ratio of not less than the lesser of (a) debt service coverage ratio immediately prior to the release and (b) 1.00x, and (ii) for each release thereafter, a debt service coverage ratio of not less than 1.00x and in each instance after the release of 10 buildings or parcels
      (including development rights releases), a loan-to-value ratio of not more than 70%. The release of either Peter Cooper Village or Stuyvesant Town and the release of a building or a parcel (but not the release of development rights) will also require a rating agency confirmation. Any prepayment received in connection with an individual Mortgaged Property release will be applied pro rata to each of the mortgage notes based on the principal amount evidenced by each such note. Any prepayment in connection with a development rights release or a building or parcel release will be allocated among the Peter Cooper Village & Stuyvesant Town
      Loan and each of the mezzanine loans pro rata based on the principal balance of the Peter Cooper Village & Stuyvesant Town Loan and each such mezzanine loan.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       24

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PETER COOPER VILLAGE & STUYVESANT TOWN
--------------------------------------------------------------------------------

o     THE MARKET.* The Mortgaged Property occupies approximately 80.4 acres below Midtown on the eastern side of the island of Manhattan. The site occupies the area bounded by East 14th and 23rd Streets and First Avenue and Avenue C, and is immediately surrounded by the residential neighborhoods of Murray Hill and Kips Bay to the north, Gramercy Park to the west, and the East Village and Lower East Side to the south. These neighborhoods are predominantly residential with retail use along the avenues. The Manhattan residential market represents one borough of the five which make up the larger New York City residential market. This market is the largest housing market in the United States consisting of over three million housing units. Within this market, rental units are the largest housing category, making up approximately 68% of inventory. The net vacancy for units available for rent in the city was 3.09% according to the 2005 New York City Housing and Vacancy Survey. In 2005, 4,185 new
      housing units were delivered to the overall market; which was above the trailing four year average of 3,163. Rental rates increased during 2005, with REIS reporting increases of 1.2% in effective rents for the fourth quarter of 2005 and 5.4% for the year. The Manhattan residential market has 737,768 housing units according to the 2005 Housing and Vacancy
      Survey. Net vacancy for Manhattan in 2005 was 3.79%. Between 1995 and
      2005, the number of new housing unit permits averaged 4,549. Approximately
      2,400 apartment units are scheduled for delivery in 2007 and 2008 in
      Manhattan. According to the appraisal of the properties dated November 10,
      2006, annual rents for buildings comparable to the Mortgaged Property in the neighborhoods surrounding the properties are $40.67 per square foot for one bedroom apartments, $41.46 per square foot for two bedroom apartments, $53.83 per square foot for three bedroom apartments, and
      $48.85 per square foot for four bedroom apartments. The rents reflected above are for properties that are not subject to rent stabilization or rent control.

o     LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account with funds released to the borrower after escrows funded in each interest accrual period where the DSC ratio is 1.20x or higher for two consecutive quarters and no mezzanine accrual period exists.

o     PROPERTY MANAGEMENT. Rose Associates, Inc., a management company operating in the New York market, is currently the property manager for the
      Mortgaged Property securing the Peter Cooper Village & Stuyvesant Town
      Loan. Beginning April 1, 2007, the Mortgaged Property is expected to be managed by affiliates of Tishman Speyer Properties, L.P. or Blackrock
      Financial Management, or such other manager as approved by the mortgagee.

      *     Certain information obtained from the appraisal of the Mortgaged
            Property dated November 10, 2006. See "RISK FACTORS--Inspections and
            Appraisals May Not Accurately Reflect Value or Condition of
            Mortgaged Property" in the Prospectus Supplement.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       25

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       26

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 75 BROAD STREET
--------------------------------------------------------------------------------

                           [PHOTO OF 75 BROAD STREET]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       27

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 75 BROAD STREET
--------------------------------------------------------------------------------

                            [MAP OF 75 BROAD STREET]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       28

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 75 BROAD STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                  CWCapital
CUT-OFF DATE BALANCE                                               $243,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    9.9%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                           Joseph Jerome
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.531%
MATURITY DATE                                                     April 1, 2017
AMORTIZATION TYPE                                                 Interest Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          120 / IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  TAX/INSURANCE                                     Yes
  REPLACEMENT                                   $10,799

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                                     Yes
  REPLACEMENT                                  $129,588
  TI/LC (1)                                   Springing

ADDITIONAL FINANCING (2)                                                   None

CUT-OFF DATE BALANCE                                               $243,500,000
CUT-OFF DATE BALANCE/SF                                                    $376
CUT-OFF DATE LTV                                                          79.8%
MATURITY DATE LTV                                                         79.8%
UW DSCR ON NCF                                                            1.26x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                           New York, NY
PROPERTY TYPE                                                     Office -- CBD
SIZE (SF)                                                               647,924
OCCUPANCY AS OF FEBRUARY 8, 2007 (3)                                      94.1%
YEAR BUILT / YEAR RENOVATED                                         1928 / 2002
APPRAISED VALUE                                                    $305,000,000
PROPERTY MANAGEMENT                                       JEMB Property Company
UW ECONOMIC OCCUPANCY                                                     94.8%
UW REVENUES                                                         $31,096,500
UW TOTAL EXPENSES                                                   $12,907,577
UW NET OPERATING INCOME (NOI)                                       $18,188,923
UW NET CASH FLOW (NCF)                                              $17,153,510
--------------------------------------------------------------------------------

(1)   In the event that the largest tenant at the Mortgaged Property, Internap, does not renew its lease at market terms on a date that is twelve months prior to its lease expiration in December 2016, the borrower will be required to make monthly deposits of $350,000 into a leasing reserve account, beginning on the payment date in January 2016 and ending on the payment date in June 2016. In lieu of making such monthly deposits, the borrower may elect to post a letter of credit in the amount of $2,100,000 on or before the payment date in January 2016. In addition, pursuant to the related mortgage loan documents, the borrower will be permitted to accept a payment from Internap in exchange for the termination of a portion of its lease (up to 30,000 square feet). In the event of such termination, the required escrow payments described above will be reduced proportionately.

(2)   Future mezzanine debt is permitted subject to a maximum combined loan-to-value ratio of 90.0% and a minimum combined debt service coverage ratio of 1.00x as described in the related Mortgage Loan documents.

(3)   The Mortgaged Property was approximately 94.1% leased and approximately
      85.4% occupied as of February 8, 2007.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       29

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 75 BROAD STREET
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      % OF NET    BASE                   % OF TOTAL
                                       RATINGS*        NET RENTABLE   RENTABLE    RENT     ANNUAL BASE     ANNUAL         LEASE
TENANT                             MOODY'S/S&P/FITCH     AREA (SF)      AREA      PSF         RENT       BASE RENT     EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS ..................
 Internap ......................       NR/NR/NR           80,974        12.5%    $43.87    $ 3,552,329      15.7%     December 2016
 The Board of Education ........       A1/AA-/A+          79,600        12.3     $35.49      2,825,000      12.5       August 2018
 Reliance Insurance Co .........       NR/NR/NR           47,609         7.3     $22.00      1,047,398       4.6      November 2011
 AT&T ..........................        A2/A/A            29,206         4.5     $38.20      1,115,534       4.9      February 2014
                                                         -------       -----               -----------     -----
 TOTAL MAJOR TENANTS ...........                         237,389        36.6%    $35.98    $ 8,540,261      37.6%
NON-MAJOR TENANTS ..............                         372,115        57.4     $38.02     14,148,280      62.4
                                                         -------       -----               -----------     -----
OCCUPIED TOTAL .................                         609,504        94.1%    $37.22    $22,688,541     100.0%
                                                                                           ===========     =====
VACANT SPACE ...................                          38,420         5.9
                                                         -------       -----
PROPERTY TOTAL .................                         647,924       100.0%
                                                         =======       =====
-----------------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

----------------------------------------------------------------------------------------------------------------------------
                                                LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL     CUMULATIVE % OF   % OF BASE RENT    CUMULATIVE % OF
    YEAR      EXPIRING        EXPIRING       EXPIRING   SF EXPIRING*     SF ROLLING*        ROLLING*      BASE RENT ROLLING*
----------------------------------------------------------------------------------------------------------------------------

    2007          5            $50.77          3,797        0.6%             0.6%             0.8%               0.8%
    2008          1            $61.76            340        0.1%             0.6%             0.1%               0.9%
    2009         14            $32.93         88,428       13.6%            14.3%            12.8%              13.8%
    2010         10            $46.37         60,860        9.4%            23.7%            12.4%              26.2%
    2011          9            $29.18         61,473        9.5%            33.2%             7.9%              34.1%
    2012          4            $37.98         22,830        3.5%            36.7%             3.8%              37.9%
    2013          4            $27.89         35,964        5.6%            42.2%             4.4%              42.4%
    2014          7            $38.38         81,692       12.6%            54.8%            13.8%              56.2%
    2015          5            $43.22         52,575        8.1%            63.0%            10.0%              66.2%
    2016          3            $42.77        100,489       15.5%            78.5%            18.9%              85.1%
    2017          2            $25.43         21,456        3.3%            81.8%             2.4%              87.5%
Thereafter        1            $35.49         79,600       12.3%            94.1%            12.5%             100.0%
  Vacant          0                NA         38,420        5.9%           100.0%             0.0%             100.0%
----------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       30

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 75 BROAD STREET
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "75 Broad Street Loan") is secured by a first mortgage encumbering an office building located in New York, New
      York. The 75 Broad Street Loan represents approximately 9.9% of the
      Cut-Off Date Pool Balance. The 75 Broad Street Loan was originated on
      March 30, 2007 and has a principal balance as of the Cut-Off Date of
      $243,500,000. The 75 Broad Street Loan provides for interest-only payments for the entire loan term.

      The 75 Broad Street Loan has a remaining term of 120 months and matures on
      April 1, 2017. The 75 Broad Street Loan may be prepaid on or after
      November 1, 2016 and permits defeasance with United States government obligations beginning two years after the Closing Date.

o     THE BORROWER. The borrower is 75 Broad LLC, a single purpose bankruptcy remote Delaware limited liability company. The ownership interest of the borrowing entity consists of 75 Operating LLC (99%) and 75 Broad Inc (1%).
      Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 75 Broad Street Loan. The sponsor of the loan is Joseph Jerome, who founded JEMB Realty Corporation ("JEMB")
      in 1990. JEMB is a real estate development, investment and management company based in New York, New York. As of September 2006, JEMB and its
      subsidiaries own and operate in excess of 5.0 million square feet of space throughout the U.S. and Canada.

o     THE PROPERTY. The Mortgaged Property consists of a 34 story office building totaling approximately 647,924 square feet situated on an approximately 26,068 square foot parcel of land. The Mortgaged Property was constructed in 1928 and underwent significant renovations in 2002. The renovations resulted in a building capable of distributing large quantities of electric power with sophisticated telecommunications riser management systems. The Mortgaged Property is located in New York, New
      York. As of February 8, 2007, the occupancy rate for the Mortgaged
      Property securing the 75 Broad Street Loan was approximately 94.1%.

      The largest tenant is Internap Network Services Corporation ("Internap")
      occupying approximately 80,974 square feet, or approximately 12.5% of the net rentable area, on a lease which expires in December 2016. Internap provides network optimizing solutions and network support. Internap is headquartered in Atlanta with 26 offices world wide. The second largest tenant is the New York City Board of Education ("NY BOE") occupying approximately 79,600 square feet, or approximately 12.3% of the net rentable area, on a lease which expires in August 2018. The NY BOE uses the space as a high school serving students in grades nine through twelve.
      This is a unique concept of a NY BOE school utilizing space in a privately owned building. As of March 19, 2007 the NY BOE was rated "A1" by Moody's,
      "AA-" by S&P and "A+" by Fitch. The third largest tenant is Reliance
      Insurance Co. ("Reliance") occupying approximately 47,609 square feet, or approximately 7.3% of the net rentable area, on a lease which expires in
      November 2011. Reliance is an insurance company that, in May 2001, consented to an entry of an order of Rehabilitation by the Commonwealth
      Court of Pennsylvania, and was subsequently ordered by the court into liquidation. The court appointed the Insurance Commissioner of the
      Commonwealth of Pennsylvania as Statutory Liquidator of Reliance
      Insurance. The lease was executed by the liquidation chief operating officer, on behalf of the Statutory Liquidator.

o     LOCKBOX ACCOUNT. All tenants have been instructed to deposit monthly rents directly into a lender-controlled lockbox account.

o     MANAGEMENT. JEMB is the property manager for the Mortgaged Property securing the 75 Broad Street Loan. JEMB also acts as the leasing agent for the property. JEMB manages approximately 13 buildings in the U.S. and
      Canada totaling more than 5.0 million square feet. The majority of JEMB's properties are located in New York, New York and Montreal.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       31

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       32

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              THE WOODIES BUILDING
--------------------------------------------------------------------------------

                        [PHOTO OF THE WOODIES BUILDING]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       33

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              THE WOODIES BUILDING
--------------------------------------------------------------------------------

                          [MAP OF THE WOODIES BUILDING]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       34

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              THE WOODIES BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                  CWCapital
CUT-OFF DATE BALANCE                                               $172,100,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    7.0%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                Douglas and Norman Jemal
TYPE OF SECURITY                                                Fee & Leasehold
MORTGAGE RATE                                                            5.865%
MATURITY DATE                                                     March 7, 2017
AMORTIZATION TYPE                             Interest Only, Amortizing Balloon
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                          121 / 351
REMAINING TERM / AMORTIZATION                                         119 / 351
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  TAX                                               Yes
  IMMEDIATE REPAIRS(1)                       $1,000,000
  TI/LC(2)                                   $7,230,784
  OTHER(3)                                   $1,461,542

ONGOING ANNUAL RESERVES
  REPLACEMENT                                   $73,389
  TI/LC(4)                                     $489,257

ADDITIONAL FINANCING(5)                                                    None

CUT-OFF DATE BALANCE                                               $172,100,000
CUT-OFF DATE BALANCE/SF                                                    $355
CUT-OFF DATE LTV                                                          69.5%
MATURITY DATE LTV                                                         64.6%
UW DSCR ON NCF                                                            1.10x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                       Washington, D.C.
PROPERTY TYPE                                        Mixed Use -- Office/Retail
SIZE (SF)                                                               484,180
OCCUPANCY AS OF JANUARY 1, 2007(6)                                        95.5%
YEAR BUILT / YEAR RENOVATED                                         1902 / 2004
APPRAISED VALUE                                                    $247,500,000
PROPERTY MANAGEMENT                             Douglas Development Corporation
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES(7)                                                      $21,203,071
UW TOTAL EXPENSES                                                    $7,154,502
UW NET OPERATING INCOME (NOI)                                       $14,048,569
UW NET CASH FLOW (NCF)                                              $13,486,685
--------------------------------------------------------------------------------

(1)   The engineer identified no immediate repairs. The $1,000,000 escrowed at closing is for renovations at the 1001 F Street Property, which is currently vacant and unleaseable.

(2)   At closing, the borrower deposited $7,230,784 into the TI/LC reserve.
      Approximately $1,890,000 of the TI/LC reserve will be held for the purchase of the fee interest in the 1001 F Street Property, and an additional $210,000 will be held in escrow with the title company. If the purchase does not occur, the $1,890,000 will be paid into the vacancy reserve and the $210,000 will be paid into the TI/LC reserve. The remainder of the reserve will be used to pay for tenant improvements and leasing commissions for current and future tenants. See "Ground Lease
      Purchase Reserve" below.

(3)   Other reserve includes ground rent and all free rent outstanding at the
      Mortgaged Property.

(4)   The TI/LC reserve is capped at $15,000,000. By the eighty-fourth payment date, the borrower will be required to post an evergreen letter of credit in an amount such that the balance of the TI/LC reserve plus the letter of credit equals $15,000,000. If the borrower elects to post a $15,000,000 letter of credit, the balance of the vacancy reserve shall be returned to the borrower.

(5)   Future mezzanine debt is permitted subject to a maximum combined loan-to-value ratio of 85.0% and a minimum combined debt service coverage ratio of 1.00x as described in the related Mortgage Loan documents.

(6)   The property was 95.5% leased and 78.8% occupied as of January 1, 2007.

(7)   For the purpose of calculating the UW Net Cash Flow, UW revenues include the average of all contractual rent increases over the terms of the applicable leases for the following tenants: the Tribune Company, National
      Endowment for Democracy, Pew Charitable Trust, RIAA, Madame Tussaud's,
      Williams-Sonoma and Zara. The average underwritten rent ($39.32) is less than the appraisal's estimate of current market rent ($43.66).

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       35

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              THE WOODIES BUILDING
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                   TENANT SUMMARY
-------------------------------------------------------------------------------------
                                                              NET RENTABLE   % OF NET
                                             RATINGS(1)           AREA       RENTABLE
TENANT                                    MOODY'S/S&P/FITCH       (SF)         AREA
-------------------------------------------------------------------------------------

MAJOR TENANTS
 GSA
  FBI(3) ..............................      Aaa/AAA/AAA        151,100        31.2%
  EPA .................................      Aaa/AAA/AAA         48,140         9.9
 National Endowment for Democracy .....       NR/NR/NR           49,216        10.2
 Tribune ..............................      Ba1/BB+/BB+         41,059         8.5
 Williams-Sonoma ......................       NR/NR/NR           37,848         7.8
                                                                -------       -----
TOTAL MAJOR TENANTS ...................                         327,363        67.6%
NON-MAJOR TENANTS .....................                         135,144        27.9%
                                                                -------       -----
OCCUPIED TOTAL ........................                         462,507        95.5%

VACANT SPACE ..........................                          21,673         4.5
                                                                -------       -----
PROPERTY TOTAL ........................                         484,180       100.0%
                                                                =======       =====
-------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                          BASE RENT   ANNUAL BASE   ANNUAL BASE
TENANT                                      PSF         RENT(2)         RENT       LEASE EXPIRATION
----------------------------------------------------------------------------------------------------

MAJOR TENANTS
 GSA
  FBI(3) ..............................     $39.49    $ 5,967,082       32.2%     Multiple Spaces(4)
  EPA .................................      42.22      2,032,609       11.0          March 2014
 National Endowment for Democracy .....      53.61      2,638,425       14.2          June 2016
 Tribune ..............................      49.92      2,049,553       11.1        December 2015
 Williams-Sonoma ......................     $24.26        918,270        5.0        September 2018
                                                      -----------      -----
TOTAL MAJOR TENANTS ...................     $41.56    $13,605,939       73.5%
NON-MAJOR TENANTS .....................     $36.37      4,915,835       26.5
                                                      -----------      -----
OCCUPIED TOTAL ........................     $40.05    $18,521,774      100.0%
                                                      ===========      =====
VACANT SPACE ..........................

PROPERTY TOTAL ........................
----------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Annual Base Rent for National Endowment for Democracy, Tribune Company and
      Williams-Sonoma represents the average of the contractual rents over the lesser of, in each case, (a) the term of the related lease and (b) the term of the loan.

(3)   Base rent is weighted average of rents due under four leases.

(4)   Under the multiple leases, approximately 48,140 square feet expire in
      January 2015, approximately 48,140 square feet expire in May 2015, approximately 48,140 square feet expire in November 2015 and approximately
      6,680 square feet expire in February 2016.

------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
            # OF LEASES   WA BASE RENT/SF     TOTAL SF     % OF TOTAL SF  CUMULATIVE % OF SF     % OF BASE        CUMULATIVE % OF
   YEAR       EXPIRING       EXPIRING       EXPIRING (1)    EXPIRING(2)       ROLLING(2)       RENT ROLLING(2)  BASE RENT ROLLING(2)
------------------------------------------------------------------------------------------------------------------------------------

   2007          0            $ 0.00                0           0.0%              0.0%              0.0%                 0.0%
   2008          0            $ 0.00                0           0.0%              0.0%              0.0%                 0.0%
   2009          0            $ 0.00                0           0.0%              0.0%              0.0%                 0.0%
   2010          0            $ 0.00                0           0.0%              0.0%              0.0%                 0.0%
   2011          0            $ 0.00                0           0.0%              0.0%              0.0%                 0.0%
   2012          0            $ 0.00                0           0.0%              0.0%              0.0%                 0.0%
  2013(3)        1            $ 0.00           28,600           5.9%              5.9%              0.0%                 0.0%
   2014          1            $42.22           48,140          10.0%             15.9%             11.0%                11.0%
   2015          4            $41.75          185,479          38.5%             54.4%             41.8%                52.8%
   2016          3            $53.09           92,398          19.2%             73.6%             26.5%                79.3%
   2017          0            $ 0.00                0           0.0%             73.6%              0.0%                79.3%
Thereafter       4            $36.35          105,638          21.9%             95.5%             20.7%               100.0%
  Vacant         0                NA           21,673           4.5%            100.0%              0.0%               100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1)   The property contains 484,180 square feet which includes 2,252 square feet of common area which is not subject to a lease and is not shown in this table.

(2)   Calculated based upon approximate square footage occupied by each tenant.

(3)   The H&M lease expires in 2013 and the tenant currently pays only percentage rent.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       36

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              THE WOODIES BUILDING
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Woodies Building Loan") is secured by a first mortgage encumbering the fee interest in an office/retail property and the leasehold estate in an adjacent building located in Washington,
      D.C. The Woodies Building Loan represents approximately 7.0% of the
      Cut-Off Date Pool Balance. The Woodies Building Loan was originated on
      February 5, 2007, and has a principal balance as of the Cut-Off Date of
      $172,100,000. The Woodies Building Loan provides for interest only payments for the first five years of the loan term, and thereafter, monthly payments of principal and interest.

      The Woodies Building Loan has a remaining term of 119 months and matures on March 7, 2017. The Woodies Building Loan may be prepaid on or after
      January 7, 2017 and permits defeasance with United States government obligations beginning two years after the Closing Date.

o     THE BORROWERS. The borrowers are Jemal's Cayre Woodies L.L.C. ("JCW LLC"), and Jemal's Rich L.L.C., ("Jemal's Rich"), both special purpose bankruptcy remote entities. The ownership interest of JCW LLC consists of Jemroast
      Woodies Borrower, L.L.C. (94.5%), MN Woodies Manager Inc. (0.5%) and
      Woodies Holdings, L.L.C. (5%). As part of the renovation of 1025 F Street
      Property (also known as the Woodies Building), the sponsors were entitled to historic tax credits that were subsequently sold to Chevron TCI, Inc.
      ("Chevron"). As part of that transaction, Chevron maintains a 99.99%
      interest in Woodies Holdings, L.L.C., which is the master tenant under a net lease structure involving the Woodies Building. The ownership interest in Jemal's Rich consists of Douglas Jemal (80%), Norman Jemal (19%) and
      Jemal's Rich Manager Inc. (1%). Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the
      Woodies Building Loan. The sponsors of the loan are Douglas Jemal and
      Norman Jemal. Norman Jemal is the managing member of the sponsor entities.
      Douglas Jemal, Norman Jemal's father, is the owner and President of
      Douglas Development Corporation ("Douglas Development"). Douglas
      Development was formed in 1985 to acquire, renovate and manage commercial real estate projects located primarily in the Washington, D.C. area. Since then, Douglas Development has grown to include over 150 properties totaling approximately eight million square feet. Douglas Jemal was convicted of one count of wire fraud in a U.S. District Court in October
      2006 and is scheduled to be sentenced in April 2007. The Mortgage Loan
      Seller cannot assure you as to the effect of such conviction on the performance, financial condition or operations of the Mortgaged Property.
      For additional information, see "Risk Factors-Litigation and Other Matters
      Affecting the Mortgaged Property or Properties" in the Prospectus
      Supplement.

o     THE PROPERTY. The Mortgaged Property consists of two buildings: a ten story Class A office/retail building, located at 1025 F Street (the "1025
      F Street Property") and a smaller building, located at 1001 F Street (the
      "1001 F Street Property"), totaling approximately 484,180 square feet and situated on approximately 1.8 acres. The 1025 F Street Property was constructed in 1902 and the 1001 F Street Property was constructed in
      1887. The Mortgaged Property is located in Washington, D.C. As of January
      1, 2007, the Mortgaged Property securing the Woodies Building Loan was approximately 95.5% leased and 78.8% occupied. The difference is attributable to three tenants, Williams-Sonoma, Zara, and Madame
      Tussaud's, which have executed leases in place but have not yet taken occupancy.

      The largest tenant is the U.S. General Services Administration ("GSA")
      occupying 199,240 square feet, or approximately 41.1% of the net rentable area, on leases which expire between 2014 and 2016. The GSA agencies that are currently in occupancy are the Environmental Protection Agency and the
      Federal Bureau of Investigation. The second largest tenant is the National
      Endowment for Democracy ("NED") occupying approximately 49,216 square feet, or approximately 10.2% of the net rentable area, on a lease which expires in June 2016. NED is a private, non-profit organization created to strengthen democracy. NED makes hundreds of grants each year to support pro-democracy groups in Africa, Asia, Central and Eastern Europe, Latin
      America, the Middle East and the former Soviet Union. The third largest tenant is the Tribune Company ("TRB") occupying approximately 41,059 square feet, or approximately 8.5% of the net rentable area, on a lease which expires in December 2015. TRB operates businesses in publishing, interactive and broadcast media. TRB is the only media organization with newspapers, television stations and websites in the nation's three largest markets. As of March 15, 2007, TRB was rated "Ba1" by Moody's and "BB+" by
      S&P and Fitch.

o     LOCKBOX ACCOUNT. All tenants have been instructed to deposit monthly rents directly into a lender-controlled lockbox account.

o     MANAGEMENT. Douglas Development, a borrower affiliate, is the property manager for the Mortgaged Property securing the Woodies Building Loan.
      Douglas Development owns and manages a portfolio of approximately 150 properties, including more than eight million square feet of commercial and residential space in Maryland, Virginia and the District of Columbia.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       37

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              THE WOODIES BUILDING
--------------------------------------------------------------------------------

o     GROUND LEASE PURCHASE RESERVE. At origination, $2.1 million was held back for the purchase of the fee interest in the 1001 F Street Property
      ($210,000 of which is being held by the title insurance company), which is currently ground leased by one of the borrowers. The ground lessor has the right to offer the 1001 F Street Property to Jemal's Rich for purchase by delivering notice by October 5, 2007. If such notice is delivered to
      Jemal's Rich, then it must purchase the property for $2.1 million and such amounts will not be available to pay for tenant improvements or leasing commissions. If the ground lessor elects not to sell the fee interest in this property, then the $2.1 million reserve will be used to re-tenant the space. If the property is not purchased and for any reason the ground lease terminated, then the Madame Tussaud's lease at the1001 F Street property would terminate and Madame Tussaud's would have the right to terminate its lease at the 1025 F Street Property. In the event that the
      Madame Tussaud's lease at the 1025 F Street Property is terminated, a master lease from Douglas Jemal and Norman Jemal entered into at origination of the Woodies Building Loan would replicate the income stream from Madame Tussaud's as if that tenant had remained in place at the
      Mortgaged Property. See "Master Lease" below. Pursuant to the loan documents, Douglas Jemal will be required to maintain a minimum net worth of $300 million and a minimum liquidity of $10 million, and Norman Jemal will be required to maintain a minimum net worth of $200 million with no minimum liquidity provision.

      Jemal's Rich and the ground lessor are negotiating an amendment to the ground lease pursuant to which Jemal's Rich would be granted an option to purchase the fee simple interest in the 1001 F Street Property for $2.1 million. The closing for the purchase of the 1001 F Street Property pursuant to this option would be March 1, 2008. The ground lessor would have the right to elect to convey the 1001 F Street Property in two separate conveyances (a "Split Closing") with (a) an initial closing at which at least 40%, and not more than, 60% of the 1001 F Street Property would be conveyed to Jemal's Rich and a second closing (to occur not later than March 8, 2008) at which the remaining portion of the 1001 F Street
      Property would be conveyed. In the event of a Split Closing, Jemal's Rich and the ground lessor would be tenants-in-common as to the 1001 F Street
      Property after the initial closing and prior to the second closing, the ground lease would continue in full force and effect pending the second closing and the parties would each be entitled to a pro rata share of the ground rent. As additional consideration for the execution of the amendment to the ground lease, Jemal's Rich will be required to pay to the ground lessor $30,000 (to be paid at the time of closing of the sale of
      1001 F Street Property or pro rata in the event of a Split Sale) and the ground lessor will be required effective immediately to waive certain bonding requirements and its approval rights pursuant to the ground lease in connection with the proposed improvements, renovations and alterations to the 1001 F Street Property. There is no assurance that this amendment will be entered into between Jemal's Rich and the ground lessor. If no amendment is entered into, the ground lessor will have the right to offer the 1001 F Street Property to Jemal's Rich as described in the preceding paragraph.

o     MASTER LEASE. An affiliate of the borrowers, Woodies Holdings LLC, as landlord, entered into a master lease with sponsors Douglas Jemal and
      Normal Jemal, as master tenants. The master lease relates to tenant Madame
      Tussaud's space at the 1025 F Street Property (approximately 28,143 square feet and 5.8% of the NRA) and expires on January 25, 2027. Base rent is equal to the amount paid by tenant Madame Tussaud pursuant to its leases at both the 1001 F Street Property and the 1025 F Street Property. The
      master tenants receive a credit toward their rent obligations under the master lease to the extent Madame Tussauds (or any replacement tenant approved by the lender) makes rental payments pursuant to its leases at the Mortgaged Property. Annual base rent for lease years one through three is $700,000, for lease years four through seven is $770,000.00, for lease years eight through ten is $847,000.00, for lease years eleven through thirteen is $931,700.00, for lease years fourteen through sixteen is
      $1,024,560.00 and for the lease years seventeen through twenty is
      $1,127,356.00. The landlord is obligated to make any payments received under the master lease to the borrowers.

o     TI/LC RESERVE. At the beginning of the second year of the Mortgage Loan term and through the end of year seven, the borrowers are required deposit all excess cash flow (subject to percentage limitations set forth below)
      in a TI/LC Reserve account (such deposits referred to as the "Vacancy
      Reserve") to pay for tenant improvements and leasing commission costs associated with the rollover of then existing leases (resulting in vacant space), until the balance of the TI/LC Reserve reaches $15,000,000.
      Percentage limitations are as follows: (i) 50% of all excess cash flow in years two and three, (ii) 75% of all excess cash flow in years four and five and (iii) 100% of all excess cash flow in years six and seven.

o     EVERGREEN LETTER OF CREDIT. By the eighty-fourth payment date, the borrowers are required to post an evergreen letter of credit ("LOC") in an amount that will result in the sum of the total Vacancy Reserve and the
      LOC being equal to $15.0 million.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       38

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              THE WOODIES BUILDING
--------------------------------------------------------------------------------

o     PEW SWEEP RESERVE. One of the tenants at the Mortgaged Property, Pew
      Charitable Trust ("Pew"), has the one time right to terminate its lease effective January 31, 2012 with twelve months prior written notice.
      Pursuant to the related loan documents, in the event the tenant delivers such notice, all excess cash flow will be directed to a separate reserve, subject to a cap of $2,200,000. Funds in the reserve will be used solely for the approved leasing expenses in connection with the space demised under the Pew lease. Upon reletting the space and the full payment of tenant improvement and leasing commissions and receipt of a signed tenant estoppel, all excess funds in the reserve will be released to the borrowers.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       39

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       40

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               ALA MOANA PORTFOLIO
--------------------------------------------------------------------------------

                         [PHOTO OF ALA MOANA PORTFOLIO]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       41

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               ALA MOANA PORTFOLIO
--------------------------------------------------------------------------------

                          [MAP OF ALA MOANA PORTFOLIO]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       42

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               ALA MOANA PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                      CGMRC
CUT-OFF DATE BALANCE                                               $100,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    4.1%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                 GGP Limited Partnership
TYPE OF SECURITY                                              Fee and Leasehold
PARTIAL RELEASE(1)                                                          Yes
MORTGAGE RATE                                                          5.60275%
MATURITY DATE                                                 September 1, 2011
AMORTIZATION TYPE                                                 Interest-Only
INTEREST-ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                            60 / IO
REMAINING TERM / AMORTIZATION                                           53 / IO
LOCKBOX(2)                                                            Springing
SHADOW RATING (FITCH / MOODY'S)                                         A- / A3

UP-FRONT RESERVES                                  None

ONGOING ANNUAL RESERVES(3)
  TAX / INSURANCE                             Springing
  GROUND RENT                                 Springing
  REPLACEMENT                                 Springing
  TI / LC RESERVE                             Springing
ADDITIONAL FINANCING(4)                 Pari Passu Debt          $1,100,000,000
                                                 B-Note            $300,000,000

                                         ALA MOANA                ALA MOANA
                                         PORTFOLIO             PORTFOLIO LOAN
                                      NOTE A LOANS(5)          COMBINATION(5)
                                    -------------------       -----------------
CUT-OFF DATE BALANCE                  $1,200,000,000           $1,500,000,000
CUT-OFF DATE BALANCE / SF(6)               $603                     $754
CUT-OFF DATE LTV(6)                        51.5%                    64.4%
MATURITY DATE LTV(6)                       51.5%                    64.4%
UW DSCR ON NCF(6)(7)                       1.81x                    1.45x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                4
LOCATION                                                           Honolulu, HI
PROPERTY TYPE                                Retail -- Regional Mall and Office
SIZE (SF)                                                             1,989,759
OCCUPANCY AS OF JUNE 15, 2006 - JUNE 27, 2006                             95.8%
YEAR BUILT / YEAR RENOVATED                                             Various
APPRAISED VALUE                                                  $2,329,500,000
PROPERTY MANAGEMENT                                                Self Managed
UW ECONOMIC OCCUPANCY                                                     98.2%
UW REVENUES                                                        $161,818,908
UW TOTAL EXPENSES                                                   $38,279,942
UW NET OPERATING INCOME (NOI)                                      $123,538,966
UW NET CASH FLOW (NCF)(7)                                          $123,538,966
--------------------------------------------------------------------------------

(1)   Release of a portion of the Mortgaged Property is permitted as detailed further within the "Partial Release" paragraph found at the end of this
      Ala Moana Portfolio Loan section.

(2)   A lockbox may be instituted as detailed further within the "Lockbox
      Account" paragraph found at the end of this Ala Moana Portfolio Loan section.

(3)   Upon the occurrence and during the continuation of a "trigger event" with respect to the Ala Moana Portfolio Loan ("Ala Moana Trigger Event"), the
      Ala Moana Borrowers are required to escrow (a) 1/12 of estimated annual real estate taxes, insurance premiums, and ground rent monthly, (b)
      $41,664 monthly, subject to a cap of $499,976, into a Replacement Reserve, and (c) $110,987 monthly, subject to a cap of $1,331,845, into a TI/LC
      Reserve. An "Ala Moana Trigger Event" will be in effect upon (i) an event of default under the loan documents and until the cure of the event of default or (ii) the DSCR for a 12 consecutive month period falls below
      1.25x and until the DSCR is equal to or greater than 1.25x for a 12 consecutive month period.

(4)   Future mezzanine debt is permitted as detailed further within the "Future
      Mezzanine" paragraph found at the end of this Ala Moana Portfolio Loan section.

(5)   The total original financing amount of the Ala Moana Portfolio Properties is $1,500,000,000 (the "Ala Moana Portfolio Loan Combination") evidenced by multiple pari passu notes totaling $1,200,000,000 (the "Ala Moana
      Portfolio Note A Loans") and multiple junior companion notes totaling
      $300,000,000. One $100,000,000 pari passu note, evidencing the Ala Moana
      Portfolio Loan, is included in the trust. The remaining Ala Moana
      Portfolio Pari Passu Companion Loans and the Ala Moana Portfolio Junior
      Companion Loans (as defined herein) totaling $1,400,000,000 are not included in the trust fund. One $300,000,000 pari passu note was included in the securitization of the Deutsche Mortgage & Asset Receiving
      Corporation, CD 2006-CD3 Commercial Mortgage Pass-Through Certificates
      (the "CD 2006-CD3 Transaction"). One $96,000,000 pari passu note was included in the securitization of the Citigroup Commercial Mortgage
      Securities Inc., CGCMT 2006-C5 Commercial Mortgage Pass-Through
      Certificates (the "CGCMT 2006-C5 Transaction") and multiple Ala Moana
      Junior Companion Loans totaling $115,000,000 were included in the CGCMT
      2006-C5 Transaction and were sold through a private placement of the AMP certificates. One $200,000,000 pari passu note was included in the securitization of the CWCapital Commercial Funding Corp. COBALT Commercial
      Mortgage Pass-Through Certificates (the "COBALT 2006-C1 deal") and one
      $25,000,000 Ala Moana Portfolio junior companion note was included in the
      COBALT 2006-C1 deal and was sold through a private placement of the AMP-E
      Certificates. Two pari passu notes totaling $404,000,000 were included in the securitization of the Citigroup Commercial Mortgage Securities Inc.,
      CD 2007-CD4 Commercial Mortgage Pass-Through Certificates (the "CD
      2007-CD4 Transaction").

(6)   The Cut-Off Date Balance per square foot, Cut-Off Date LTV, Maturity Date
      LTV and UW DSCR on NCF used throughout the Prospectus Supplement were calculated based upon the aggregate indebtedness of the Ala Moana
      Portfolio Note A Loans.

(7)   UW DSCR on NCF and UW Net Cash Flow does not include any normalized leasing costs of capital expenditures. In addition, a $10,000,000 master lease provided by GGP Kapiolani Development L.L.C. was underwritten and included in the calculation of UW DSCR on NCF.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       43

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               ALA MOANA PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                            ALLOCATED
                           CUT-OFF DATE                  YEAR BUILT/   NET RENTABLE
PROPERTY NAME                BALANCE        LOCATION      RENOVATED      AREA (SF)
-----------------------------------------------------------------------------------

Ala Moana Center           $ 94,440,867   Honolulu, HI   1959/2004        1,606,435
Ala Moana Building            3,090,792   Honolulu, HI   1961/2004          199,362
Ala Moana Pacific Center      2,060,528   Honolulu, HI   1983/NAP           169,918
Ala Moana Plaza                 407,813   Honolulu, HI   1989/NAP            14,044
-----------------------------------------------------------------------------------
                           $100,000,000                                   1,989,759
-----------------------------------------------------------------------------------

                              ALA MOANA
                              PORTFOLIO                                    UNDERWRITTEN
PROPERTY NAME              NOTE A LOANS/SF   OCCUPANCY   APPRAISED VALUE   NET CASH FLOW
----------------------------------------------------------------------------------------

Ala Moana Center                $705           97.3%      $2,200,000,000    $116,671,271
Ala Moana Building              $186           89.2%          72,000,000       3,818,332
Ala Moana Pacific Center        $146           88.8%          48,000,000       2,545,555
Ala Moana Plaza                 $348          100.0%           9,500,000         503,808
----------------------------------------------------------------------------------------
                                $603           95.8%      $2,329,500,000    $123,538,966
----------------------------------------------------------------------------------------

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       44

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               ALA MOANA PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO TENANT INFORMATION:

-----------------------------------------------------------------------
                                  TENANT SUMMARY
-----------------------------------------------------------------------
                                                                NET
                                           RATINGS(1)         RENTABLE
TENANT                                  MOODY'S/S&P/FITCH    AREA (SF)
-----------------------------------------------------------------------

ANCHOR TENANTS -- ANCHOR OWNED
 Neiman Marcus, Inc. ................      B2/B+/CCC+          161,055
                                                             ---------
 TOTAL ANCHOR OWNED .................                          161,055
ANCHOR TENANTS -- COLLATERAL
 Sears (2) ..........................       NR/BB+/BB          341,199
 Macy's .............................     Baa1/BBB/BBB+        326,860
 Shirokiya ..........................       NR/NR/NR            53,515
 Old Navy ...........................    Baa3/BBB-/BBB-         33,221
 Longs Drugs ........................       NR/NR/NR            31,049
                                                             ---------
 TOTAL ANCHOR TENANTS ...............                          785,844
TOP 5 NON-ANCHOR TENANTS
 Barnes & Noble .....................       NR/NR/NR            30,758
 Banana Republic ....................    Baa3/BBB-/BBB-         22,639
 Kaiser Foundation Health ...........       NR/NR/NR            21,958
 Gap ................................    Baa3/BBB-/BBB-         21,894
 Foodland ...........................       NR/NR/NR            18,517
                                                             ---------
 TOTAL TOP 5 NON-ANCHOR TENANTS .....                          115,766

NON-MAJOR TENANTS ...................                        1,004,267
                                                             ---------
OCCUPIED COLLATERAL TOTAL ...........                        1,905,877
                                                             =========
VACANT SPACE ........................                           83,882
                                                             ---------
COLLATERAL TOTAL ....................                        1,989,759
                                                             =========
PROPERTY TOTAL ......................                        2,150,814
                                                             =========
----------------------------------------------------------------------------------

                                         % OF NET                              % OF TOTAL
                                          RENTABLE   BASE RENT   ANNUAL BASE   ANNUAL BASE         LEASE
TENANT                                      AREA        PSF         RENT          RENT           EXPIRATION
---------------------------------------------------------------------------------------------------------------

ANCHOR TENANTS -- ANCHOR OWNED
 Neiman Marcus, Inc. ................                     ANCHOR OWNED-NOT PART OF COLLATERAL
 TOTAL ANCHOR OWNED .................
ANCHOR TENANTS -- COLLATERAL
 Sears (2) ..........................      17.1%      $ 0.00     $         0       0.0%         August 2009
 Macy's .............................      16.4       $ 6.65       2,173,380       2.4         December 2015
 Shirokiya ..........................       2.7       $29.71       1,589,748       1.8          January 2020
 Old Navy ...........................       1.7       $25.16         835,908       0.9          January 2011
 Longs Drugs ........................       1.6       $38.47       1,194,456       1.3          January 2011
                                          -----                  -----------     -----
 TOTAL ANCHOR TENANTS ...............      39.5%      $ 7.37     $ 5,793,492       6.5%
TOP 5 NON-ANCHOR TENANTS
 Barnes & Noble .....................       1.5%      $12.89     $   396,564       0.4%         January 2016
 Banana Republic ....................       1.1       $80.22       1,816,176       2.0          January 2009
 Kaiser Foundation Health ...........       1.1       $17.52         384,708       0.4       Multiple Spaces(3)
 Gap ................................       1.1       $78.42       1,717,008       1.9          January 2009
 Foodland ...........................       0.9       $33.50         620,328       0.7          January 2015
                                          -----                  -----------     -----
 TOTAL TOP 5 NON-ANCHOR TENANTS .....       5.8%      $42.63     $ 4,934,784       5.5%

NON-MAJOR TENANTS ...................      50.5       $78.40      78,730,694      88.0
                                          -----                  -----------     -----
OCCUPIED COLLATERAL TOTAL ...........      95.8%      $46.94     $89,458,970     100.0%
                                          =====                  ===========     =====
VACANT SPACE ........................       4.2
                                          -----
COLLATERAL TOTAL ....................     100.0%
                                          =====
PROPERTY TOTAL ......................
---------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Sears does not pay base rent but is responsible for CAM reimbursements and percentage rent. Per the June 27, 2006 rent roll, Sears pays $4.48 per square foot for CAM reimbursements. Pursuant to the Sears lease,
      Sears currently pays 1.5% of net sales less real estate tax reimbursements.

(3)   Kaiser Foundation Health occupies two spaces, each containing 10,979 square feet. One space expires in December 2007 and the other space expires in June 2011.

-------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------------
              # OF LEASES        WA BASE       TOTAL SF    % OF TOTAL    CUMULATIVE % OF     % OF BASE       CUMULATIVE % OF
   YEAR        EXPIRING     RENT/SF EXPIRING   EXPIRING   SF EXPIRING*    SF EXPIRING*     RENT EXPIRING*   BASE RENT EXPIRING*
-------------------------------------------------------------------------------------------------------------------------------

    MTM           37             $40.38         39,682        2.0%             2.0%             1.8%                1.8%
   2007           42             $43.88         65,161        3.3%             5.3%             3.2%                5.0%
   2008           60             $54.99        112,171        5.6%            10.9%             6.9%               11.9%
   2009           60             $26.01        532,640       26.8%            37.7%            15.5%               27.4%
   2010           49             $89.74        130,917        6.6%            44.3%            13.1%               40.5%
   2011           38             $57.66        140,371        7.1%            51.3%             9.1%               49.6%
   2012           39             $83.71         70,319        3.5%            54.8%             6.6%               56.1%
   2013           33             $85.28         63,280        3.2%            58.0%             6.0%               62.2%
   2014           32             $98.63         72,901        3.7%            61.7%             8.0%               70.2%
   2015           42             $33.81        476,178       23.9%            85.6%            18.0%               88.2%
   2016           15             $82.20         74,027        3.7%            89.3%             6.8%               95.0%
   2017            5             $45.88         33,616        1.7%            91.0%             1.7%               96.7%
Thereafter         5             $31.04         94,614        4.8%            95.8%             3.3%              100.0%
  Vacant           0                 NA         83,882        4.2%           100.0%             0.0%              100.0%
-------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       45

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               ALA MOANA PORTFOLIO
--------------------------------------------------------------------------------

ALA MOANA CENTER

------------------------------------------------------------------------
                                  TENANT SUMMARY
------------------------------------------------------------------------
                                                               NET
                                           RATINGS(1)        RENTABLE
TENANT                                  MOODY'S/S&P/FITCH   AREA (SF)
------------------------------------------------------------------------

ANCHOR TENANTS -- ANCHOR OWNED
 Neiman Marcus, Inc. ................      B2/B+/CCC+          161,055
                                                             ---------
 TOTAL ANCHOR OWNED .................                          161,055
ANCHOR TENANTS -- COLLATERAL
 Sears(2) ...........................       NR/BB+/BB          341,199
 Macy's .............................     Baa1/BBB/BBB+        326,860
 Shirokiya ..........................       NR/NR/NR            53,515
 Old Navy ...........................    Baa3/BBB-/BBB-         33,221
 Longs Drugs ........................       NR/NR/NR            31,049
                                                             ---------
 TOTAL ANCHOR TENANTS ...............                          785,844
TOP 5 NON-ANCHOR TENANTS
 Barnes & Noble .....................       NR/NR/NR            30,758
 Banana Republic ....................    Baa3/BBB-/BBB-         22,639
 Gap ................................    Baa3/BBB-/BBB-         21,894
 Foodland ...........................       NR/NR/NR            18,517
 Foot Locker ........................      Ba1/BB+/NR           14,364
                                                             ---------
 TOTAL TOP 5 NON-ANCHOR TENANTS .....                          108,172
NON-MAJOR TENANTS ...................                          669,160
                                                             ---------
OCCUPIED COLLATERAL TOTAL ...........                        1,563,176
                                                             =========
VACANT SPACE ........................                           43,259
                                                             ---------
COLLATERAL TOTAL ....................                        1,606,435
                                                             =========
PROPERTY TOTAL ......................                        1,767,490
                                                             =========
------------------------------------------------------------------------

                                       % OF NET                             % OF TOTAL
                                       RENTABLE     BASE        ANNUAL        ANNUAL            LEASE
TENANT                                   AREA     RENT PSF    BASE RENT      BASE RENT        EXPIRATION
---------------------------------------------------------------------------------------------------------

ANCHOR TENANTS -- ANCHOR OWNED
 Neiman Marcus, Inc. ................                ANCHOR OWNED - NOT PART OF COLLATERAL
 TOTAL ANCHOR OWNED .................
ANCHOR TENANTS -- COLLATERAL
 Sears(2) ...........................   21.2%     $  0.00    $         0        0.0%         August 2009
 Macy's .............................   20.3      $  6.65      2,173,380        2.7         December 2015
 Shirokiya ..........................    3.3      $ 29.71      1,589,748        2.0          January 2020
 Old Navy ...........................    2.1      $ 25.16        835,908        1.0          January 2011
 Longs Drugs ........................    1.9      $ 38.47      1,194,456        1.5          January 2011
                                       -----                 -----------      -----
 TOTAL ANCHOR TENANTS ...............   48.9%     $  7.37    $ 5,793,492        7.2%
TOP 5 NON-ANCHOR TENANTS
 Barnes & Noble .....................    1.9%     $ 12.89    $   396,564        0.5%         January 2016
 Banana Republic ....................    1.4      $ 80.22      1,816,176        2.3          January 2009
 Gap ................................    1.4      $ 78.42      1,717,008        2.1          January 2009
 Foodland ...........................    1.2      $ 33.50        620,328        0.8          January 2015
 Foot Locker ........................    0.9      $100.00      1,436,400        1.8          January 2009
                                       -----                 -----------      -----
 TOTAL TOP 5 NON-ANCHOR TENANTS .....    6.7%     $ 55.34    $ 5,986,476        7.5%
NON-MAJOR TENANTS ...................   41.7                  68,394,684       85.3
                                       -----                 -----------      -----
OCCUPIED COLLATERAL TOTAL ...........   97.3%                $80,174,652      100.0%
                                       =====                 ===========      =====
VACANT SPACE ........................    2.7
                                       -----
COLLATERAL TOTAL ....................  100.0%
                                       =====
PROPERTY TOTAL ......................
---------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Sears does not pay base rent but is responsible for CAM reimbursements and percentage rent. Per the June 27, 2006 rent roll, Sears pays $4.48 per square foot for CAM reimbursements. Pursuant to the Sears lease, Sears currently pays 1.5% of net sales less real estate tax reimbursements.

-------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------------
              # OF LEASES       WA BASE        TOTAL SF    % OF TOTAL    CUMULATIVE % OF     % OF BASE       CUMULATIVE % OF
   YEAR        EXPIRING     RENT/SF EXPIRING   EXPIRING   SF EXPIRING*     SF EXPIRING*    RENT EXPIRING*   BASE RENT EXPIRING*
-------------------------------------------------------------------------------------------------------------------------------

    MTM           10            $ 54.58         18,901        1.2%             1.2%             1.3%                1.3%
   2007           17            $ 97.98         18,101        1.1%             2.3%             2.2%                3.5%
   2008           25            $ 86.57         58,015        3.6%             5.9%             6.3%                9.8%
   2009           35            $ 26.14        484,747       30.2%            36.1%            15.8%               25.6%
   2010           27            $117.65         89,189        5.6%            41.6%            13.1%               38.7%
   2011           20            $ 71.03        101,673        6.3%            48.0%             9.0%               47.7%
   2012           22            $119.99         42,207        2.6%            50.6%             6.3%               54.0%
   2013           27            $ 93.63         55,546        3.5%            54.1%             6.5%               60.5%
   2014           27            $109.65         62,079        3.9%            57.9%             8.5%               69.0%
   2015           33            $ 33.88        466,861       29.1%            87.0%            19.7%               88.7%
   2016           13            $ 83.45         72,168        4.5%            91.5%             7.5%               96.2%
   2017            3            $ 50.59         17,275        1.1%            92.6%             1.1%               97.8%
Thereafter         4            $ 28.43         76,414        4.8%            97.3%             2.7%              100.0%
  Vacant           0                 NA         43,259        2.7%           100.0%             0.0%              100.0%
-------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       46

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               ALA MOANA PORTFOLIO
--------------------------------------------------------------------------------

ALA MOANA BUILDING

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                             NET      % OF NET    BASE                 % OF TOTAL
                                           RATINGS        RENTABLE    RENTABLE    RENT      ANNUAL       ANNUAL          LEASE
TENANT                                MOODY'S/S&P/FITCH   AREA (SF)     AREA      PSF     BASE RENT    BASE RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
 Kaiser Foundation Health .........       NR/NR/NR         21,958       11.0%    $17.52   $  384,708      7.8%      Multiple Spaces*
 Bank of Hawaii ...................       NR/NR/NR         18,200        9.1     $42.00      764,328     15.4         March 2026
 Kapiolani Health .................       NR/NR/NR         10,979        5.5     $19.80      217,380      4.4        February 2009
 DPRA .............................       NR/NR/NR          3,386        1.7     $15.00       50,796      1.0        January 2010
 Anbe Aruga & Ishizu Arc ..........       NR/NR/NR          2,912        1.5     $19.92       58,008      1.2        December 2006
                                                          -------      -----              ----------    -----
 TOTAL MAJOR TENANTS ..............                        57,435       28.8%    $25.69   $1,475,220     29.7%
Non-Major Tenants .................                       120,305       60.3     $28.98    3,486,073     70.3
                                                          -------      -----              ----------    -----
Occupied Total ....................                       177,740       89.2%    $27.91   $4,961,293    100.0%
                                                                                          ==========    =====
Vacant Space ......................                        21,622       10.8
                                                          -------      -----
Property Total ....................                       199,362      100.0%
                                                          =======      =====
------------------------------------------------------------------------------------------------------------------------------------

*     Kaiser Foundation Health occupies two spaces, each containing 10,979 square feet. One space expires in December 2007 and the other space expires in June 2011.

-------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------------
              # OF LEASES       WA BASE        TOTAL SF   % OF TOTAL     CUMULATIVE % OF     % OF BASE       CUMULATIVE % OF
   YEAR        EXPIRING     RENT/SF EXPIRING   EXPIRING   SF EXPIRING*    SF EXPIRING*     RENT EXPIRING*   BASE RENT EXPIRING*
-------------------------------------------------------------------------------------------------------------------------------

    MTM           20             $27.75         17,171        8.6%             8.6%             9.6%                9.6%
   2007           15             $22.49         24,587       12.3%            20.9%            11.1%               20.8%
   2008           24             $28.70         20,815       10.4%            31.4%            12.0%               32.8%
   2009           16             $24.12         21,981       11.0%            42.4%            10.7%               43.5%
   2010           14             $24.18         16,573        8.3%            50.7%             8.1%               51.6%
   2011           12             $22.60         21,142       10.6%            61.3%             9.6%               61.2%
   2012           14             $31.33         17,194        8.6%            70.0%            10.9%               72.0%
   2013            4             $27.01          4,161        2.1%            72.0%             2.3%               74.3%
   2014            3             $36.13          5,919        3.0%            75.0%             4.3%               78.6%
   2015            7             $28.98          6,896        3.5%            78.5%             4.0%               82.7%
   2016            2             $33.52          1,859        0.9%            79.4%             1.3%               83.9%
   2017            1             $27.60          1,242        0.6%            80.0%             0.7%               84.6%
Thereafter         1             $42.00         18,200        9.1%            89.2%            15.4%              100.0%
  Vacant           0                 NA         21,622       10.8%           100.0%             0.0%              100.0%
-------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       47

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               ALA MOANA PORTFOLIO
--------------------------------------------------------------------------------

ALA MOANA PACIFIC CENTER

-----------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                            NET       % OF NET    BASE                 % OF TOTAL
                                           RATINGS        RENTABLE    RENTABLE    RENT      ANNUAL       ANNUAL          LEASE
TENANT                                MOODY'S/S&P/FITCH   AREA (SF)     AREA      PSF     BASE RENT    BASE RENT      EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
 Data House Holding Corp ..........       NR/NR/NR         18,024       10.6%    $16.80   $  302,796      8.3%         June 2008
 Social Security Administration ...       NR/NR/NR         15,099        8.9     $42.00      634,158     17.3          July 2017
 Ameriprise Financial SE ..........       NR/NR/NR         10,126        6.0     $21.60      218,724      6.0        December 2007
 Suite 1100 L.L.C. ................       NR/NR/NR          7,595        4.5     $24.60      186,840      5.1        January 2011
 Century Insurance, Inc. ..........       NR/NR/NR          6,896        4.1     $18.00      124,128      3.4        February 2011
                                                          -------      -----              ----------    -----
 TOTAL MAJOR TENANTS ..............                        57,740       34.0%    $25.40   $1,466,646     40.1%
NON--MAJOR TENANTS ................                        93,177       54.8     $23.54    2,193,163     59.9
                                                          -------      -----              ----------    -----
OCCUPIED TOTAL ....................                       150,917       88.8%    $24.25   $3,659,809    100.0%
                                                                                          ==========    =====
VACANT SPACE ......................                        19,001       11.2
                                                          -------      -----
PROPERTY TOTAL ....................                       169,918      100.0%
                                                          =======      =====
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------------
              # OF LEASES       WA BASE        TOTAL SF   % OF TOTAL     CUMULATIVE % OF     % OF BASE       CUMULATIVE % OF
   YEAR        EXPIRING     RENT/SF EXPIRING   EXPIRING   SF EXPIRING*    SF EXPIRING*     RENT EXPIRING*   BASE RENT EXPIRING*
-------------------------------------------------------------------------------------------------------------------------------

    MTM            6             $26.08          3,610        2.1%             2.1%             2.6%                2.6%
   2007            9             $24.16         22,054       13.0%            15.1%            14.6%               17.1%
   2008           10             $15.52         32,437       19.1%            34.2%            13.8%               30.9%
   2009            8             $22.54         22,832       13.4%            47.6%            14.1%               45.0%
   2010            6             $25.89         15,981        9.4%            57.0%            11.3%               56.3%
   2011            6             $22.42         17,556       10.3%            67.4%            10.8%               67.0%
   2012            3             $25.94         10,918        6.4%            73.8%             7.7%               74.8%
   2013            2             $23.35          3,573        2.1%            75.9%             2.3%               77.0%
   2014            2             $31.88          5,322        3.1%            79.0%             4.6%               81.7%
   2015            1             $24.00          1,535        0.9%            79.9%             1.0%               82.7%
   2016            0             $ 0.00              0        0.0%            79.9%             0.0%               82.7%
   2017            1             $42.00         15,099        8.9%            88.8%            17.3%              100.0%
Thereafter         0             $ 0.00              0        0.0%            88.8%             0.0%              100.0%
  Vacant           0                 NA         19,001       11.2%           100.0%             0.0%              100.0%
-------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       48

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               ALA MOANA PORTFOLIO
--------------------------------------------------------------------------------

ALA MOANA PLAZA

-----------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                            NET       % OF NET    BASE                 % OF TOTAL
                                          RATINGS*        RENTABLE    RENTABLE    RENT      ANNUAL       ANNUAL          LEASE
TENANT                                MOODY'S/S&P/FITCH   AREA (SF)     AREA      PSF     BASE RENT    BASE RENT      EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
 Blockbuster ......................       NR/B-/NR          6,052       43.1%   $40.18    $243,180       36.7%        March 2010
 I Love Country Cafe ..............       NR/NR/NR          3,122       22.2    $63.00     196,692       29.7        December 2010
 Payless Shoesource ...............      NR/BB-/NR          3,080       21.9    $44.09     135,792       20.5         August 2009
 Abbe Brewster Cafe ...............       NR/NR/NR            904        6.4    $49.81      45,024        6.8        February 2008
 Taiyo Noodles Corp. ..............       NR/NR/NR            886        6.3    $48.00      42,528        6.4        October 2015
                                                           ------      -----              --------      -----
 TOTAL MAJOR TENANTS ..............                        14,044      100.0%   $47.22    $663,216      100.0%
NON-MAJOR TENANTS .................                             0        0.0    $ 0.00           0        0.0
                                                           ------      -----              --------      -----
OCCUPIED TOTAL ....................                        14,044      100.0%   $47.22    $663,216      100.0%
                                                                                          ========      =====
VACANT SPACE ......................                             0        0.0
                                                           ------      -----
PROPERTY TOTAL ....................                        14,044      100.0%
                                                           ======      =====
-----------------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent company whether or not the parent guarantees the lease.

-------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------------
              # OF LEASES       WA BASE        TOTAL SF   % OF TOTAL     CUMULATIVE % OF     % OF BASE       CUMULATIVE % OF
   YEAR        EXPIRING     RENT/SF EXPIRING   EXPIRING   SF EXPIRING*    SF EXPIRING*     RENT EXPIRING*   BASE RENT EXPIRING*
-------------------------------------------------------------------------------------------------------------------------------

    MTM            0             $ 0.00              0        0.0%             0.0%             0.0%                0.0%
   2007            0             $ 0.00              0        0.0%             0.0%             0.0%                0.0%
   2008            1             $49.81            904        6.4%             6.4%             6.8%                6.8%
   2009            1             $44.09          3,080       21.9%            28.4%            20.5%               27.3%
   2010            2             $47.95          9,174       65.3%            93.7%            66.3%               93.6%
   2011            0             $ 0.00              0        0.0%            93.7%             0.0%               93.6%
   2012            0             $ 0.00              0        0.0%            93.7%             0.0%               93.6%
   2013            0             $ 0.00              0        0.0%            93.7%             0.0%               93.6%
   2014            0             $ 0.00              0        0.0%            93.7%             0.0%               93.6%
   2015            1             $48.00            886        6.3%           100.0%             6.4%              100.0%
   2016            0             $ 0.00              0        0.0%           100.0%             0.0%              100.0%
   2017            0             $ 0.00              0        0.0%           100.0%             0.0%              100.0%
Thereafter         0             $ 0.00              0        0.0%           100.0%             0.0%              100.0%
  Vacant           0                 NA              0        0.0%           100.0%             0.0%              100.0%
-------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       49

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               ALA MOANA PORTFOLIO
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Ala Moana Portfolio Loan") is secured by a first lien fee and leasehold interest in four properties, a regional mall, two office buildings and a retail property located in Honolulu,
      Hawaii. The Ala Moana Portfolio Loan represents approximately 4.1% of the
      Cut-Off Date Pool Balance. The Ala Moana Portfolio Loan was originated on
      August 14, 2006 and has a principal balance as of the Cut-Off Date of
      $100,000,000. The Ala Moana Portfolio Loan, which is evidenced by a pari passu note is a portion of a loan combination with an original aggregate principal balance of $1,500,000,000. The other loans related to the Ala
      Moana Portfolio Loan are evidenced by multiple separate notes (the "Ala
      Moana Portfolio Pari Passu Companion Loans" and the "Ala Moana Portfolio
      Junior Companion Loans" with original principal balances of $1,100,000,000 and $300,000,000, respectively and, together with the Ala Moana Portfolio
      Loan, the "Ala Moana Portfolio Loan Combination"). The Ala Moana Portfolio
      Pari Passu Companion Loans and the Ala Moana Portfolio Junior Companion
      Loans will not be assets of the Trust Fund. The Ala Moana Portfolio Loan, the Ala Moana Portfolio Pari Passu Companion Loans and the Ala Moana
      Portfolio Junior Companion Loans are governed by co-lender and servicing agreements and will be serviced pursuant to the terms of the pooling and servicing agreement for the Series CD 2006-CD3 Transaction as defined in
      "DESCRIPTION OF THE MORTGAGE POOL--Split Loan Structure" in the Prospectus
      Supplement.

      The Ala Moana Portfolio Loan has a remaining term of 53 months and matures on September 1, 2011. The Ala Moana Portfolio Loan may be prepaid on or after January 1, 2011, and permits defeasance with United States government obligations beginning the earliest of (i) August 14, 2009, and
      (ii) two years after the last securitization of one of the Ala Moana
      Portfolio Pari Passu Companion Loans.

o     THE BORROWERS. The borrowers are GGP Ala Moana, L.L.C. and GGP Kapiolani
      Development, L.L.C. (together, the "Ala Moana Borrowers"), each a special purpose entity. Legal counsel to the borrower delivered a
      non-consolidation opinion in connection with the origination of the Ala
      Moana Portfolio Loan. The sponsor is GGP Limited Partnership ("GGPLP"), a subsidiary of General Growth Properties, Inc. ("GGP"), a publicly traded real estate investment trust. GGP and its predecessor companies have been in the shopping center business as a buyer, seller, developer, and manager of real estate since 1954. As one of the largest regional mall REITs, GGP owns, develops, operates and/or manages shopping malls in over 40 states.
      GGP also is one of the largest third-party managers for owners of regional malls and is headquartered in Chicago, Illinois. As of November 9, 2006,
      GGP was rated "Ba2" (Moody's), "BBB-" (S&P) and "BB" (Fitch) and had a
      market capitalization of $11.21 billion.

o     THE PROPERTIES. The Mortgaged Properties total approximately 1,989,759 square feet, consisting of a 1,606,435 square foot three and four story open-air regional mall (the "Ala Moana Center"), a 199,362 square foot
      22-story office building (the "Ala Moana Building"), a 169,918 square foot
      18-story office building (the "Ala Moana Pacific Center"), and a 14,044 square foot single story retail center (the "Ala Moana Plaza"), all situated on approximately 60.9 acres. As of June 2006, the occupancy rate for the Mortgaged Properties securing the Ala Moana Portfolio Loan was approximately 95.8%.

      The largest tenant is Federated Departments Stores, Inc. ("Macy's")
      occupying approximately 341,959 square feet, or approximately 17.2% of the net rentable area. Macy's, a retail organization, operates department and retail stores. As of June 6, 2006, the company operated approximately 850 retail stores in 45 states, the District of Columbia, Guam, and Puerto
      Rico under the names of Macy's, Bloomingdale's, Famous-Barr, Filene's,
      Foley's, Hecht's, Kaufmann's, L.S. Ayres, Marshall Field's, Meier & Frank,
      Robinsons-May, Strawbridge's, and The Jones Store. As of November 9, 2006,
      Macy's was rated "Baa1" (Moody's), "BBB" (S&P) and "BBB+" (Fitch). The
      Macy's lease expires in December 2015. The second largest tenant is Sears
      Holding Corporation ("Sears") occupying approximately 341,199 square feet, or approximately 17.2% of the net rentable area. As of November 9, 2006,
      Sears was rated "BB+" (S&P) and "BB" (Fitch). Sears operates as a retailer in the United States and Canada. The company operates through three segments: Kmart, Sears Domestic, and Sears Canada. As of May 18, 2006, the
      company operated 3,800 full-line and specialty retail stores in the United
      States and Canada. Sears Holdings was founded in 1899 is headquartered in
      Hoffman Estates, Illinois. The Sears lease expires in August 2009. The third largest tenant is Shirokiya occupying approximately 53,515 square feet, or approximately 2.7% of the net rentable area. Shirokiya is a locally owned department store. The Shirokiya lease expires in January
      2020.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       50

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               ALA MOANA PORTFOLIO
--------------------------------------------------------------------------------

o     LOCKBOX ACCOUNT. All rents are required to be deposited into a lockbox under the control of lender and are to be swept daily into the Ala Moana
      Borrowers' account. Following the occurrence and continuance of a "trigger event" with respect to the Ala Moana Portfolio Loan (the "Ala Moana
      Trigger Event"), funds in the lockbox will be transferred daily to the cash collateral account under the control of lender and applied pursuant to the cash management agreement. Upon the cure of the trigger event, funds will again be swept daily from the lockbox to the Ala Moana
      Borrowers' account. An Ala Moana Trigger Event means the occurrence of (i)
      an event of default under the Ala Moana Portfolio Loan or (ii) the date on which the DSC ratio (based on the Ala Moana Portfolio Loan Combination and any permitted mezzanine debt) for the preceding twelve (12) consecutive months is less than 1.25x. A trigger event will continue until the applicable event of default is cured or waived or until the date on which the DSC ratio equals or exceeds 1.25x for the twelve (12) consecutive months period then ending.

o     CURRENT SUBORDINATE INDEBTEDNESS. The Ala Moana Portfolio Junior Companion
      Loans, totaling $300,000,000, which are subordinate to the Ala Moana
      Portfolio Loan and the Ala Moana Portfolio Pari Passu Companion Loans, are
      also secured by the first mortgage encumbering the Ala Moana Portfolio
      Properties. The Ala Moana Borrowers are also the makers of the Ala Moana
      Portfolio Junior Companion Loans. The maturity date for the Ala Moana
      Portfolio Junior Companion Loans is the same as the Ala Moana Portfolio
      Loan. Currently, there is no mezzanine indebtedness.

      In addition, the Ala Moana Borrowers are permitted to incur trade and operational debt which is unsecured in an aggregate amount not to exceed
      $112,500,000.

o     FUTURE MEZZANINE DEBT. Persons holding direct or indirect interests in the
      Ala Moana Borrowers are permitted to obtain mezzanine financing secured by ownership interests in the Ala Moana Borrowers, subject to, among other conditions: (i) a maximum LTV ratio (based on the aggregate balances of the Ala Moana Portfolio Loan Combination and the mezzanine debt) of 64.5%;
      (ii) if the mezzanine debt bears interest at a floating rate, the maintenance of an interest rate cap agreement during the term of the mezzanine loan with a fixed strike price that results in a debt service coverage ratio (based on the aggregate debt service payments on a 30-year amortization schedule under the Ala Moana Portfolio Loan Combination and the mezzanine debt) of no less than 1.45x; (iii) if the mezzanine debt bears interest at a fixed rate, evidence that the anticipated DSC ratio
      (calculated on the aggregate balances of the Ala Moana Portfolio Loan
      Combination and the permitted mezzanine debt) will be no less than 1.45x
      (assuming for such calculation the DSC ratio will include an assumed amortization payment by borrower based on a 30-year amortization schedule); (iv) the DSC ratio (based on the aggregate debt service payments under the Ala Moana Portfolio Loan Combination and the mezzanine debt) immediately following the closing of the mezzanine debt will not be less than 1.45x (with the interest rate for any portion of the mezzanine debt that bears interest at a floating rate calculated using the strike price referred to in clause (ii) above); (v) rating agency confirmation;
      and (vi) an intercreditor agreement in form and substance acceptable to the rating agencies and reasonably acceptable to the mortgage lender.

o     FUTURE SUBORDINATE INDEBTEDNESS. The holders of indirect ownership in the
      Ala Moana Borrowers are permitted to pledge their interest as a security for additional debt, provided that, among other things, the following conditions are satisfied: (i) no event of default under the Ala Moana
      Portfolio Loan has occurred and is continuing, (ii) the pledge is to a
      "qualified pledgee", (iii) delivery of a substantive non-consolidation opinion reasonably acceptable to the lender and the rating agencies, and
      (iv) in the event the property manager of the Mortgaged Properties will change in connection with the pledge, the replacement property manager must meet the conditions of a qualifying manager set forth in the related loan documents. Pledges of equity to or from affiliates of the Ala Moana
      Borrowers are also permitted.

      A "qualified pledgee" generally means one or more institutional entities that (A) (i) has total assets (in name or under management) in excess of
      $650,000,000, and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity of
      $250,000,000; and (ii) is regularly engaged in the business of making or owning commercial real estate loans or commercial loans secured by a pledge of interests in a mortgage borrower or owning and operating commercial mortgage properties; or (B) an entity for which the Ala Moana
      Borrowers have obtained lender approval or after a securitization, rating agency confirmation.

o     GUARANTY/INDEMNITY. GGPLP executed a guaranty of payment as additional security for the Ala Moana Portfolio Loan under which the maximum amount of GGPLP's guaranteed obligations is $400,000,000 ($35,000,000 of which constitutes pre-event of default, a sublimit Guaranty of capital repair/
      replacement costs and leasing commissions, tenant improvement

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       51

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               ALA MOANA PORTFOLIO
--------------------------------------------------------------------------------

      costs and other leasing costs) but after an event of default, $400,000,000 constitutes a guaranty of principal and interest. Also, GGPLP entered into an indemnity agreement whereby GGPLP agreed to indemnify the lender against the failure by the Ala Moana Borrowers to pay for unfunded tenant allowances, which equaled $2,803,215 as of loan origination. Lastly, GGPLP executed a $140,000,000 guaranty of payment with regard to the expansion space improvements (collectively, the "Guaranteed Obligations"). GGPLP's obligations under the $400,000,000 guaranty of payment will terminate upon the earlier of (i) repayment of the Ala Moana Portfolio Loan in full or
      (ii) defeasance of the Ala Moana Portfolio Loan. GGPLP's obligations under the indemnity will terminate upon the earliest of (i) payment in full of the Ala Moana Portfolio Loan, (ii) defeasance of the Ala Moana Portfolio
      Loan, or (iii) the unfunded tenant allowances are equal to or less than
      $1,000,000. GGPLP's obligations under the guaranty with regard to the expansion space will terminate upon the earlier of (i) payment in full of the Ala Moana Portfolio Loan, (ii) defeasance of the Ala Moana Portfolio
      Loan or (iii) upon the date the Qualifying Base Rent (as defined herein)
      from occupancy tenants equals or exceeds $10,000,000. GGPLP's obligations under the guaranty with respect to the expansion space will be reduced by an amount equal to $14 for each $1 of Qualifying Base Rent under lease with occupancy tenants and $14 for each $1 of rent paid under the master lease. An event of default under the $400,000,000 guaranty of payment and the guaranty regarding the expansion space will occur, if at any time, when the net worth of GGPLP falls below $5,000,000,000 and GGPLP does not post a letter of credit in an amount equal to the then outstanding
      Guaranteed Obligations.

o     MASTER LEASE. GGP Kapiolani Development L.L.C. executed a master lease with GGPLP with regard to certain leasable area which is currently under construction or which is subject to leases out for signature (the
      "Expansion Space"). The master lease will continue until the earlier of
      (i) the date on which the entire Expansion Space has been relet, (ii) the date that the Ala Moana Portfolio Loan has been paid in full, (iii) August
      1, 2011 or (iv) the date on which annual percentage rent paid pursuant to the Nordstrom lease and annual rent payable pursuant to the in-line retail leases applicable to the Expansion Space (the "Qualifying Base Rent")
      equals or exceeds $10,000,000 per annum. If the lease is terminated by reference to the above clause (iii), the parties will agree to extend the term of the master lease for a period of at least 60 days commencing
      August 1, 2011. No rent is payable under the master lease until the occurrence of a trigger event. Upon the occurrence of a trigger event,
      GGPLP will be required to pay a master lease base rent of up to
      $10,000,000 per annum (subject to termination or reduction as described below) upon occurrence of a trigger event. If the lease is terminated by reference to the above clause (iv), base rent of $10,000,000 will not be required. The master lease base rent payable by GGPLP will be reduced by
      $1 for each $1 of Qualifying Base Rent.

o     PARTIAL RELEASE. The Ala Moana Borrowers have the right to release one or more parcels or outlots and a multi-level parking garage (the "Parking
      Garage") which may be constructed in the future by the Ala Moana
      Borrowers, (each a "Release Parcel") from the lien of the mortgage subject to the satisfaction of certain conditions, which include, but are not limited to: (i) no event of default has occurred and is continuing (ii) in the event of securitization, the rating agencies shall have confirmed that the release will not result in a downgrade, withdrawal or qualification of the then current rating assigned to any class of securities by the rating agencies; (iii) the release parcel shall be vacant, non-income producing and unimproved (unless this requirement is waived by the rating agencies)
      (or improved only by landscaping, utility facilities that are readily relocatable or surface parking areas provided that this condition shall not apply to the Parking Garage); (iv) Ala Moana Borrowers deliver to lender evidence which would be satisfactory to a prudent lender acting reasonably that the release parcel is not necessary for the Ala Moana
      Borrowers operation or use of the Mortgaged Properties for its then current use and may be readily separated from the Mortgaged Properties without a material diminution in the value of the Ala Moana Pool
      Properties provided that this condition will not apply to the Parking
      Garage if the Ala Moana Borrowers retain an easement for parking in the
      Parking Garage sufficient to comply with the terms of the loan agreement.

      The Ala Moana Borrowers also have the right to obtain a release of one or more anchor parcels that the borrower acquires after the origination of the Ala Moana Loan (each, an "Acquired Anchor Parcel") from the lien of the mortgage subject to the satisfaction of certain conditions, which include: (i) no event of default has occurred and is continuing and (ii)
      the Ala Moana Borrowers deliver to the lender any other information, approvals and documents that would be required by a prudent lender acting reasonably related to the release of such Acquired Anchor Parcel.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       52

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                               ALA MOANA PORTFOLIO
--------------------------------------------------------------------------------

o     COLLATERAL SUBSTITUTION. The Ala Moana Borrowers, at their option and sole cost and expense, may obtain a release of one or more portions of the
      Mortgage Properties (each such portion, an "Exchange Parcel") on one or more occasions provided that certain conditions are satisfied, which include but are not limited to: (i) no event of default has occurred and is continuing; (ii) the Exchange Parcel shall either be vacant, non-income producing and unimproved land or improved only by surface parking, landscaping or utility facilities which can be relocated; (iii) the Ala
      Moana Borrowers shall substitute the Exchange Parcel with a parcel reasonably equivalent in use, value and condition ("Acquired Parcel");
      (iv) the Ala Moana Borrower will provide the lender with a reasonably acceptable environmental report and engineering report (if applicable)
      with respect to the Acquired Parcel; and (v) the Ala Moana Borrowers shall properly release the Exchange Parcel and shall obtain title insurance or a title endorsement for the Acquired Parcel.

o     GROUND LEASE. A portion of the Ala Moana Pacific Center is on a ground lease. The ground lease expires in 2046 and there are no rights of renewal. The lender has certain rights to cure any default of the Ala
      Moana Borrowers under the ground lease and is entitled to a new lease upon the termination of the ground lease for any reason.

o     MANAGEMENT. The Ala Moana Borrowers are the property managers for the Ala
      Moana Portfolio Loan.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       53

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--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       54

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                ONE SUMMER STREET
--------------------------------------------------------------------------------

                          [PHOTO OF ONE SUMMER STREET]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       55

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                ONE SUMMER STREET
--------------------------------------------------------------------------------

                           [MAP OF ONE SUMMER STREET]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       56

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                ONE SUMMER STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                      CGMRC
CUT-OFF DATE BALANCE                                                $82,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    3.3%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                         Jeffrey Markley
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.815%
MATURITY DATE                                                   January 6, 2017
AMORTIZATION TYPE                             Interest Only, Amortizing Balloon
INTEREST ONLY PERIOD                                                         24
ORIGINAL TERM /                                                       120 / 360
    AMORTIZATION
REMAINING TERM /                                                      117 / 360
    AMORTIZATION
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
TAX/INSURANCE                                 Yes / Yes
TI/LC(1)                                     $2,500,000

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                               Yes / Yes
  REPLACEMENT                                   $78,900
  TI/LC                                      $1,000,000

ADDITIONAL FINANCING(2)                                                    None

CUT-OFF DATE BALANCE                                                $82,000,000
CUT-OFF DATE BALANCE/SF                                                    $211
CUT-OFF DATE LTV                                                          46.1%
MATURITY DATE LTV                                                         40.7%
UW DSCR ON NCF                                                            1.63x
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                             Boston, MA
PROPERTY TYPE                                                 Office -- Telecom
SIZE (SF)                                                            387,826(3)
OCCUPANCY AS OF DECEMBER 1, 2006                                       69.8%(3)
YEAR BUILT / YEAR RENOVATED                                         1949 / 1998
APPRAISED VALUE                                                    $177,900,000
PROPERTY MANAGEMENT                            Markley Management Company, Inc.
UW ECONOMIC OCCUPANCY                                                  66.4%(3)
UW REVENUES(5)                                                      $16,101,234
UW TOTAL EXPENSES                                                    $6,119,392
UW NET OPERATING INCOME (NOI)(5)                                     $9,981,842
UW NET CASH FLOW (NCF)(5)                                            $9,404,277
--------------------------------------------------------------------------------

(1)   At closing, the borrower deposited an up-front TI/LC reserve in the amount of $2,500,000. Commencing on the first day a regular monthly installment of principal and/or interest is due and payable under the note and continuing on the sixth calendar day of each month thereafter, the borrower shall deliver to the lender an amount equal to $83,333.33 until
      January 6, 2009 and then $41,666.67 from February 6, 2009 until the
      Maturity Date. The reserve is capped at $5,000,000, but will be replenished if the balance falls below $5,000,000.

(2)   Future mezzanine debt is permitted subject to a combined maximum LTV ratio of 85% and a combined minimum DSC Ratio of 1.25x

(3)   Square footage and occupancy figures do not include approximately 400,000 square feet consisting of the first four floors of the Mortgaged Property that is leased to a Macy's affiliate ("Macy's") under a long term lease with extension options thru May 2097 currently operated as a Macy's retail department store and Macy's operations. Square footage and occupancy figures also do not include approximately 5,848 square feet of neutral co-location space and approximately 800 square feet of property management office space.

(4)   Occupancy is shown with the inclusion of 58,669 square feet of dark space that WilTel pays rent for but does not occupy. WilTel's lease for such
      58,669 square feet expires in September 2008.

(5)   Excludes space leased to Macy's as it is under a long term lease and pays no rent, but reimburses the One Summer Street Borrower (as defined herein)
      for its share of the urban excise tax of $787,000 annually, in lieu of real estate taxes, which is included in UW Revenues, UW NOI and UW Net
      Cash Flow.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       57

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                ONE SUMMER STREET
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------
                                                                            % OF NET
                                           RATINGS(1)       NET RENTABLE     RENTAB      BASE RENT
TENANT                                  MOODY'S/S&P/FITCH    AREA (SF)      LE AREA         PSF      ANNUAL BASE RENT
---------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
 WilTel Communications, LLC .........     Caa2/B-/CCC-         115,254        29.7%       $ 29.85      $ 3,440,483
 Qwest Communications Corp. .........      Ba3/BB/BB+           67,024        17.3        $ 41.55      $ 2,784,904
 XO Communications, Inc. ............       NR/NR/NR            14,500         3.7        $ 37.02      $   536,727
 Verio, Inc. ........................       NR/AA-/NR            9,880         2.5        $ 41.79      $   412,903
 AboveNet / Metromedia ..............       NR/NR/NR             8,994         2.3        $ 43.05      $   387,152
                                                               -------       -----                     -----------
 TOTAL MAJOR TENANTS ................                          215,652        55.6%       $ 35.07      $ 7,562,168
NON-MAJOR TENANTS ...................                           54,898        14.2%       $ 59.32      $ 3,256,480
                                                               -------       -----        -------      -----------
OCCUPIED TOTAL ......................                          270,550        69.8%       $ 39.99      $10,818,648
                                                                                                       ===========
VACANT SPACE ........................                          117,276        30.2%
                                                               -------       -----
PROPERTY TOTAL ......................                          387,826       100.0%
                                                               =======       =====
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                         % OF TOTAL
                                        ANNUAL BASE
TENANT                                      RENT       LEASE EXPIRATION
------------------------------------------------------------------------

MAJOR TENANTS
 WilTel Communications, LLC .........       31.8%     Multiple Spaces(2)
 Qwest Communications Corp. .........       25.7          June 2015
 XO Communications, Inc. ............        5.0          March 2015
 Verio, Inc. ........................        3.8          July 2010
 AboveNet / Metromedia ..............        3.6        September 2014
                                           -----
 TOTAL MAJOR TENANTS ................       69.9%
NON-MAJOR TENANTS ...................       30.1
                                           -----
OCCUPIED TOTAL ......................      100.0%
                                           =====
VACANT SPACE ........................

PROPERTY TOTAL ......................
------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   55,689 square feet under the WiTel lease on the fifth floor expires in
      September 2008 and is currently dark, however, the tenant continues to pay rent under such lease. 59,565 square feet under the WilTel space expires in February 2010.

------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
             # OF LEASES   WA BASE RENT/SF   TOTAL SF    % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
   YEAR       EXPIRING        EXPIRING       EXPIRING     EXPIRING(*)       EXPIRING(*)        EXPIRING(*)       RENT EXPIRING(*)
------------------------------------------------------------------------------------------------------------------------------------

   2007           2           $  79.24          8,420         2.2%               2.2%              6.2%                 6.2%
   2008           2           $  29.83         60,169        15.5%              17.7%             16.6%                22.8%
   2009           2           $  43.44         14,915         3.8%              21.5%              6.0%                28.7%
   2010           4           $  33.78         72,616        18.7%              40.3%             22.7%                51.4%
   2011           1           $ 107.07            805         0.2%              40.5%              0.8%                52.2%
   2012           0           $   0.00              0         0.0%              40.5%              0.0%                52.2%
   2013           0           $   0.00              0         0.0%              40.5%              0.0%                52.2%
   2014           4           $  39.29         17,467         4.5%              45.0%              6.3%                58.6%
   2015           5           $  42.84         85,004        21.9%              66.9%             33.7%                92.2%
   2016           2           $  72.91         10,554         2.7%              69.6%              7.1%                99.3%
   2017           0           $   0.00              0         0.0%              69.6%              0.0%                99.3%
Thereafter        1           $ 120.00            600         0.2%              69.8%              0.7%               100.0%
  Vacant          0                 NA        117,276        30.2%             100.0%              0.0%               100.0%
------------------------------------------------------------------------------------------------------------------------------------

(*)   Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       58

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                ONE SUMMER STREET
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "One Summer Street Loan") is secured by a first mortgage encumbering an office, telecommunications building located in Boston, Massachusetts. The One Summer Street Loan represents approximately 3.3% of the Cut-Off Date Pool Balance. The One Summer Street
      Loan was originated on December 11, 2006 and has a principal balance as of the Cut-Off Date of $82,000,000. The One Summer Street Loan provides interest payments for the first 24 months of its term, and thereafter fixed monthly payments of principal and interest.

      The One Summer Street Loan has a remaining term of 117 months and matures on January 6, 2017. The One Summer Street Loan may be prepaid on or after
      November 6, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o     THE BORROWER. The borrowers are Markley Boston, LLC and Markley One Summer
      Street, LLP (together, the "One Summer Street Borrowers"), each a special purpose entity. Markley One Summer Street, LLP has leased the Mortgaged
      Property to Markley One Summer Street, LLC under a ground lease. Both
      Markley One Summer Street, LLP and Markley One Summer Street, LLC have signed the mortgage and other loan documents mortgaging their respective interests in the Mortgaged Property and subordinating the ground lease.
      Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the One Summer Street Loan. The sponsor is Jeffrey D. Markley. Mr. Markley has been involved in the telecom industry for over sixteen years. As a consultant and tenant representative focused upon high-tech tenant transactions, Mr. Markley developed relationships with many telecom providers helping them identify, acquire and develop mission critical facilities. In 1992, he formed the Markley
      Group and since that time he completed more than 500 telecom/data center transactions and was involved in the acquisition and redevelopment of twelve telecommunications properties in major cities, such as Boston, San
      Francisco, Miami, Las Vegas, Chicago, Toronto, Paris and Frankfurt. These
      buildings collectively equate to approximately 2.2 million square feet.

o     THE PROPERTY. The Mortgaged Property is an approximately 387,826 square foot telecommunications component of a building situated on approximately
      2.5 acres (the two basement floors, the ground floor and the second floor of such building leased to Macy's under a long term lease, approximately
      5,848 square feet of neutral co-location space and approximately 800 square feet of property management space are not included in the approximate 387,826 square footage calculation for the Mortgaged Property, or in any related occupancy or occupancy percentage calculation for the
      Mortgaged Property). The Mortgaged Property was constructed in 1949 and renovated and upgraded to a TIER III telecommunications facility with some
      TIER IV features, in 1998. The Mortgaged Property is located in Boston,
      Massachusetts and is adjacent to a major convergence of subway lines, which serve as the intersection of the major fiber loops in the Boston area. As of December 1, 2006, the occupancy rate for the Mortgaged
      Property securing the One Summer Street Loan was approximately 69.8%.

      The largest tenant is WilTel Communications, LLC ("WilTel") leasing approximately 115,254 square feet, or approximately 29.2% of the net rentable area. WilTel is a subsidiary of Level 3 Communications and a provider of customized communications solutions to enterprises, carriers, and the federal government. WilTel delivers a comprehensive suite of voice, data, video and IP services over a next-generation fiber-optic network that stretches from border-to-border and coast-to-coast. As of
      September 30, 2006, Level 3 Communications operated metropolitan networks totaling approximately 21,000 route miles, as well as intercity networks totaling approximately 39,500 route miles across the United States and
      Europe. The company was founded in 1985 and is headquartered in
      Broomfield, Colorado. As of March 13, 2007, WilTel was rated "B-" (S&P),
      "Caa2" (Moody's) and "CCC-" (Fitch). WilTel has two leases at the One
      Summer Street Property. WilTel occupies 59,565 SF under a lease that expires February 2010. WilTel also leases 55,689 square feet under a lease that expires September 2008. The 55,689 square feet leased by WilTel is dark; however, WilTel continues to pay rent under such lease. The second largest tenant is Qwest Communications Corp. ("Qwest"), occupying approximately 67,024 square feet, or approximately 17.0% of the net rentable area. Qwest, through its subsidiaries, provides
      telecommunications and related services in the United States. As of
      December 31, 2006, the company served approximately 14.7 million access lines in 14 states. Qwest Communications was founded in 1983 and is based in Denver, Colorado. As of March 13, 2007, Qwest was rated "BB" (S&P),
      "Ba3" (Moody's) and "BB+" (Fitch). The Qwest lease expires in June 2015.
      The third largest tenant is XO Communications, Inc. ("XO") occupying approximately 14,500 square feet, or approximately 3.7% of the net rentable area. XO, a subsidiary of XO Holdings, is a wireless telecommunications business providing local and long distance voice services, Internet access, private data networking and hosting services through a national telecommunications network consisting of more than
      6,700 metro route miles of fiber optic lines connecting approximately 953 unique incumbent local exchange carrier end-office collocations in approximately 37 U.S. cities. The XO lease expires in March 2015.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       59

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                ONE SUMMER STREET
--------------------------------------------------------------------------------

o     LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a lender controlled lockbox account and are to be swept daily into the One Summer Street Borrowers' account. Following the occurrence and continuance of a One Summer Street Trigger Event (defined below), funds in the lockbox will be transferred daily to the cash collateral account under the control of the lender and applied pursuant to the cash management agreement. Upon the cure of the One Summer Street
      Trigger Event, funds will again be swept daily from the lockbox to the One
      Summer Street Borrowers' account. A "One Summer Street Trigger Event"
      means the occurrence of (i) an event of default under the One Summer
      Street Loan or (ii) the date on which the debt service coverage ratio
      (based on the One Summer Street Loan and any permitted mezzanine debt) is less than 1.25x. A One Summer Street Trigger Event will continue until the applicable event of default is cured or waived or until the date on which the debt service coverage ratio equals or exceeds 1.25x.

o     FUTURE MEZZANINE DEBT. Persons holding direct of indirect interest in the
      One Summer Street Borrowers are permitted to obtain mezzanine financing secured by ownership interest in the One Summer Street Borrowers, subject to, among other conditions: (i) a maximum loan-to-value ratio (based on the aggregate balances of the One Summer Street Loan and the mezzanine debt) of 85%; (ii) the debt service coverage ratio (based on the aggregate balances of the One Summer Street Loan and the mezzanine debt) immediately following the closing of the mezzanine debt will not be less than 1.25x;
      (iii) it cannot be funded prior to December 11, 2009; (iv) a rating agency confirmation; and (v) an intercreditor agreement in form and substance acceptable to the rating agencies and reasonably acceptable to the mortgage lender.

o     MANAGEMENT. Markley Management Company, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the One Summer
      Street Loan.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       60

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       ARGONAUT HOTEL -- SAN FRANCISCO, CA
--------------------------------------------------------------------------------

                 [PHOTO OF ARGONAUT HOTEL -- SAN FRANCISCO, CA]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       61

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       ARGONAUT HOTEL -- SAN FRANCISCO, CA
--------------------------------------------------------------------------------

              [MAP OF ARGONAUT ARGONAUT HOTEL -- SAN FRANCISCO, CA]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       62

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       ARGONAUT HOTEL -- SAN FRANCISCO, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $42,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.7%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                              Kimpton Development Opportunity Fund, L.P.
TYPE OF SECURITY                                                      Leasehold
MORTGAGE RATE                                                            5.670%
MATURITY DATE                                                    March 11, 2012
AMORTIZATION TYPE                                                 Interest Only
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                            60 / IO
REMAINING TERM / AMORTIZATION                                           59 / IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES                                  None

ONGOING ANNUAL RESERVES
  TAX                                               Yes
  REPLACEMENT(1)                               $851,800

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $42,000,000
CUT-OFF DATE BALANCE/ROOM                                              $166,667
CUT-OFF DATE LTV                                                          62.2%
MATURITY DATE LTV                                                         62.2%
UW DSCR ON NCF                                                            2.39x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                      San Francisco, CA
PROPERTY TYPE                                       Hospitality -- Full Service
SIZE (ROOMS)                                                                252
OCCUPANCY AS OF DECEMBER 31, 2006(2)                                      84.2%
YEAR BUILT / YEAR RENOVATED                                         1907 / 2003
APPRAISED VALUE                                                     $67,500,000
PROPERTY MANAGEMENT                            Kimpton Hotel & Restaurant Group
UW ECONOMIC OCCUPANCY                                                     82.0%
UW REVENUES                                                         $22,411,915
UW TOTAL EXPENSES                                                   $15,813,502
UW NET OPERATING INCOME (NOI)                                       $ 6,598,412
UW NET CASH FLOW (NCF)                                              $ 5,701,936
--------------------------------------------------------------------------------

(1)   Initially set at $70,983 for the first month of the loan term and then adjusts monthly to be one-twelfth of 4% of the trailing 12-month period's gross revenue for the Mortgaged Property.

(2)   Based on the trailing 12-month period ending December 31, 2006.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       63

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       ARGONAUT HOTEL -- SAN FRANCISCO, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                FACILITY SUMMARY
--------------------------------------------------------------------------------
GUEST ROOMS                                                              NUMBER
--------------------------------------------------------------------------------
King .....................................................                  123
Queen ....................................................                    6
Double/Double ............................................                  110
Suites ...................................................                   13
                                                                          -----
  TOTAL ..................................................                  252
                                                                          =====

FOOD AND BEVERAGE                                                       SEATING
--------------------------------------------------------------------------------
Blue Mermaid Restaurant ..................................                  170
                                                                          -----
  TOTAL ..................................................                  170
                                                                          =====

MEETING AND BANQUET SPACE                                           SQUARE FEET
--------------------------------------------------------------------------------
Ballroom .................................................                4,200
Constellation Room .......................................                  650
Prefunction Space ........................................                2,200
                                                                          -----
  TOTAL ..................................................                7,050
                                                                          =====
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FINANCIAL SCHEDULE
--------------------------------------------------------------------------------
Financial Period .........................................                 2006
Occupancy* ...............................................                84.2%
ADR ......................................................              $191.50
REVPAR ...................................................              $161.19
UW Occupancy .............................................                82.0%
UW ADR ...................................................              $211.38
UW REVPAR ................................................              $173.33
-------------------------------------------------------------------------------

*     Based on 2006 actuals.

---------------------------------------------------------------------------------------------------------------------------------
                                                      COMPETITIVE SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  ESTIMATED 2006*
                                                  -------------------------------------------------------------------------------
                                       NUMBER OF                                          OCCUPANCY        ADR         REVPAR
PROPERTY                                 ROOMS     OCCUPANCY       ADR        REVPAR     PENETRATION   PENETRATION   PENETRATION
---------------------------------------------------------------------------------------------------------------------------------

Argonaut Hotel (subject)                   252       84.2%      $ 191.50     $ 161.19       105.7%         127.8%       134.7%
Hilton Fisherman's Wharf Hotel             234       77.0%      $ 153.00     $ 117.81        96.6%         102.1%        98.4%
Marriott Fisherman's Wharf Hotel           274       83.0%      $ 159.00     $ 131.97       104.1%         106.1%       110.3%
Holiday Inn Fisherman's Wharf Hotel        585       77.0%      $ 129.00     $  99.33        96.6%          86.1%        83.0%
Hyatt Fisherman's Wharf Hotel              313       75.2%      $ 160.35     $ 120.58        94.4%         107.0%       100.8%
Sheraton Fisherman's Wharf Hotel           529       82.0%      $ 154.00     $ 126.28       102.9%         102.8%       105.5%
Radisson Hotel Fisherman's Wharf           355       78.0%      $ 134.00     $ 104.52        97.9%          89.4%        87.3%
Best Western Tusan Inn                     221       84.0%      $ 143.00     $ 120.12       105.4%          95.5%       100.4%
                                         -----
  TOTAL/AVERAGE                          2,763       79.7%      $ 149.81     $ 119.67       100.0%         100.0%       100.0%
---------------------------------------------------------------------------------------------------------------------------------

*     Based on the HVS International appraisal dated January 22, 2007.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       64

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       ARGONAUT HOTEL -- SAN FRANCISCO, CA
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Argonaut Hotel -- San Francisco, CA
      Loan") is secured by a first lien leasehold interest in a full-service hotel located in San Francisco, California. The Argonaut Hotel -- San
      Francisco, CA Loan represents approximately 1.7% of the Cut-Off Date Pool
      Balance. The Argonaut Hotel -- San Francisco, CA Loan was originated on
      February 23, 2007, and has a principal balance as of the Cut-Off Date of
      $42,000,000. The Argonaut Hotel -- San Francisco, CA Loan provides for interest-only payments for the entire loan term.

      The Argonaut Hotel -- San Francisco, CA Loan has a remaining term of 59 months and matures on March 11, 2012. The Argonaut Hotel -- San Francisco,
      CA Loan may be prepaid at any time with payment of the greater of yield maintenance or 1.0% of the prepaid amount through and including December
      11, 2011, and without penalty thereafter.

o     THE BORROWER. The borrower is Maritime Hotel Associates, L.P., a special purpose entity. Legal counsel to the borrower delivered a
      non-consolidation opinion in connection with the origination of the
      Argonaut Hotel -- San Francisco, CA Loan. The sponsor of the borrower is
      Kimpton Development Opportunity Fund, L.P. ("Kimpton"). Founded in 1981,
      Kimpton targets business and leisure travelers with its 70 boutique hotels and restaurants in the U.S. and Canada. Kimpton hotels are modeled in different styles, creating a unique environment for travelers in mostly smaller, European-style accommodations.

o     THE PROPERTY. The Argonaut Hotel is a full-service resort hotel containing
      252 rooms situated on approximately 1.1 acres. The Mortgaged Property was constructed in 1907 and was most recently renovated in 2003. The Mortgaged
      Property is located in San Francisco, California. The Mortgaged Property features 7,050 square feet of meeting space, a restaurant and bar which seats 170 people, 2,300 square feet of leased retail space, a maritime museum and a fitness center. As of the trailing twelve-month period ending
      December 31, 2006, the occupancy rate for the Mortgaged Property securing the Argonaut Hotel -- San Francisco, CA Loan was approximately 84.2%.

o     LOCKBOX ACCOUNT. All revenue with respect to the Mortgaged Property will be deposited into a mortgagee-designated lockbox account.

o     MANAGEMENT. Kimpton Hotel & Restaurant Group, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Argonaut
      Hotel -- San Francisco, CA Loan.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       65

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       66

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          WESTIN -- FORT LAUDERDALE, FL
--------------------------------------------------------------------------------

                     [PHOTO OF WESTIN - FORT LAUDERDALE, FL]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       67

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          WESTIN -- FORT LAUDERDALE, FL
--------------------------------------------------------------------------------

                      [MAP OF WESTIN - FORT LAUDERDALE, FL]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       68

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          WESTIN -- FORT LAUDERDALE, FL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $42,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.7%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                  The Procaccianti Group
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.910%
MATURITY DATE                                                    April 11, 2017
AMORTIZATION TYPE                             Interest Only, Amortizing Balloon
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         120 / 360
LOCKBOX                                                                    None

UP-FRONT RESERVES
  TAX/INSURANCE                                     Yes
  PIP(1)                                    $13,000,000

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                                     Yes
  REPLACEMENT(2)                               $770,738

ADDITIONAL FINANCING(3)                                                    None

CUT-OFF DATE BALANCE                                                $42,000,000
CUT-OFF DATE BALANCE/ROOM                                              $143,345
CUT-OFF DATE LTV(4)                                                       67.7%
MATURITY DATE LTV                                                         63.3%
UW DSCR ON NCF                                                            1.22x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                    Fort Lauderdale, FL
PROPERTY TYPE                                       Hospitality -- Full Service
SIZE (ROOMS)                                                                293
OCCUPANCY AS OF DECEMBER 31, 2006(5)                                      72.7%
YEAR BUILT / YEAR RENOVATED                                         1986 / 2006
APPRAISED VALUE(6)                                                  $62,000,000
PROPERTY MANAGEMENT                                          Lenox Hotels, Inc.
UW ECONOMIC OCCUPANCY                                                     72.6%
UW REVENUES                                                         $19,268,454
UW TOTAL EXPENSES                                                   $14,846,338
UW NET OPERATING INCOME (NOI)                                        $4,422,116
UW NET CASH FLOW (NCF)                                               $3,651,377
--------------------------------------------------------------------------------

(1)   A Property Improvement Plan ("PIP"), with a budgeted amount of $13,000,000 is currently being implemented at the Mortgaged Property. These funds were escrowed upon loan closing and will be released as costs are incurred. The extension of the Westin franchise agreement through March 2027 is contingent upon completion of the PIP.

(2)   The annual deposit to replacement reserves is $770,738 through April 11,
      2008 and 4.0% of annual gross revenues thereafter.

(3)   Future mezzanine debt is permitted subject to a maximum combined loan-to-value ratio of 85.0% and a minimum combined debt service coverage ratio of 1.15x as decribed in the related Mortgage Loan documents. Future unsecured debt is permitted up to 5% of the outstanding principal balance of the loan.

(4)   Calculated based on an "as-completed" appraised value. The loan to value ratio determined based on an "as-is" appraised value is 95.5%

(5)   Based on the trailing 12-month period ending December 31, 2006.

(6)   "As-is" appraised value is $44,000,000 as of January 9, 2007.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       69

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          WESTIN -- FORT LAUDERDALE, FL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                FACILITY SUMMARY
--------------------------------------------------------------------------------
GUEST ROOMS                                                              NUMBER
--------------------------------------------------------------------------------
King .....................................................                  143
Double/Double ............................................                  114
Hospitality Suite ........................................                    1
Studio Suite .............................................                   23
Suite ....................................................                   12
                                                                         ------
  TOTAL ..................................................                  293
                                                                         ======

FOOD AND BEVERAGE                                                       SEATING
--------------------------------------------------------------------------------
Alfiere Mediterranean Bistro .............................                  100
Lobby Lounge .............................................                   30
                                                                         ------
  TOTAL ..................................................                  130
                                                                         ======

                                                                         SQUARE
MEETING AND BANQUET SPACE                                                  FEET
--------------------------------------------------------------------------------
Florida Ballroom .........................................                5,049
Keys Ballroom ............................................                2,571
San Marco ................................................                1,300
Venice ...................................................                  880
Exchange .................................................                  780
Forum ....................................................                1,053
Executive ................................................                1,014
Board Room ...............................................                  572
Coral Gables .............................................                1,632
Meeting Space ............................................                3,870
                                                                         ------
  TOTAL ..................................................               18,721
                                                                         ======
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FINANCIAL SCHEDULE
--------------------------------------------------------------------------------
Financial Period .........................................                 2006
Occupancy* ...............................................                72.7%
ADR ......................................................              $136.45
REVPAR ...................................................               $99.23
UW Occupancy .............................................                72.6%
UW ADR ...................................................              $150.05
UW REVPAR ................................................              $108.94
--------------------------------------------------------------------------------

*     Based on 2006 actuals.

---------------------------------------------------------------------------------------------------------------------------------
                                                       COMPETITIVE SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   ESTIMATED 2006*
                                                     ----------------------------------------------------------------------------
                                          NUMBER OF                                       OCCUPANCY        ADR         REVPAR
PROPERTY                                    ROOMS    OCCUPANCY      ADR        REVPAR    PENETRATION   PENETRATION   PENETRATION
---------------------------------------------------------------------------------------------------------------------------------

Westin -- Fort Lauderdale, FL (subject)      293       72.7%     $ 136.45     $ 99.23      100.5%        109.0%        109.8%
Marriott North                               315       65.0%     $ 123.00     $ 79.95       89.9%         98.2%         88.5%
Sheraton Suites                              253       81.0%     $ 115.00     $ 93.15      112.0%         91.8%        103.1%
                                             ---       ----      --------     -------      -----         -----         -----
                                             861       72.3%     $ 125.23     $ 90.39      100.0%        100.0%        100.0%
---------------------------------------------------------------------------------------------------------------------------------

*     Based on the HVS International appraisal dated January 19, 2007.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       70

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          WESTIN -- FORT LAUDERDALE, FL
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Westin -- Fort Lauderdale, FL Loan") is
      secured by a first mortgage encumbering a full-service hotel located in
      Fort Lauderdale, Florida. The Westin -- Fort Lauderdale, FL Loan
      represents approximately 1.7% of the Cut-Off Date Pool Balance. The Westin
      -- Fort Lauderdale, FL Loan was originated on March 13, 2007, and has a principal balance as of the Cut-Off Date of $42,000,000.

      The Westin -- Fort Lauderdale, FL Loan has a remaining term of 120 months and matures on April 11, 2017. The Westin -- Fort Lauderdale, FL Loan may
      be prepaid after November 11, 2007 with payment of the greater of yield maintenance or 1.0% of the prepaid amount through and including January
      11, 2017, and without penalty thereafter.

o     THE BORROWER. The borrower is PFL VII, LLC, a special purpose entity.
      Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Westin -- Fort Lauderdale, FL Loan.
      The sponsor of the borrower is The Procaccianti Group ("TPG"). TPG is a privately held real estate investment company that focuses on a value-added investment style with respect to real estate assets by repositioning, renovating and improving operations, particularly hospitality assets. TPG currently owns more than 10,300 rooms in approximately 42 markets.

o     THE PROPERTY. The Mortgaged Property is a full-service resort hotel containing 293 rooms situated on approximately 6.7 acres. The Mortgaged
      Property was constructed in 1986 and renovated in 2006. The Mortgaged
      Property is located in Fort Lauderdale, Florida. The Mortgaged Property features 18,721 square feet of meeting space, an outdoor heated pool, an outdoor whirlpool, a fitness center, a sauna, a business center and a sundries shop. As of the trailing twelve-month period ending December 31,
      2006, the occupancy rate for the Mortgaged Property securing the Westin --
      Fort Lauderdale, FL Loan was approximately 72.7%.

      The Mortgaged Property is currently undergoing a renovation, subject to a
      Property Improvement Plan ("PIP"), with a budget of approximately
      $13,000,000. The proposed PIP budget includes upgrades to the building exterior, guestrooms, systems, food and beverage, recreational facilities, meeting and banquet areas, as well as common areas. The completion of the
      PIP is required for the recent extension of the franchise agreement to
      March 2027. All funds budgeted for the PIP escrowed at the closing of the
      Mortgage Loan. See "RISK FACTORS--Risks Related to the Underlying Mortgage
      Loans--Risks Related to Redevelopment and Renovation at the Mortgaged
      Properties."

o     LOCKBOX ACCOUNT. The related Mortgage Loan documents do not require a lockbox account.

o     MANAGEMENT. Lenox Hotels, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Westin -- Fort
      Lauderdale, FL Loan.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       71

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       72

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                90 MERRICK AVENUE
--------------------------------------------------------------------------------

                          [PHOTO OF 90 MERRICK AVENUE]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       73

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                90 MERRICK AVENUE
--------------------------------------------------------------------------------

                           [MAP OF 90 MERRICK AVENUE]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       74

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                90 MERRICK AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $38,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.6%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                  Houlihan -- Parnes and
                                                                 CLK Properties
TYPE OF SECURITY                                                      Leasehold
MORTGAGE RATE                                                            5.670%
MATURITY DATE                                                 February 11, 2017
AMORTIZATION TYPE                                                 Interest Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          118 / IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  TAX/INSURANCE                                     Yes
  REPLACEMENT                                  $750,000
  TI/LC (LOC)(1)                             $3,000,000
  GROUND RENT                                   $43,977

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                           Yes/Springing
  REPLACEMENT                                   $41,266
  TI/LC(2)                                     $234,202
  TI/LC(3)                                    Springing
  GROUND RENT                                  $263,868

ADDITIONAL FINANCING(4)                                                    None

CUT-OFF DATE BALANCE                                                $38,000,000
CUT-OFF DATE BALANCE/SF                                                    $157
CUT-OFF DATE LTV                                                          80.0%
MATURITY DATE LTV                                                         80.0%
UW DSCR ON NCF                                                            1.29x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                        East Meadow, NY
PROPERTY TYPE                                                Office -- Suburban
SIZE (SF)                                                               242,659
OCCUPANCY AS OF JANUARY 16, 2007                                          92.1%
YEAR BUILT / YEAR RENOVATED                                           1985 / NA
APPRAISED VALUE                                                     $47,500,000
PROPERTY MANAGEMENT                       CLK/Houlihan -- Parnes LLC Properties
UW ECONOMIC OCCUPANCY                                                     92.1%
UW REVENUES                                                          $7,620,728
UW TOTAL EXPENSES                                                    $4,497,520
UW NET OPERATING INCOME (NOI)                                        $3,123,207
UW NET CASH FLOW (NCF)                                               $2,789,258
--------------------------------------------------------------------------------

(1)   The upfront TI/LC letter of credit equal to $3,000,000 relates to the current vacant space as well as space rolling during the first three years of the loan term. The letter of credit will be released once 92% of the space rolling in 2007 through 2009 has been re-leased and all obligations of the borrower associated with this re-leasing have been satisfied.

(2)   Annual deposits to the TI/LC reserve commence in July 2009 and are capped at $350,000.

(3)   Upon termination of any lease in excess of $50,000 in annual base rent, a rollover reserve shall be established for all remaining lease payments, including fees, penalties and commissions; however, the borrower may substitute a letter of credit for these amounts.

(4)   Future mezzanine debt is permitted subject to a maximum combined loan-to-value ratio of 85.0% and a minimum combined debt service coverage ratio of 1.10x as decribed in the related Mortgage Loan documents.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       75

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                90 MERRICK AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                               TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------
                                                                                % OF
                                                                     NET        NET       BASE
                                                 RATINGS(1)       RENTABLE    RENTABLE    RENT       ANNUAL
TENANT                                        MOODY'S/S&P/FITCH   AREA (SF)     AREA       PSF     BASE RENT
--------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
 Verizon Communications, Inc. .............        A3/A/A+           57,329      23.6%   $ 31.03   $1,778,754
 Certilman Balin Adler & Hyman L.L.P. .....       NR/NR/NR           45,396      18.7    $ 28.33    1,286,053
 Medical Liability Mutual Insurance Company       NR/NR/NR           41,197      17.0    $ 33.99    1,400,096
 Raich Ende Malter & Co. ..................       NR/NR/NR           12,102       5.0    $ 26.94      326,066
 Southern Star Mortgage ...................       NR/NR/NR            9,493       3.9    $ 29.48      279,860
                                                                    -------     -----              ----------

 TOTAL MAJOR TENANTS ......................                         165,517      68.2%   $ 30.64   $5,070,829

NON-MAJOR TENANTS .........................                          58,026      23.9    $ 27.75    1,610,466
                                                                    -------     -----              ----------

OCCUPIED TOTAL ............................                         223,543      92.1%   $ 29.89   $6,681,295
                                                                                                   ==========
VACANT SPACE ..............................                          19,116       7.9
                                                                    -------     -----

PROPERTY TOTAL ............................                         242,659     100.0%
                                                                    =======     =====
--------------------------------------------------------------------------------------------------------------

                                                  % OF TOTAL
                                                    ANNUAL             LEASE
TENANT                                            BASE RENT          EXPIRATION
-----------------------------------------------------------------------------------

MAJOR TENANTS
 Verizon Communications, Inc. .............          26.6%       Multiple Spaces(2)
 Certilman Balin Adler & Hyman L.L.P. .....          19.2           February 2009
 Medical Liability Mutual Insurance Company          21.0            January 2009
 Raich Ende Malter & Co. ..................           4.9             June 2016
 Southern Star Mortgage ...................           4.2           Month-to-Month
                                                    -----

 TOTAL MAJOR TENANTS ......................          75.9%

NON-MAJOR TENANTS .........................          24.1
                                                    -----

OCCUPIED TOTAL ............................         100.0%
                                                    =====

VACANT SPACE ..............................

PROPERTY TOTAL ............................
-----------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Under the terms of multiple leases, 28,976 square feet expire in April
      2008, 8,229 square feet expire in August 2008 and 20,124 square feet expire in July 2011.

---------------------------------------------------------------------------------------------------------------
                                          LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------
                             WA BASE                              CUMULATIVE                      CUMULATIVE
               # OF LEASES   RENT/SF    TOTAL SF    % OF TOTAL     % OF SF     % OF BASE RENT   % OF BASE RENT
    YEAR        EXPIRING     EXPIRING   EXPIRING   SF EXPIRING*   EXPIRING*      EXPIRING*        EXPIRING*
---------------------------------------------------------------------------------------------------------------

    2007            7        $  17.11     18,230       7.5%          7.5%           4.7%              4.7%
    2008            4        $  32.32     39,994      16.5%         24.0%          19.3%             24.0%
    2009           10        $  31.21    112,666      46.4%         70.4%          52.6%             76.6%
    2010            3        $  29.47      8,837       3.6%         74.1%           3.9%             80.5%
    2011            2        $  28.92     21,334       8.8%         82.9%           9.2%             89.8%
    2012            2        $  28.17      4,417       1.8%         84.7%           1.9%             91.6%
    2013            1        $  30.02      5,543       2.3%         87.0%           2.5%             94.1%
    2014            0        $   0.00          0       0.0%         87.0%           0.0%             94.1%
    2015            0        $   0.00          0       0.0%         87.0%           0.0%             94.1%
    2016            2        $  26.94     12,102       5.0%         91.9%           4.9%             99.0%
    2017            0        $   0.00          0       0.0%         91.9%           0.0%             99.0%
 Thereafter         1        $ 157.14        420       0.2%         92.1%           1.0%            100.0%
   Vacant           0              NA     19,116       7.9%        100.0%           0.0%            100.0%
---------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       76

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               90 MERRICK AVENUE
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan ("The 90 Merrick Avenue Loan") is secured by a first mortgage encumbering an office building located in East Meadow, New
      York. The 90 Merrick Avenue Loan represents approximately 1.6% of the
      Cut-Off Date Pool Balance. The 90 Merrick Avenue Loan was originated on
      January 25, 2007 and has a principal balance as of the Cut-Off Date of
      $38,000,000. The 90 Merrick Avenue Loan provides for interest only payments for the entire loan term.

      The 90 Merrick Avenue Loan has a remaining term of 118 months and matures on February 11, 2017. The 90 Merrick Avenue Loan may be prepaid, without payment of a yield maintenance charge, on or after November 11, 2016. The
      90 Merrick Avenue Loan may be prepaid on or after May 11, 2009 with the payment of the greater of yield maintenance or 1.0% of the prepaid amount.
      In lieu of the yield maintenance premium, the 90 Merrick Avenue Loan permits defeasance with United States government obligations beginning two years after the Closing Date.

o     THE BORROWER. The borrower is CLK-HP 90 Merrick LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 90 Merrick Avenue Loan.
      The sponsors of the borrower are Howard Parnes of Houlihan-Parnes and
      Craig L. Koenigsberg of CLK Properties. Houlihan-Parnes, founded in 1891, is a multi-faceted real estate investment and service company that specializes in acquiring investment properties that provide opportunity for increased appreciation. CLK Properties was founded in 1980 and currently owns and manages 135 assets consisting of approximately 24,000 multifamily units and 2.5 million square feet of commercial space in 43 cities.

o     THE PROPERTY. The Mortgaged Property is an approximately 242,659 square foot office building situated on approximately 13.2 acres. The Mortgaged
      Property was constructed in 1985. The Mortgaged Property is located in
      East Meadow, New York within the New York-Northern New Jersey-Long Island,
      NY-NJ-PA metropolitan statistical area. As of January 16, 2007, the occupancy rate for the Mortgaged Property securing the 90 Merrick Avenue
      Loan was approximately 92.1%.

      The largest tenant is Verizon Communications, Inc. ("Verizon"), occupying approximately 57,329 square feet, or 23.6% of the net rentable area under multiple leases, including space leased to MCI Telecom, now a subsidiary of Verizon. Verizon is a leading telecom services provider with operations that include nearly 49 million access lines in 28 states and Washington,
      D.C. As of March 7, 2007, Verizon was rated "A3" (Moody's), "A" (S&P) and
      "A+" (Fitch). Under the terms of multiple leases, approximately 28,976 square feet expire in April 2008, 8,229 square feet expire in August 2008 and 20,124 square feet expire in July 2011. The second largest tenant is
      Certilman Balin Adler & Hyman L.L.P. ("Certilman"), occupying approximately 45,396 square feet, or approximately 18.7% of the net rentable area. Certilman's clients include Aegon Insurance Company,
      Alliance Mortgage Bank Corporation, and American Savings Bank. The
      Certilman lease expires in February 2009. The third largest tenant is
      Medical Liability Mutual Insurance Company ("MLM"), occupying approximately 41,197 square feet, or approximately 17.0% of the net rentable area. MLM's services include professional liability insurance, underwriting and legal services. The MLM lease expires in January 2009.

o     LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o     MANAGEMENT. CLK/Houlihan-Parnes LLC, an affiliate of the sponsors, is the property manager for the Mortgaged Property securing the 90 Merrick Avenue
      Loan.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       77

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       78

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ONE AND THREE LONG WHARF DRIVE
--------------------------------------------------------------------------------

                    [PHOTO OF ONE AND THREE LONG WHARF DRIVE]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       79

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ONE AND THREE LONG WHARF DRIVE
--------------------------------------------------------------------------------

                     [MAP OF ONE AND THREE LONG WHARF DRIVE]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       80

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ONE AND THREE LONG WHARF DRIVE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                      CGMRC
CUT-OFF DATE BALANCE                                                $37,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.5%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR               Jeffrey Gural and RREEF Global Opportunities Fund II, LLC
TYPE OF SECURITY                                                            Fee
PARTIAL RELEASE(1)                                                          Yes
MORTGAGE RATE                                                            5.695%
MATURITY DATE                                                  February 6, 2017
AMORTIZATION TYPE                             Interest Only, Amortizing Balloon
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         118 / 360
LOCKBOX                                                                    None

UP-FRONT RESERVES
  TAX/INSURANCE                               Yes / Yes
  TI/LC(2)                                   $1,000,000
  CONSTRUCTION RESERVE(3)                      $600,000
  ENGINEERING                                   $54,875

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                               Yes / Yes
  REPLACEMENT                                   $44,721

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $37,500,000
CUT-OFF DATE BALANCE/SF                                                    $127
CUT-OFF DATE LTV                                                          78.1%
MATURITY DATE LTV                                                         72.8%
UW DSCR ON NCF                                                            1.18x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                          New Haven, CT
PROPERTY TYPE                                                Office -- Suburban
SIZE (SF)                                                            296,102(3)
OCCUPANCY AS OF FEBRUARY 27, 2007                                         81.7%
YEAR BUILT / YEAR RENOVATED                                         1920 / 1998
APPRAISED VALUE                                                     $48,000,000
PROPERTY MANAGEMENT                                        Newmark Knight Frank
UW ECONOMIC OCCUPANCY                                                     83.8%
UW REVENUES                                                          $5,358,491
UW TOTAL EXPENSES                                                    $2,008,610
UW NET OPERATING INCOME (NOI)                                        $3,349,881
UW NET CASH FLOW (NCF)                                               $3,081,257
--------------------------------------------------------------------------------

(1)   Release of certain portions of the Mortgaged Property is permitted as. See
      "Partial Release" below.

(2)   At closing, the borrower deposited an up-front TI/LC reserve in the amount of $1,000,000. In the event that at any time the balance of the TI/LC reserve is less than $750,000, the borrower shall commence making monthly payments in the amount of $12,500 until such time as the balance of the
      TI/LC reserve once again equals or exceeds $750,000.

(3)   The 296,102 square feet amount shown for size assumes that in certain atrium space at the One Long Wharf Drive Parcel, is renovated and expanded to 30,000 square feet. The Construction Reserve is available for this purpose. See "Construction Reserve" below.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       81

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ONE AND THREE LONG WHARF DRIVE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                     NET      % OF NET                            % OF TOTAL
                                 RATINGS(1)       RENTABLE    RENTABLE   BASE RENT     ANNUAL     ANNUAL BASE
TENANT                        MOODY'S/S&P/FITCH   AREA (SF)     AREA        PSF      BASE RENT       RENT       LEASE EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
 State of Connecticut            Aa3/AA/AA-         68,568      23.2%     $ 17.39    $1,192,604       26.1%     Multiple Spaces(2)
 Visiting Nurse Association       NR/NR/NR          27,524       9.3      $ 15.09    $  415,337        9.1        September 2014
 Yale University                  NR/NR/NR          23,697       8.1      $ 21.86    $  517,900       11.3      Multiple Spaces(3)
 APT Foundation                   NR/NR/NR          23,146       7.8      $ 15.25    $  352,977        7.7         January 2014
 Council on Aging                 NR/NR/NR          22,907       7.7      $ 17.50    $  400,873        8.8         October 2008
                                                   -------     -----                 ----------      -----
 TOTAL MAJOR TENANTS                               165,842      56.0%     $ 17.36    $2,879,690       62.9%

NON-MAJOR TENANTS                                   75,952      25.7      $ 22.33    $1,696,015       37.1
                                                   -------     -----                 ----------      -----

OCCUPIED TOTAL                                     241,794      81.7%     $ 18.92    $4,575,705      100.0%
                                                                                     ==========      =====
VACANT SPACE                                        54,308      18.3
                                                   -------     -----

PROPERTY TOTAL                                     296,102     100.0%
                                                   =======     =====
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   12,234 SF under the State lease is month-to-month. 56,334 SF under the
      State lease expires in May 2011.

(3)   2,207 SF under the Yale lease expires in June 2007, 2,400 SF under the
      Yale lease expires in March 2008 and 19,090 SF under the Yale lease expires in September 2015.

------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                             WA BASE
               # OF LEASES   RENT/SF    TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
   YEAR         EXPIRING     EXPIRING   EXPIRING     EXPIRING*         EXPIRING*          EXPIRING*         RENT EXPIRING*
------------------------------------------------------------------------------------------------------------------------------

   2007             7        $  18.45     34,483       11.6%             11.6%              13.9%                13.9%
   2008             7        $  20.13     27,605        9.3%             21.0%              12.1%                26.0%
   2009             3        $  22.42     17,623        6.0%             26.9%               8.6%                34.7%
   2010             0        $   0.00          0        0.0%             26.9%               0.0%                34.7%
   2011             2        $  18.15     62,934       21.3%             48.2%              25.0%                59.6%
   2012             1        $   0.00          0        0.0%             48.2%               2.6%                62.3%
   2013             1        $  18.50     21,862        7.4%             55.6%               8.8%                71.1%
   2014             2        $  15.16     50,670       17.1%             72.7%              16.8%                87.9%
   2015             3        $  21.79     24,308        8.2%             80.9%              11.6%                99.5%
   2016             1        $  10.03      2,309        0.8%             81.7%               0.5%               100.0%
   2017             0        $   0.00          0        0.0%             81.7%               0.0%               100.0%
Thereafter          0        $   0.00          0        0.0%             81.7%               0.0%               100.0%
  Vacant            0              NA     54,308       18.3%            100.0%               0.0%               100.0%
------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       82

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ONE AND THREE LONG WHARF DRIVE
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "One and Three Long Wharf Drive Loan") is
      secured by a first mortgage encumbering an office building and parcels of land, described in "The Mortgaged Property" below, located in New Haven,
      Connecticut. The One and Three Long Wharf Drive Loan represents approximately 1.5% of the Cut-Off Date Pool Balance. The One and Three
      Long Wharf Drive Loan was originated on January 31, 2007, and has a principal balance as of the Cut-Off Date of $37,500,000. The One and Three
      Long Wharf Drive Loan provides interest only payments for the first 60 months of its term, and thereafter fixed monthly payments of principal and interest.

      The One and Three Long Wharf Drive Loan has a remaining term of 118 months and matures on February 6, 2017. The One and Three Long Wharf Drive Loan
      may be prepaid on or after November 6, 2016, and permits defeasance with
      United States government obligations beginning two years after the Closing
      Date.

o     THE BORROWER. The borrower is 1-3 Long Wharf Drive Ownership LLC, a
      Delaware limited liability company. The borrower is a special purpose entity and legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the One and Three Long Wharf
      Drive Loan. The sponsors are Jeffrey Gural and RREEF Global Opportunities
      Fund II, LLC. Mr. Gural is the chairman of Newmark Knight Frank, a full-service commercial real estate firm. The New York-headquartered
      Newmark Knight Frank and London-based partner Knight Frank operate over
      165 offices in established and emerging property markets on six continents. Mr. Gural has more than 30 years of real estate experience and has invested approximately $121 million in real estate investments. RREEF, founded in 1975, is a subsidiary of Deutsche Bank. RREEF is a real estate investment advisor that purchases, administers, and sells real estate portfolios for its clients, which include institutional investors and private REITs. RREEF North America manages more than 750 properties totaling 205 million square feet. RREEF has stated that its funds currently have about Euro 52 billion in assets under management. RREEF's
      Real Estate Opportunities Funds Group closed RREEF Global Opportunities
      Fund II as of October 2006, with approximately US$1.6 billion from investors in the US, Europe and Asia.

o     THE MORTGAGED PROPERTY. The Mortgaged Property, located in New Haven,
      Connecticut, consists of an approximately 296,102 square foot (assuming build-out of the atrium space by 30,000 square feet, see "Construction
      Reserve" below,) office building and associated parking (the "One Long
      Wharf Drive Parcel"), a separate parking lot (the "150 Sargent Drive
      Parcel"), and an approximately 3.0 acre land parcel (the "Three Long Wharf
      Drive Parcel"). The office building on the One Long Wharf Drive Parcel was constructed in 1920 and renovated in 1998. As of February 27, 2007, the occupancy rate for the building on the One Long Wharf Drive Parcel was approximately 81.7%. The Three Long Wharf Drive Parcel is leased to a third-party (the "Three Long Wharf Drive Tenant") under a ground lease
      (the "Three Long Wharf Drive Ground Lease") and is improved with a
      112-suite Residence Inn by Marriott (the "Residence Inn"). The Residence
      Inn is not part of the Mortgaged Property.

      The largest tenant of the One Long Wharf Drive Parcel is the State of
      Connecticut (the "State") occupying approximately 68,568 square feet, or approximately 23.2% of the net rentable area. The State operates its
      Department of Children and Families' ("DCF") in approximately 56,334 square feet, a Substance Abuse Treatment Unit ("State SATU") in approximately 7,600 square feet, and an Hispanic Clinic in approximately
      4,634 square feet. DCF's main focus is to work together with families and communities to improve child safety. DCF protects children who are being abused or neglected, strengthens families through support and advocacy, and builds on existing family and community strengths to help children who are facing emotional and behavioral challenges. The State SATU provides outpatient evaluation, referral, and treatment to adult patients who are experiencing problems with alcohol, marijuana, cocaine, or opiates and can be treated in an outpatient setting. The Hispanic Clinic provides bilingual and bicultural services to the Latino community of New Haven in three components: the mental health unit, the substance abuse unit and the prevention program. As of March 13, 2007, the State was rated "AA" (S&P),
      "Aa3" (Moodys) and "AA-" (Fitch). The State has three leases at the One
      Long Wharf Drive Parcel. The State lease for the DCF expires May, 2011, while the State leases for the State SATU and Hispanic Clinic are month to month. The second largest tenant of the One Long Wharf Drive Parcel is
      Visiting Nurse Association ("VNA"), occupying approximately 27,524 square feet, or approximately 9.3% of the net rentable area. VNA is part of the
      Visiting Nurse Associations of America ("VNAA"), the official national association for not-for-profit, community based home health organizations.
      VNAA serves nearly 4 million people annually. The VNA lease expires in
      September, 2014. The third largest tenant of the One Long Wharf Drive
      Parcel is Yale University ("Yale") occupying approximately 23,697 square feet, or approximately 8.1% of the net rentable area. Yale operates their
      Medical Group in approximately 19,090 square feet, ASAP/PRISM (program for research

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       83

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ONE AND THREE LONG WHARF DRIVE
--------------------------------------------------------------------------------

      in smokers with mental illness) in approximately 2,207 square feet,
      Psychiatry Medical Group in approximately 1,500 square feet and a
      Substance Abuse Treatment Unit ("Yale SATU") in approximately 900 square feet. Founded in 1701, Yale is one of the oldest universities in the
      United States. It has ten professional schools and a reported endowment of approximately $18 billion. As of Feburary 2007, the Yale Cancer Center and
      Yale Medical Oncology expanded their clinical facilities to the One Long
      Wharf Drive Parcel. Services offered by Yale at the One Long Wharf Drive
      Parcel include private patient consultation and exam rooms, expanded infusion treatment areas overlooking Long Island Sound, and a newly designed patient resource and research area for patients and their families. Yale has four leases at the One Long Wharf Drive Parcel. The
      Yale lease for the Medical Group expires in September 2015, the Yale lease for ASAP/PRISM expires in June 2007, and the Yale leases for the
      Psychiatry Medical Group and the Yale SATU expire March 2008.

o     PARTIAL RELEASE. There are two partial releases permitted in connection with the One and Three Long Wharf Drive Loan. The loan documents permit the release of the Three Long Wharf Drive Parcel subject to the satisfaction of certain conditions precedent, including: (i) Borrower is not be entitled to petition for such partial release until January 1,
      2012; and (ii) borrower shall be required, if necessary to satisfy this condition, to partially defease the One and Three Long Wharf Drive Loan in such amount, if any, necessary (x) to cause the loan to value ratio for the remaining Mortgaged Property to be no more than 80% and (y) for the remaining Mortgaged Property to have achieved a debt service coverage ratio of at least 1.15 to 1.00. The loan documents also permit the release of the 150 Sargent Drive Parcel subject to the satisfaction of certain conditions precedent, including the delivery of an amendment of the State lease for the DCF space evidencing that the 150 Sargent Drive Parcel is no longer required under such lease for parking use or otherwise.

o     PURCHASE OPTION. The Three Long Wharf Drive Ground Lease contains an option in favor of the Three Long Wharf Tenant, which may be exercised on or after May 1, 2012, to purchase the Three Long Wharf Drive Parcel for a purchase price equal to the greater of $1,500,000 or the amount that is ten (10) times the fixed annual rent under the Three Long Wharf Drive
      Ground Lease at the time the Three Long Wharf Tenant exercises its option
      (provided that in each case borrower is obligated to pay all applicable conveyance and transfer taxes). See "Partial Release" paragraph above.

o     MASTER LEASE. Mr. Gural executed the following in connection with the One and Three Long Wharf Drive Loan: (i) A master lease for Unit 1J (currently leased and occupied by the Children's Center through October 31, 2007, totaling approximately 15,735 square feet) for five (5) years from the termination of the Children's Center lease (subject to any termination as indicated below). Such master lease will terminate: (a) upon the renewal of the Children's Center lease for a lease term of at least five years,
      (b) re-letting of Unit 1J to one or more acceptable replacement tenants for a lease term of at least five years, or (c) evidence that the property has maintained a net operating income of at least $3,350,000 (excluding income from the master lease agreement) for at least 3 consecutive calendar months; and (ii) a rent payment agreement (rent guaranty) for
      Unit GA (approximately 7,600 square feet) and Unit GE (approximately 4,634 square feet) which are currently leased on a month-to-month basis by the
      State. Such rental guaranty shall continue in full force and effect until such time as: (a) the State renews the applicable leases for a term of at least 4 years, (b) one or more acceptable replacement tenants lease the space for a term of at least 5 years, (c) at least 12,000 square feet of the current vacant space at the Mortgaged Property is leased under one or more leases with terms of at least 5 years and the Mortgaged Property has a net operating income of at least $3,350,000 (excluding income from Units
      GA and GE unless the State has renewed its leases or Units GA and GE have been relet), or (d) borrower provides evidence that the property has maintained a net operating income of at least $3,350,000 (excluding income from Units GA and GE unless the State has renewed its leases or Units GA and GE have been relet) for at least 3 consecutive months.

o     CONSTRUCTION RESERVE. The borrower plans to build out the vacant atrium space located on the 2nd and 3rd floors of the One Long Wharf Drive
      Parcel, estimated between 20,587 to 30,000 square feet, and convert the space into individual tenant spaces. A $600,000 reserve was established at closing, with amounts from such reserve to be released from time to time provided (i) no event of default exists, and (ii) borrower delivers evidence reasonably satisfactory to lender that all work set forth in each request for release has been completed (including inspections of the
      Mortgaged Property and lien waivers). This space is assumed to be 30,000 square feet.

o     MANAGEMENT. Newmark & Company Real Estate, Inc., d/b/a Newmark Knight
      Frank, a New York corporation, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the One and Three
      Long Wharf Drive Loan.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       84

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             1515 FLAGLER WATERVIEW
--------------------------------------------------------------------------------

                        [PHOTO OF 1515 FLAGLER WATERVIEW]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       85

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             1515 FLAGLER WATERVIEW
--------------------------------------------------------------------------------

                         [MAP OF 1515 FLAGLER WATERVIEW]

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       86

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             1515 FLAGLER WATERVIEW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                  CWCapital
CUT-OFF DATE BALANCE                                                $37,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.5%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                              Ivor Braka
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE(1)                                                         5.651%
MATURITY DATE                                                  February 1, 2017
AMORTIZATION TYPE                                 Interest Only, Amortizing ARD
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         118 / 360
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  TAX/INSURANCE                                     Yes
  REPLACEMENT                                    $2,725
  TI/LC                                         $13,433

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                                     Yes
  REPLACEMENT                                   $32,700
  TI/LC(2)                                     $161,196

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $37,500,000
CUT-OFF DATE BALANCE/SF                                                    $229
CUT-OFF DATE LTV                                                          78.9%
MATURITY DATE LTV                                                         73.5%
UW DSCR ON NCF                                                            1.20x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                    West Palm Beach, FL
PROPERTY TYPE                                                    Office-Medical
SIZE (SF)                                                               163,487
OCCUPANCY AS OF JANUARY 16, 2007                                         100.0%
YEAR BUILT / YEAR RENOVATED                                           1998 / NA
APPRAISED VALUE                                                     $47,500,000
PROPERTY MANAGEMENT                          U.S. Realty Management Company LLC
UW ECONOMIC OCCUPANCY                                                     96.1%
UW REVENUES                                                          $5,318,923
UW TOTAL EXPENSES                                                    $1,938,772
UW NET OPERATING INCOME (NOI)                                        $3,380,151
UW NET CASH FLOW (NCF)                                               $3,109,775
--------------------------------------------------------------------------------

(1)   After the Anticipated Repayment Date, the interest rate on the loan will be increased to the greater of the initial interest rate plus 3% or a rate based on 10-year U.S. Treasury obligations plus 3%, as specified in the mortgage loan documents, and excess cash flow will be used to pay down principal.

(2)   Ongoing monthly TI/LC reserves will be escrowed until the account balance reaches $450,000. If the borrower draws the account down below the capped amount, monthly deposits will begin again until the amount in the account reaches the capped amount. In the event that the GSA -- U.S. Bankruptcy
      Court tenant does not renew its lease 6 months prior to its expiration, excess cash flow up to $50,000 per month (with a cap at $300,000) will be swept and placed in an escrow to be used for the demolition of the existing tenant build-out, tenant improvements and leasing commissions.
      See "GSA Reserve" below. Additionally, the borrower provided a letter of credit in the amount of $422,927 at closing which will be used to cover all tenant improvement and leasing commissions that are due but not yet paid for Palm Beach EFL Imaging Center. See "Palm Beach EFL Imaging
      Center, LLC-Letter of Credit" below.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       87

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             1515 FLAGLER WATERVIEW
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                               NET      % OF NET                            % OF TOTAL
                                           RATINGS(1)       RENTABLE    RENTABLE   BASE RENT     ANNUAL       ANNUAL       LEASE
TENANT                                  MOODY'S/S&P/FITCH   AREA (SF)     AREA        PSF      BASE RENT    BASE RENT    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
 Fairbanks Communications (2) .......       NR/NR/NR          33,852      20.7%     $ 18.99    $  642,849      18.0%     June 2023
 GSA -- U.S. Bankruptcy Court .......      Aaa/AAA/AAA        26,911      16.5      $ 31.71       853,359      23.9     January 2017
 OB/GYN Specialists of Palm Beaches .       NR/NR/NR          19,500      11.9      $ 19.05       371,544      10.4      June 2013
 Palm Beach EFL Imaging Center ......       NR/NR/NR          17,083      10.4      $ 22.01       376,060      10.5      July 2015
                                                              ------     -----                 ----------     -----

 TOTAL MAJOR TENANTS ................                         97,346      59.5%     $ 23.05    $2,243,812      62.9%

NON-MAJOR TENANTS ...................                         66,141      40.5      $ 20.01     1,323,197      37.1
                                                              ------     -----                 ----------     -----

OCCUPIED TOTAL ......................                        163,487     100.0%     $ 21.82    $3,567,009     100.0%
                                                                                               ==========     =====
VACANT SPACE ........................                              0       0.0
                                                             -------     -----

PROPERTY TOTAL ......................                        163,487     100.0%
                                                             =======     =====
------------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Fairbanks Communications is not in occupancy and has subleased its space pursuant to three subleases to two tenants: State of Florida (23, 437 square feet and 2,775 square feet) and OB/GYN Specialists of Palm Beaches
      (3,570 square feet).

---------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
                               WA BASE                                        CUMULATIVE                          CUMULATIVE
               # OF LEASES     RENT/SF      TOTAL SF         % OF TOTAL         % OF SF      % OF BASE RENT       % OF BASE
    YEAR       EXPIRING(1)   EXPIRING(1)   EXPIRING(1)   SF EXPIRING(1)(2)   ROLLING(1)(2)   ROLLING(1)(2)    RENT ROLLING(1)(2)
---------------------------------------------------------------------------------------------------------------------------------

    2007            2          $ 19.65         2,425            1.5%              1.5%            1.3%                1.3%
    2008            1          $ 18.55         6,356            3.9%              5.4%            3.3%                4.6%
    2009            2          $ 26.75         4,263            2.6%              8.0%            3.2%                7.8%
    2010            2          $ 20.71         6,345            3.9%             11.9%            3.7%               11.5%
    2011            1          $ 19.70         2,897            1.8%             13.6%            1.6%               13.1%
    2012            5          $ 19.91        15,994            9.8%             23.4%            8.9%               22.0%
    2013            5          $ 18.95        40,111           24.5%             47.9%           21.3%               43.4%
    2014            0               NA             0            0.0%             47.9%            0.0%               43.4%
    2015            3          $ 21.54        24,333           14.9%             62.8%           14.7%               58.1%
    2016            0               NA             0            0.0%             62.8%            0.0%               58.1%
    2017            1          $ 31.71        26,911           16.5%             79.3%           23.9%               82.0%
 Thereafter         1          $ 18.99        33,852           20.7%            100.0%           18.0%              100.0%
   Vacant           0               NA             0            0.0%            100.0%            0.0%              100.0%
---------------------------------------------------------------------------------------------------------------------------------

(1)   Fairbanks Communications is not in occupancy and has subleased its space pursuant to three subleases to two tenants: State of Florida (23,437 square feet and 2,775 square feet) and OB/GYN Specialists of Palm Beaches
      (3,570 square feet). The three subleases have not been included in the
      Lease Expiration Schedule. Fairbanks Communications remains obligated under its lease, which expires in 2023.

(2)   Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       88

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             1515 FLAGLER WATERVIEW
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "1515 Flagler Waterview Loan") is secured by a first mortgage encumbering a medical office building located in West
      Palm Beach, Florida. The 1515 Flagler Waterview Loan represents approximately 1.5% of the Cut-Off Date Pool Balance. The 1515 Flagler
      Waterview Loan was originated on January 25, 2007, and has a principal balance as of the Cut-Off Date of $37,500,000. The 1515 Flagler Waterview
      Loan provides for interest-only payments for the first five years of the loan term, and thereafter, monthly payments of principal and interest.

      The 1515 Flagler Waterview Loan has a remaining term of 118 months, an anticipated repayment date of February 1, 2017 and matures on February 1,
      2037. The 1515 Flagler Waterview Loan may be prepaid on or after November
      1, 2016 and permits defeasance with certain United States government obligations beginning two years after the Closing Date.

o     THE BORROWER. The borrower is 1515 Flagler Property LP ("Flagler LP"), a special purpose bankruptcy remote Delaware limited partnership. The ownership interest of the borrowing entity consists of 1515 Flagler GP LLC
      (74.151%), Chicago West Palm Associates LLC (25.0%), S.I.B. Partnership
      Ltd. (0.1%) and 1515 Flagler Partner LLC (0.749%). Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1515 Flagler Waterview Loan. The sponsor of the loan is
      Ivor Braka. Ivor Braka has over 30 years of experience in real estate investment and management.

o     THE PROPERTY. The Mortgaged Property consists of a nine-story office building totaling approximately 163,487 square feet situated on approximately 1.89 acres. The Mortgaged Property was constructed in 1998.
      The Mortgaged Property is located in West Palm Beach, Florida. As of
      January 16, 2007, the occupancy rate for the Mortgaged Property securing the 1515 Flagler Waterview Loan was approximately 100.0%.

      The largest tenant is Fairbanks Communications, Inc. ("Fairbanks")
      occupying approximately 33,852 square feet, or approximately 20.7% of the net rentable area, on a lease which expires in June 2023. Fairbanks was purchased by Clear Channel in 1998 and vacated the premises, however
      Fairbanks remains obligated under the lease until its expiration in June
      2023. Fairbanks has subleased approximately 88% of its space to two tenants under three subleases: State of Florida for the Attorney General's
      Office and OB/GYN Specialists of Palm Beaches. Fairbanks continues to be responsible for the CAM reimbursements and any shortfalls in rent. The second largest tenant is The General Services Administration - U.S.
      Bankruptcy Court ("GSA") occupying approximately 26,911 square feet, or approximately 16.5% of the net rentable area, on a lease which expires in
      December 2017. The GSA is an agency of the federal government and it uses this space for the U.S. Bankruptcy Court, Southern District of Florida.
      The third largest tenant is OB/GYN Specialists of Palm Beaches ("OB/GYN")
      occupying approximately 19,500 square feet, or approximately 11.9% of the net rentable area (on a lease which expires in June 2013), which includes both leased and subleased space. OB/GYN is associated with most of the hospitals in Palm Beach County and also has offices in Jupiter, Palm Beach
      Gardens, Wellington and Boynton Beach, in addition to the Palm Beach location.

o     LOCKBOX ACCOUNT. All tenants have been instructed to deposit monthly rents directly into a lockbox account. Upon occurrence of a Cash Restriction
      Condition, all revenue will be swept into a lender controlled account. A
      "Cash Restriction Condition" will be in effect: (i) at all times an event of default exists under the 1515 Flagler Waterview Loan, (ii) commencing upon such time as the debt service coverage ratio, as determined by lender, is less than 1.10x, (iii) from and after the date that is two months prior to February 1, 2017, the anticipated repayment date (the "ARD
      Cash Sweep Date") and/or (iv) if GSA fails to renew its lease pursuant to its terms not less than six months prior to the expiration date thereof
      (the "GSA Trigger Event") and continuing until such time, if any, as lender has determined that (a) no event of default exists under the 1515
      Flagler Waterview Loan, (b) the ARD Cash Sweep Date has not occurred, (c)
      the debt service coverage ratio with respect to the Mortgage Loan equals or exceeds 1.15x for a period of three or more consecutive months (as determined by lender in its sole and absolute discretion) and (d) if the
      GSA Trigger Event has occurred, the entire space demised under the GSA lease is re-leased to a replacement tenant acceptable to lender, in its sole and absolute discretion, and such replacement tenant is in occupancy and paying full rent without abatement (as evidenced by an estoppel certificate from such tenant acceptable to lender) pursuant to a replacement lease in form an substance acceptable to lender, in its sole discretion.

o     MANAGEMENT. U.S. Realty Management Company, LLC ("U.S. Realty
      Management"), an affiliate of the borrower, is the property manager for the Mortgaged Property securing the 1515 Flagler Waterview Loan. In 1989,
      Ivor Braka purchased U.S. Realty Management, a New Jersey real estate company founded in 1914. U.S. Realty Management owns and manages 42 properties with approximately 7.8 million square feet of retail space and shopping centers and 1.93 million square feet of industrial space with a total value of approximately $40.0 million.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       89

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             1515 FLAGLER WATERVIEW
--------------------------------------------------------------------------------

o     FAIRBANKS -- LETTER OF CREDIT. Fairbanks Communications, Inc.
      ("Fairbanks") has vacated its space at the Mortgaged Property and has entered into three subleases with the State of Florida (23,437 square feet and 2,775 square feet) and OB/GYN Specialists of Palm Beaches (3,570 square feet). Pursuant to the related mortgage loan documents, the borrower will be required to cause the related guarantor to provide lender with a letter of credit in a face amount equal to the Fairbanks Rental
      Differential in the event Fairbanks defaults under the Fairbanks lease.
      The term "Fairbanks Rental Differential" means (i) the aggregate amount of all basic rent, additional rent and common area maintenance charges payable by Fairbanks under the Fairbanks lease over the immediately succeeding twelve months minus (ii) the aggregate amount of all basic rent, additional rent and common area maintenance charges payable by the
      State of Florida under its two subleases over the immediately succeeding twelve months, as calculated by lender.

o     TENET -- LETTER OF CREDIT. Good Samaritan Medical Pavilions, Inc. (the
      predecessor-in-interest to Tenet Good Samaritan, Inc. ("Tenet")) entered into a lease with the predecessor-in-interest of the borrower in June
      1996. Tenet was subsequently released from certain obligations under its lease in connection with the re-leasing of the space under its lease to the GSA in October 2004. However, Tenet remains obligated to pay the Tenet
      Rental Differential. In the event Tenet defaults in its obligation to pay the Tenet Rental Differential to the borrower as and when required, the borrower will be required to cause the related guarantor to provide lender with a letter of credit in a face amount equal to the Tenet Rental
      Differential within five business days following written notice from lender. The term "Tenet Rent Differential" means (i) the aggregate amount of all basic rent, additional rent and common area maintenance charges payable by Tenet under its original lease over the immediately succeeding twelve months minus (ii) the aggregate amount of all basic rent, additional rent and common area maintenance charges payable by GSA under its lease over the immediately succeeding twelve months, as calculated by lender.

o     PALM BEACH EFL IMAGING CENTER, LLC -- LETTER OF CREDIT. The borrower posted a letter of credit ("EFL LOC") in the amount of $422,927 for all tenant improvements and leasing commission costs that are due but have not yet been paid for with regard to the tenant, Palm Beach EFL Imaging
      Center, LLC ("EFL"). The funds will be released to cover tenant improvement and leasing commission costs for EFL when the expenses are due.

o     GSA RESERVE. If the GSA does not renew its lease six months prior to its lease expiration in January 2017, all excess cash flow, up to $50,000 per month (capped at $300,000), will be swept and placed in an escrow to be utilized for the demolition of the existing non-standard tenant build-out
      (14,000 square feet of court room space), tenant improvements and leasing commission costs for this space.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       90

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       91

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              300 BROADHOLLOW ROAD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $36,800,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.5%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                        Houlihan-Parnes & CLK Properties
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.550%
MATURITY DATE                                                 February 11, 2017
AMORTIZATION TYPE                                                 Interest Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          118 / IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  TAX/INSURANCE                                     Yes
  TI/LC (LOC)                                $1,500,000

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                           Yes/Springing
  REPLACEMENT                                   $46,035
  TI/LC(1)                                    Springing

ADDITIONAL FINANCING(2)                                                    None

CUT-OFF DATE BALANCE                                                $36,800,000
CUT-OFF DATE BALANCE/SF                                                    $152
CUT-OFF DATE LTV                                                          79.3%
MATURITY DATE LTV                                                         79.3%
UW DSCR ON NCF                                                            1.38x
--------------------------------------------------------------------------------

                         [PHOTO OF 300 BROADHOLLOW ROAD]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                           Melville, NY
PROPERTY TYPE                                                Office -- Suburban
SIZE (SF)                                                               242,292
OCCUPANCY AS OF JANUARY 16, 2007                                          93.2%
YEAR BUILT / YEAR RENOVATED                                           1989 / NA
APPRAISED VALUE                                                     $46,400,000
PROPERTY MANAGEMENT                                     CLK/Houlihan-Parnes LLC
UW ECONOMIC OCCUPANCY                                                     94.7%
UW REVENUES                                                          $6,449,517
UW TOTAL EXPENSES                                                    $3,332,883
UW NET OPERATING INCOME (NOI)                                        $3,116,634
UW NET CASH FLOW (NCF)                                               $2,820,692
--------------------------------------------------------------------------------

(1)   Upon termination of any lease in excess of $50,000 in annual base rent, a rollover reserve shall be established for all remaining lease payments, including fees, penalties and commissions; however, the borrower may substitute a letter of credit for these amounts.

(2)   Future mezzanine debt is permitted subject to a maximum combined loan-to-value ratio of 85.0% and a minimum combined debt service coverage ratio of 1.10x as decribed in the related Mortgage Loan documents.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       92

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              300 BROADHOLLOW ROAD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
                                                                 % OF NET                         % OF TOTAL
                                   RATINGS(1)       NET RENTAB   RENTABLE  BASE RENT    ANNUAL      ANNUAL          LEASE
TENANT                          MOODY'S/S&P/FITCH  LE AREA (SF)    AREA       PSF     BASE RENT   BASE RENT       EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
 Bank of America .............      Aa1/AA/AA         66,830       27.6%   $   6.59   $  440,410       9.0%     September 2009
 Marsh USA, Inc. .............     Baa2/BBB/BBB       21,510        8.9    $  28.11      604,646      12.4       October 2007
 Morgan Stanley ..............      Aa3/A+/AA-        17,230        7.1    $  27.49      473,653       9.7         May 2007
 Somerset Investors ..........       NR/NR/NR         15,267        6.3    $  26.64      406,779       8.3    Multiple Spaces(2)
 Keane Inc. ..................       NR/NR/NR         13,900        5.7    $  28.11      390,729       8.0         July 2008
                                                     -------      -----               ----------     -----
 TOTAL MAJOR TENANTS .........                       134,737       55.6%   $  17.19   $2,316,217      47.4%

NON-MAJOR TENANTS ............                        91,167       37.6    $  28.16    2,567,107      52.6
                                                     -------      -----               ----------     -----

OCCUPIED TOTAL ...............                       225,904       93.2%   $  21.62   $4,883,324     100.0%
                                                                                      ==========     =====
VACANT SPACE .................                        16,388        6.8
                                                     -------      -----

PROPERTY TOTAL ...............                       242,292      100.0%
                                                     =======      =====
--------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Under the terms of multiple leases, 2,311 square feet expire in August
      2011 and 12,956 square feet expire in January 2016.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                                    WA BASE                                   CUMULATIVE                          CUMULATIVE
                  # OF LEASES       RENT/SF     TOTAL SF      % OF TOTAL        % OF SF      % OF BASE RENT     % OF BASE RENT
      YEAR          EXPIRING       EXPIRING     EXPIRING     SF EXPIRING*      EXPIRING*        EXPIRING*         EXPIRING*
------------------------------------------------------------------------------------------------------------------------------

      2007             7           $ 28.96       58,873          24.3%            24.3%            34.9%             34.9%
      2008             1           $ 28.11       13,900           5.7%            30.0%             8.0%             42.9%
      2009             2           $  6.91       67,938          28.0%            58.1%             9.6%             52.5%
      2010             3           $ 30.89       15,519           6.4%            64.5%             9.8%             62.3%
      2011             6           $ 26.29       19,110           7.9%            72.4%            10.3%             72.6%
      2012             3           $ 29.36       12,156           5.0%            77.4%             7.3%             79.9%
      2013             1           $ 30.28        5,259           2.2%            79.6%             3.3%             83.2%
      2014             1           $ 29.75        6,599           2.7%            82.3%             4.0%             87.2%
      2015             1           $ 26.37        7,214           3.0%            85.3%             3.9%             91.1%
      2016             2           $ 28.69       15,089           6.2%            91.5%             8.9%            100.0%
      2017             0           $  0.00            0           0.0%            91.5%             0.0%            100.0%
   Thereafter          3           $  0.21        4,247           1.8%            93.2%             0.0%            100.0%
     Vacant            0                NA       16,388           6.8%           100.0%             0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       93

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         HOTEL MONACO -- WASHINGTON, DC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $35,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.4%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                              Kimpton Development Opportunity Fund, L.P.
TYPE OF SECURITY                                                      Leasehold
MORTGAGE RATE                                                            5.680%
MATURITY DATE                                                    March 11, 2012
AMORTIZATION TYPE                                                 Interest Only
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                            60 / IO
REMAINING TERM / AMORTIZATION                                           59 / IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  ENGINEERING                                   $25,000

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                               Springing
  REPLACEMENT(1)                              $764,045

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $35,000,000
CUT-OFF DATE BALANCE/ROOM                                              $191,257
CUT-OFF DATE LTV                                                          62.4%
MATURITY DATE LTV                                                         62.4%
UW DSCR ON NCF                                                            2.23x
--------------------------------------------------------------------------------

                    [PHOTO OF HOTEL MONACO -- WASHINGTON, DC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                         Washington, DC
PROPERTY TYPE                                       Hospitality -- Full Service
SIZE (ROOMS)                                                                183
OCCUPANCY AS OF DECEMBER 31, 2006(2)                                      75.6%
YEAR BUILT / YEAR RENOVATED                                         1839 / 2002
APPRAISED VALUE                                                     $56,100,000
PROPERTY MANAGEMENT                            Kimpton Hotel & Restaurant Group
UW ECONOMIC OCCUPANCY                                                     75.0%
UW REVENUES                                                         $20,162,815
UW TOTAL EXPENSES                                                   $14,922,543
UW NET OPERATING INCOME (NOI)                                        $5,240,272
UW NET CASH FLOW (NCF)                                               $4,433,759
--------------------------------------------------------------------------------

(1)   Initially set at $63,670 for the first month of the loan term and then adjusted monthly to be one-twelfth of 4% of the trailing 12-month period's gross revenue for the Mortgaged Property.

(2)   Based on the trailing 12-month period ending December 31, 2006.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       94

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         HOTEL MONACO -- WASHINGTON, DC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                FACILITY SUMMARY
--------------------------------------------------------------------------------
GUEST ROOMS                                                              NUMBER
--------------------------------------------------------------------------------
King ..........................................................             103
Double/Double .................................................              11
Queen .........................................................              52
Suites ........................................................              15
Parlors .......................................................               2
                                                                    -----------
  TOTAL .......................................................             183
                                                                    ===========

FOOD AND BEVERAGE                                                       SEATING
--------------------------------------------------------------------------------
Poste Restaurant ..............................................             104
Poste Lounge ..................................................              30
Poste Seasonal Courtyard ......................................              42
                                                                    -----------
  TOTAL .......................................................             176
                                                                    ===========

MEETING AND BANQUET SPACE                                           SQUARE FEET
--------------------------------------------------------------------------------
Athens Room ...................................................           2,048
Paris Ballroom ................................................           3,396
Tokyo Boardroom ...............................................             450
                                                                    -----------
  TOTAL .......................................................           5,894
                                                                    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FINANCIAL SCHEDULE
--------------------------------------------------------------------------------
Financial Period ..............................................            2006
Occupancy* ....................................................           75.6%
ADR ...........................................................         $243.62
REVPAR ........................................................         $184.05
UW Occupancy ..................................................           75.0%
UW ADR ........................................................         $260.00
UW REVPAR .....................................................         $195.00
--------------------------------------------------------------------------------

*     Based on 2006 actuals.

---------------------------------------------------------------------------------------------------------------------------------
                                                       COMPETITIVE SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
                                                                                ESTIMATED 2006*
                                                ---------------------------------------------------------------------------------
                                    NUMBER OF                                          OCCUPANCY                        REVPAR
PROPERTY                              ROOMS     OCCUPANCY       ADR        REVPAR     PENETRATION   ADR PENETRATION   PENETRATION
---------------------------------------------------------------------------------------------------------------------------------

Hotel Monaco (subject) ...........      183        75.6%     $ 242.87     $ 183.61       107.0%           97.3%          103.8%
Hotel George .....................      139        69.0%     $ 232.00     $ 160.08        97.7%           93.0%           90.5%
Jefferson Hotel ..................      100        68.0%     $ 241.00     $ 163.88        96.3%           96.6%           92.6%
Loews Madison Hotel ..............      353        65.0%     $ 223.00     $ 144.95        92.0%           89.3%           81.9%
Marriott Metro Center ............      456        73.0%     $ 226.00     $ 164.98       103.3%           90.6%           93.2%
Sofitel ..........................      237        68.0%     $ 241.00     $ 163.88        96.3%           96.6%           92.6%
Willard InterContinental .........      332        74.0%     $ 330.00     $ 244.20       104.8%          132.2%          138.0%
                                      -----
TOTAL/AVERAGE ....................    1,800        70.6%     $ 249.58     $ 176.97       100.0%          100.0%          100.0%
                                      =====
---------------------------------------------------------------------------------------------------------------------------------

*     Based on the HVS International appraisal dated January 22, 2007.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       95

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              275 BROADHOLLOW ROAD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $33,200,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.4%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                    Houlihan -- Parnes &
                                                                 CLK Properties
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.550%
MATURITY DATE                                                 February 11, 2017
AMORTIZATION TYPE                                                 Interest Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          118 / IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  TAX/INSURANCE                                     Yes

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                           Yes/Springing
  REPLACEMENT                                   $25,354
  ROLLOVER(1)                                 Springing

ADDITIONAL FINANCING(2)                                                    None

CUT-OFF DATE BALANCE                                                $33,200,000
CUT-OFF DATE BALANCE/SF                                                    $262
CUT-OFF DATE LTV                                                          76.0%
MATURITY DATE LTV                                                         76.0%
UW DSCR ON NCF                                                            1.21x
--------------------------------------------------------------------------------

                        [PHOTO OF 275 BROADHOLLOW ROAD]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                           Melville, NY
PROPERTY TYPE                                                Office -- Suburban
SIZE (SF)                                                               126,770
OCCUPANCY AS OF JANUARY 16, 2007                                         100.0%
YEAR BUILT / YEAR RENOVATED                                           1989 / NA
APPRAISED VALUE                                                     $43,700,000
PROPERTY MANAGEMENT                                  CLK/Houlihan -- Parnes LLC
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                          $3,267,100
UW TOTAL EXPENSES                                                    $1,013,989
UW NET OPERATING INCOME (NOI)                                        $2,253,111
UW NET CASH FLOW (NCF)                                               $2,227,757
--------------------------------------------------------------------------------

(1)   North Fork Bank, currently the only tenant under multiple leases, must provide 18 month's written notice regarding its intent to exercise either of the two five-year renewal options. Upon the termination of any lease in excess of $50,000 in annual base rent, a rollover reserve shall be established for all remaining lease payments, including fees, penalties and commissions; however the borrower may substitute a letter of credit for these amounts.

(2)   Future mezzanine debt is permitted subject to a maximum combined loan-to-value ratio of 85.0% and a minimum combined debt service coverage ratio of 1.10x as decribed in the related Mortgage Loan documents.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       96

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              275 BROADHOLLOW ROAD
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                          % OF NET                                  % OF TOTAL
                            RATINGS*        NET RENTABLE  RENTABLE    BASE RENT                     ANNUAL BASE
TENANT                  MOODY'S/S&P/FITCH    AREA (SF)      AREA         PSF      ANNUAL BASE RENT     RENT       LEASE EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANT .........
 North Fork Bank .....      A2/A-/NR          126,770      100.0%      $ 26.67       $3,380,931         100.0%     December 2018
                                              -------      -----                     ----------         -----
PROPERTY TOTAL .......                        126,770      100.0%      $ 26.67       $3,380,931         100.0%
                                              =======      =====                     ==========         =====
-----------------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

-------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------------
                                    WA BASE                                    CUMULATIVE                          CUMULATIVE
                    # OF LEASES     RENT/SF      TOTAL SF      % OF TOTAL        % OF SF      % OF BASE RENT     % OF BASE RENT
      YEAR           EXPIRING       EXPIRING     EXPIRING     SF EXPIRING*      EXPIRING*       EXPIRING*          EXPIRING*
-------------------------------------------------------------------------------------------------------------------------------

2018 ...........         3          $ 26.67      126,770         100.0%           100.0%          100.0%             100.0%
Vacant .........         0               NA            0           0.0%           100.0%            0.0%             100.0%
-------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       97

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             STORAGE XXTRA PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $33,088,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.4%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                        The OB Companies

TYPE OF SECURITY                                                            Fee
PARTIAL DEFEASANCE(1)                                                       Yes
MORTGAGE RATE                                                            5.650%
MATURITY DATE                                                    March 11, 2017
AMORTIZATION TYPE                                                 Interest Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          119 / IO
LOCKBOX                                                                    None

UP-FRONT RESERVES
  TAX/INSURANCE                                     Yes

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                                     Yes
  REPLACEMENT                                   $64,314

ADDITIONAL FINANCING(2)                  Mezzanine Debt              $4,136,000

                                          TRUST ASSET             TOTAL DEBT
                                          -----------             -----------
CUT-OFF DATE BALANCE                      $33,088,000             $37,224,000
CUT-OFF DATE BALANCE/SF                       $59                     $66
CUT-OFF DATE LTV                             80.0%                   90.0%
MATURITY DATE LTV                            80.0%                   80.0%
UW DSCR ON NCF(3)                            1.33x                   0.98x
--------------------------------------------------------------------------------

                       [PHOTO OF STORAGE XXTRA PORTFOLIO]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                7
LOCATION                                                   Georgia and Illinois
PROPERTY TYPE                                                      Self Storage
SIZE (SF)                                                               564,687
OCCUPANCY AS OF VARIOUS DATES                                             79.5%
YEAR BUILT / YEAR RENOVATED                                   Various / Various
APPRAISED VALUE                                                     $41,360,000
PROPERTY MANAGEMENT                                            The OB Companies
UW ECONOMIC OCCUPANCY                                                     77.4%
UW REVENUES                                                          $4,436,726
UW TOTAL EXPENSES                                                    $1,879,181
UW NET OPERATING INCOME (NOI)                                        $2,557,544
UW NET CASH FLOW (NCF)                                               $2,493,229
--------------------------------------------------------------------------------

(1)   The Storage Xxtra Portfolio Loan allows for partial release two years after the Closing Date subject to (i) a defeasance payment equal to 110%
      of the allocated loan amount for each released property, (ii) a minimum debt service coverage ratio of 1.25x and a maximum loan-to-value ratio of
      75% on the remaining collateral and (iii) certain other conditions as specified in the related Mortgage Loan documents.

(2)   Future mezzanine debt is permitted subject to a maximum combined loan-to-value ratio of 80.0% and a minimum combined debt service coverage ratio of 1.20x as decribed in the related Mortgage Loan documents.

(3)   The mezzanine debt is a floating rate loan that accrues interest at a rate of 1-month LIBOR plus 3.000% per annum for the first 5 years and 1-month
      LIBOR plus 3.500% per annum for the remaining 5 years. The mezzanine loan is interest only for the first 5 years. Beginning with the 60th payment and every twelve months thereafter, one-sixth of the outstanding principal amount as of the 60th month is due, such that upon maturity the mezzanine loan will be fully repaid. For purposes of calculating the total debt service coverage ratio, an assumed LIBOR of 5.320% was utilized to calculate the mezzanine loan debt service.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       98

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            STORAGE XXTRA PORTFOLIO
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                               STORAGE XXTRA PORTFOLIO SUMMARY
---------------------------------------------------------------------------------------------
                                                      ALLOCATED
                                                       CUT-OFF                         NET
                                                         DATE        YEAR BUILT/    RENTABLE
PROPERTY NAME                 LOCATION                 BALANCE        RENOVATED       AREA
---------------------------------------------------------------------------------------------

2775 West Bode Road           Hoffman Estates, IL   $ 6,824,000   1987-1998 / NA   108,590
1505 Old Deerfield Road       Highland Park, IL       6,568,000     1988 / 2005     61,571
4500 Billy Williamson Drive   Macon, GA               4,800,000      2005 / NA      84,856
2170 West Point Road          La Grange, GA           4,320,000      2003 / NA      94,215
5977 Whitesville Road         Columbus, GA            4,320,000      2000 / NA      75,905
7000 Storage Court            Columbus, GA            3,376,000      2004 / NA      66,750
4486 Riverside Drive          Macon, GA               2,880,000      1996 / NA      72,800
                                                    -----------                    -------
TOTAL/AVERAGE                                       $33,088,000                    564,687
                                                    ===========                    =======
---------------------------------------------------------------------------------------------

                               ALLOCATED
                                CUT-OFF
                                 DATE                              UNDERWRITTEN                 APPRAISED
                                BALANCE                   UW         NET CASH      APPRAISED      VALUE
PROPERTY NAME                   PER SF    OCCUPANCY*   OCCUPANCY       FLOW          VALUE       PER SF
---------------------------------------------------------------------------------------------------------

2775 West Bode Road              $ 63      86.8%        80.1%      $  577,953     $ 8,530,000     $ 79
1505 Old Deerfield Road          $107      73.9%        68.3%         481,597       8,210,000     $133
4500 Billy Williamson Drive      $ 57      57.6%        61.1%         251,861       6,000,000     $ 71
2170 West Point Road             $ 46      78.1%        81.9%         322,399       5,400,000     $ 57
5977 Whitesville Road            $ 57      94.1%        91.7%         360,115       5,400,000     $ 71
7000 Storage Court               $ 51      83.4%        73.8%         219,479       4,220,000     $ 63
4486 Riverside Drive             $ 40      82.0%        82.5%         279,824       3,600,000     $ 49
                                                                   ----------     -----------
TOTAL/AVERAGE                    $ 59      79.5%        77.4%      $2,493,229     $41,360,000     $ 73
                                                                   ==========     ===========
---------------------------------------------------------------------------------------------------------

*     The occupancy source dates are February 28, 2007 for 2775 West Bode Road,
      February 8, 2007 for 1505 Old Deerfield Road and January 31, 2007 for each of the others.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       99

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         PREFERRED FREEZER -- VERNON, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                  CWCapital
CUT-OFF DATE BALANCE                                                $32,885,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.3%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                           Sherwin Jarol
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE(1)                                                         6.338%
MATURITY DATE                                                     March 1, 2017
AMORTIZATION TYPE                                 Interest Only, Amortizing ARD
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         119 / 360
LOCKBOX                                                                     Yes

UP-FRONT RESERVES                                  None

ONGOING ANNUAL RESERVES
  TAX/INSURANCE(2)                            Springing
  REPLACEMENT(3)                              Springing

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $32,885,000
CUT-OFF DATE BALANCE/SF                                                    $178
CUT-OFF DATE LTV                                                          76.5%
MATURITY DATE LTV                                                         71.9%
UW DSCR ON NCF                                                            1.13x
--------------------------------------------------------------------------------

                   [PHOTO OF PREFERRED FREEZER -- VERNON, CA]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                             Vernon, CA
PROPERTY TYPE                                              Industrial-Warehouse
SIZE (SF)                                                               184,273
OCCUPANCY AS OF JANUARY 1, 2007                                          100.0%
YEAR BUILT / YEAR RENOVATED                                           2006-2007
APPRAISED VALUE                                                     $43,000,000
PROPERTY MANAGEMENT                                                Self managed
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                          $3,624,720
UW TOTAL EXPENSES                                                      $815,495
UW NET OPERATING INCOME (NOI)                                        $2,809,225
UW NET CASH FLOW (NCF)                                               $2,781,584
--------------------------------------------------------------------------------

(1)   After the Anticipated Repayment Date, the interest rate on the loan will be increased to the greater of the initial interest rate plus 3% or a rate based on 10-year U.S. Treasury obligations plus 3%, as specified in the mortgage loan documents, and excess cash flow will be used to pay down principal.

(2)   The borrower will be required to make monthly payments for real estate taxes and insurance premiums if lender does not receive acceptable evidence that the borrower has made its required tax and insurance payments.

(3)   Replacement reserves have been waived. However, pursuant to the related mortgage loan documents, the lender may, following its reasonable determination that borrower is failing to maintain the mortgaged property or following an event of default, reassess its estimate of the amount necessary for the replacement reserve, in which case the monthly amount payable by the borrower to the lender for deposit into the replacement reserve shall change in accordance with such estimate on 30 days written notice to the borrower.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       100

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         PREFERRED FREEZER -- VERNON, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
                                                             % OF NET                             % OF TOTAL
                               RATINGS        NET RENTABLE   RENTABLE   BASE RENT     ANNUAL      ANNUAL BASE
TENANT                    MOODY'S/S&P/FITCH    AREA (SF)       AREA        PSF       BASE RENT       RENT      LEASE EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
 Preferred Freezer .....      NR/NR/NR          184,273       100.0%     $ 16.28    $3,000,000      100.0%      December 2031
                                                -------       -----
PROPERTY TOTAL .........                        184,273       100.0%
                                                =======       =====
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE EXPIRATION SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
               # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF     % OF BASE     CUMULATIVE % OF BASE
     YEAR        EXPIRING       EXPIRING       EXPIRING     EXPIRING*          ROLLING*        RENT ROLLING*      RENT ROLLING*
-----------------------------------------------------------------------------------------------------------------------------------

     2007           0            $  0.00              0         0.0%               0.0%              0.0%               0.0%
     2008           0            $  0.00              0         0.0%               0.0%              0.0%               0.0%
     2009           0            $  0.00              0         0.0%               0.0%              0.0%               0.0%
     2010           0            $  0.00              0         0.0%               0.0%              0.0%               0.0%
     2011           0            $  0.00              0         0.0%               0.0%              0.0%               0.0%
     2012           0            $  0.00              0         0.0%               0.0%              0.0%               0.0%
     2013           0            $  0.00              0         0.0%               0.0%              0.0%               0.0%
     2014           0            $  0.00              0         0.0%               0.0%              0.0%               0.0%
     2015           0            $  0.00              0         0.0%               0.0%              0.0%               0.0%
     2016           0            $  0.00              0         0.0%               0.0%              0.0%               0.0%
     2017           0            $  0.00              0         0.0%               0.0%              0.0%               0.0%
  Thereafter        1            $ 16.28        184,273       100.0%             100.0%            100.0%             100.0%
    Vacant          0                 NA              0         0.0%             100.0%              0.0%             100.0%
-----------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       101

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                               SIGNIFICANT SPONSOR CONCENTRATION
------------------------------------------------------------------------------------------------
                                    # OF LOANS/                                     AGGREGATE
                                     MORTGAGED                                       CUT-OFF
SPONSOR                             PROPERTIES               LOAN(S)              DATE BALANCE
------------------------------------------------------------------------------------------------

Tishman Speyer and BlackRock            1/2          Peter Cooper Village &        $250,000,000
  Realty Advisors, Inc.                               Stuyvesant Town Loan
Joseph L. Jerome                        1/1           75 Broad Street Loan         $243,500,000
Douglas Jemal, Norman Jemal, and        2/2        The Woodies Building Loan,      $185,950,000
  Woodies Management, LLC                            1630 Connecticut Avenue
                                                             NW Loan
Houlihan-Parnes and CLK                 3/3          90 Merrick Avenue Loan,       $108,000,000
  Properties                                       300 Broadhollow Road Loan,
                                                    275 Broadhollow Road Loan
GGP Limited Partnership                 1/4         Ala Moana Portfolio Loan       $100,000,000
Markley Boston, LLC and Markley         1/1          One Summer Street Loan        $ 82,000,000
  One Summer Street, LLP
Kimpton Development Opportunity         2/2             Argonaut Hotel --          $ 77,000,000
  Fund, L.P.                                         San Francisco, CA Loan,
                                                         Hotel Monaco --
                                                       Washington, DC Loan
------------------------------------------------------------------------------------------------

                                    % OF CUT-OFF      WEIGHTED        WEIGHTED       WEIGHTED
                                     DATE POOL     AVERAGE CUT-OFF   AVERAGE UW       AVERAGE
SPONSOR                               BALANCE         DATE LTV       DSCR ON NCF   MORTGAGE RATE
------------------------------------------------------------------------------------------------

Tishman Speyer and BlackRock           10.2%            55.6%           1.73x         6.434%
  Realty Advisors, Inc.
Joseph L. Jerome                        9.9%            79.8%           1.26x         5.531%
Douglas Jemal, Norman Jemal, and        7.6%            70.3%           1.12x         5.845%
  Woodies Management, LLC
Houlihan-Parnes and CLK                 4.4%            78.5%           1.30x         5.592%
  Properties
GGP Limited Partnership                 4.1%            51.5%           1.81x         5.603%
Markley Boston, LLC and Markley         3.3%            46.1%           1.63x         5.815%
  One Summer Street, LLP
Kimpton Development Opportunity         3.1%            62.3%           2.32x         5.675%
  Fund, L.P.
------------------------------------------------------------------------------------------------

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       102

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                        PARI PASSU LOANS
--------------------------------------------------------------------------------------------------------------------------------
                                                                            % OF CUT-OFF
                                            LOAN          CUT-OFF DATE       DATE POOL                             CONTROLLING
MORTGAGE LOAN                              NUMBER       PRINCIPAL BALANCE     BALANCE     % OF PARI PASSU DEBT      TRANSACTION
--------------------------------------------------------------------------------------------------------------------------------

Peter Cooper Village & Stuyvesant Town        1           $250,000,000         10.2%              8.3%              CD 2006-CD3
Ala Moana Portfolio                           4           $100,000,000          4.1%              8.3%            WBCMT 2007-C30
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                   SUBORDINATE COMPANION LOANS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              CUT-OFF DATE
                                                          CUT-OFF DATE          % OF          SUBORDINATE
                                            LOAN            PRINCIPAL       CUT-OFF DATE     COMPANION LOAN
MORTGAGE LOAN                              NUMBER            BALANCE        POOL BALANCE        BALANCE           PRIMARY SERVICER
----------------------------------------------------------------------------------------------------------------------------------

Ala Moana Portfolio                           4           $100,000,000          4.1%          $300,000,000         Wachovia Bank
Palisades Village Center                     17           $ 29,200,000          1.2%          $  3,650,000         Wachovia Bank
General Services Building - Woodland, CA     59           $ 10,332,000          0.4%          $  2,863,491         Wachovia Bank
475 Bedford Street                           74           $  7,665,000          0.3%          $    345,000         Wachovia Bank
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  EXISTING SUBORDINATE FINANCING
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          % OF
                                                                                                                      CUT-OFF DATE
                                                                         # OF LOANS              LOANS                POOL BALANCE
----------------------------------------------------------------------------------------------------------------------------------

Secured by Borrower Interests ..........................                     7                     *                     14.2%
Secured by Mortgaged Property ..........................                     4         Ala Moana Portfolio Loan,          6.0%
                                                                                     Palisades Village Center Loan,
                                                                                      General Services Building --
                                                                                         Woodland, CA Loan, 475
                                                                                          Bedford Street Loan
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                    FUTURE PERMITTED FINANCING
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          % OF
                                                                                                                      CUT-OFF DATE
                                                                         # OF LOANS              LOANS                POOL BALANCE
----------------------------------------------------------------------------------------------------------------------------------

Secured by Borrower Interests .......................................       28                     **                    34.8%
Secured by Mortgaged Property (Pari Passu) and/or Borrower Interests         1           Peter Cooper Village &          10.2%
Secured by Borrower Interests and Unsecured Debt ....................        1            Stuyvesant Town Loan
Unsecured Debt ......................................................        3          Ala Moana Portfolio Loan          4.1%
                                                                                      Spring Park Apartments Loan,        1.8%
                                                                                     Grove at Asheville Loan, Kmart
                                                                                         Plaza Albuquerque Loan
----------------------------------------------------------------------------------------------------------------------------------

*     Peter Cooper Village & Stuyvesant Town Loan, Storage Xxtra Portfolio Loan,
      Summit at Southpoint Loan, Riverwind at Alafaya Trail Apartments Loan,
      Park Centre VI Loan, Shadow Pines Apartments Loan, Highland Orchard
      Apartments Loan

**    75 Broad Street Loan, The Woodies Building Loan, One Summer Street Loan,
      Westin -- Fort Lauderdale, FL Loan, 90 Merrick Avenue Loan, 300
      Broadhollow Road Loan, 275 Broadhollow Road Loan, Storage Xxtra Portfolio
      Loan, 2175 K Street Loan, Ferguson Enterprises Property Loan, Country
      Village Loan, Timber Hills Apartments Loan, Holiday Inn -- Portsmouth, NH
      Loan, Quality Inn & Suites -- Dulles, VA Loan, 3505-3521 East Chapman
      Retail Center Loan, Gladstone Building Loan, Holiday Inn Hotel & Suites --
      Tarpon Springs, FL Loan, Glenwood Place II Loan, Neilson Square Loan,
      Cedar Springs Apartments Loan, Glenwood Place I Loan, Microtel Inn &
      Suites Buckhead Loan, CVS Glenville -- NY Loan, Artisan Shops Loan,
      America's Best Inn -- Portsmouth, NH Loan, 201 Wilshire Office Building
      Loan, Old Time Pottery -- Fairview Heights, IL Loan, Thomas Executive
      Center Loan.

This material is for your private information, and none of Citigroup Global
Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

CITIGROUP                                                    WACHOVIA SECURITIES
                            DEUTSCHE BANK SECURITIES

                                       103